                    TABLE OF CONTENTS

Letter to Shareholders.........................     1
Performance Results............................     3
Glossary of Terms..............................     4
Portfolio Management Review....................     5
Portfolio Highlights...........................     8
Portfolio of Investments.......................     9
Statement of Assets and Liabilities............    12
Statement of Operations........................    13
Statement of Changes in Net Assets.............    14
Financial Highlights...........................    15
Notes to Financial Statements..................    18

UTLF SAR  11/98

                             LETTER TO SHAREHOLDERS

October 22, 1998

Dear Shareholder,
    These continue to be dramatic and
highly unusual times for global
financial markets. Despite a severe
crisis of confidence in many emerging
economies, the United States has been
relatively unscathed by the turmoil.
However, volatility increased in the
U.S. equity market as the Asian crisis                   [PHOTO]
spread to Russia and Latin America
during the reporting period. Fixed-
income investors were not entirely
unaffected, as volatility forced yield
spreads to widen between Treasuries and    DENNIS J. MCDONNELL AND DON G. POWELL
high-yield securities, corporate bonds,
and mortgage-backed securities.
    We expect that volatility will remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals and to view daily fluctuations as relatively minor in the larger picture. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC OVERVIEW
    Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.
    Psychological factors played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans suddenly have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
    Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.4 percent during the 12 months through September, while wholesale prices actually fell during the same period.

                                                            Continued on page  2

MARKET OVERVIEW

    After a steady eight-year climb, the U.S. equity market dropped sharply during the third quarter. From its peak on July 17, the S&P 500-Stock Index fell
19.3 percent through August 31 before beginning a modest rally. For the three months through September, the Dow Jones Industrial Average slid 12.4 percent, the index's worst performance since 1990. Small-capitalization stocks were even harder hit, with the Russell 2000-Stock Index falling 20.5 percent during the quarter.
    Several factors combined to produce the abrupt sell-off in U.S. stocks. First, the collapse of the Russian ruble upset the market for emerging market securities and financial concerns spread to Latin America, a major U.S. export market. Also, the continuing lack of progress at resolving a severe banking crisis in Japan stalled prospects for an economic recovery in many Asian nations. Finally, the near certainty of an economic slowdown in the United States caused investors to worry about corporate profits.
    Despite the broad-based nature of the decline, defensive sectors such as tobacco, drugs, electric utilities, and food companies each posted positive returns during the quarter. Conversely, cyclical industries like clothing, securities brokers, and heavy machinery posted large losses. Concerns about the possible impact of the equity market's roughly $2 trillion decline on consumer spending likely played a role in the Fed's recent decision to cut interest rates.

OUTLOOK

    As we've noted, the stock market had enjoyed an eight-year advance until the decline from the peak in July. Whether market historians will declare this period to have been a bear market or correction is not clear. Semantics aside, our focus remains on managing through this volatile market and keeping focused on our longer-term investment goals.
    It is our view that the decline will turn out to be relatively mild by historical standards. While conditions in the global economy remain highly uncertain, the domestic backdrop includes such favorable factors as a bias toward a more liberal monetary policy, benign inflation, and low bond yields. We believe that in this environment it is unlikely that stocks will enter a severe decline from current levels.
    We caution that volatile conditions are likely to linger. Sectors of the market that had become the most highly valued have yet to fall in concert with broader indices. Often, declines don't end until those stocks that had been the leaders of the previous uptrend encounter profit-taking as well. Accordingly, we believe that the next bull phase will be set to begin when market leadership becomes more equally balanced across all capitalization and style sectors.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                            VAN KAMPEN UTILITY FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Three-month total return based on
  NAV(1).................................    0.47%      0.30%       0.30%
One-year total return(2).................   14.95%     17.01%      20.03%
Five-year average annual total
return(2)................................    9.69%      9.93%      10.18%
Life-of-Fund average annual total
return(2)................................   10.27%     10.55%      10.54%
Commencement date........................ 07/28/93   07/28/93    08/13/93

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since September 30, 1998. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the Fund concentrates investments in the utility industry, it may be more susceptible to any economic, political or regulatory occurrence effecting this industry. Foreign securities involve the risk of fluctuations in foreign exchange rates, future political and economic developments. Lower-rated securities are referred to as "junk bonds"' and are considered speculative with regards to payment of interest and principal.

Market forecasts provided in this report may not necessarily come to pass.
--------------------------------------------------------------------------------
On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from June 30 to March 31. As a result, this semi-annual report reflects the three-month period commencing on July 1, 1998, and ending on September 30, 1998.
--------------------------------------------------------------------------------

                               GLOSSARY OF TERMS

BEAR MARKET: A market in which prices of securities are falling or are expected to fall.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). Generally, there is no redemption fee (Contingent Deferred Sales Charge).

DEREGULATION: The process of allowing utility companies to engage in open competition to offer customers new and expanded services, as ushered in by revised state legislation.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

DOW JONES UTILITY AVERAGE: A market indicator composed of 15 utilities stocks.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

RECESSION: A period of no or negative economic growth and high unemployment.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                          PORTFOLIO MANAGEMENT REVIEW

                            VAN KAMPEN UTILITY FUND

We recently spoke to the management team of the Van Kampen Utility Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Christine Drusch, portfolio manager; Matthew Hart, portfolio comanager; and Stephen L. Boyd, chief investment officer for equity investments.
     The Fund's fiscal year end was recently changed from June 30 to March 31. Going forward, your semiannual reports will be dated September 30, and your annual reports will be dated March 31. The following interview discusses the Fund's performance during the three-month period since your last report, from June 30, 1998, to September 30, 1998.


Q     HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT DURING THE REPORTING PERIOD?

A The U.S. stock market was exceptionally volatile during the three-month reporting period. On July 17 the Dow Jones Industrial Average reached a record high, reflecting investors' confidence in the economy. Trouble was on the horizon, however, as uncertainty over Asia, Russia, and Latin America led to fears that many U.S. companies would announce earnings problems resulting from international exposure. By August 31 the Dow had fallen 19 percent from its high. With inflation in check and growth slowing but still healthy, the U.S. economy remained fundamentally sound. Investors recognized this fact and returned to the stock market, making up some of the losses incurred during the previous weeks.
    In response to the market's volatility, investors sought safety and quality in Treasuries and other defensive investments, such as utilities. In response, utility stocks performed strongly during the period, with the Dow Jones Utility Average increasing 4.4 percent during the reporting period.


Q     HOW DID YOU MANAGE THE FUND IN RESPONSE TO MARKET VOLATILITY?

A We have been more defensive in recent months, opting primarily for high-quality domestic utilities. The Fund performed well during the reporting period, largely because we limited our exposure to higher-risk, more growth-oriented utility companies--particularly telecommunications firms that conduct significant amounts of business in international markets. Energy companies have also done poorly recently, so we've sought to reduce our exposure to that area too. While we continue to own both telecommunications and energy companies because we remain optimistic about their long-term prospects, our decision to reduce the Fund's weighting in these areas benefited the Fund's shareholders.

Q     WHAT INDUSTRIES HAD THE MOST SIGNIFICANT IMPACT ON THE FUND?

A Eastern electric utilities were among the Fund's best performers during the reporting period. Normal summer weather in the region helped ensure that the supply of electricity was adequate to meet demand. Moreover, eastern electricity providers in the United States are generally the farthest along in the deregulation process--a situation investors favor because they believe deregulated companies have brighter growth prospects. Among the Fund's best electricity holdings in that region were GPU and Consolidated Edison.
    In other regions, hot summer temperatures in the central and southern United States forced electricity providers to pay suppliers high premiums to meet the enormous consumer demand. In the West, meanwhile, investors were concerned that the deregulatory process in that region wasn't moving quickly enough. Despite these problems, a number of the Fund's electric utility holdings performed well during the reporting period, including OGE Energy, Texas Utilities, New Century Energies, DTE Energy, and Southern Co., all of which were at or near their highs on September 30.
    Telecommunications firms that did most of their business in the U.S. were excellent performers during the reporting period. Companies such as U.S. West and Ameritech were among the Fund's successes. International telecommunications companies, however, did not fare as well. Although the Fund's international holdings are limited, we do maintain weighting in these companies for increased diversification and growth opportunities. China Telecom had a difficult quarter, due to investors' concerns about Asia and fears that China would devalue its currency. We believe better days are ahead for this stock, however, because the company is a government monopoly in a huge marketplace with lots of pent-up demand. Exposure to Brazil hurt Portugal Telecom, while British telecommunications firm Cable & Wireless also saw its stock price decline substantially during the period. For additional Fund portfolio highlights, please refer to page 8.


Q     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The Fund performed relatively well, as did utilities in general, during a difficult market environment. For the three-month period ended September 30, 1998, the Fund generated a total return of 0.47 percent(1) (Class A shares at net asset value). By comparison, the Standard & Poor's 40 Utilities Index returned 4.57 percent, while the Lipper Utility Fund Index returned -1.03 percent for the period. The S&P Utilities Index is a broad-based, unmanaged index that reflects the general performance of utility stocks and does not reflect any commissions that would be paid by an investor purchasing the securities it represents. The Lipper Utility Fund Index reflects the average performance of utility funds and does not reflect any sales charges that would be paid by an investor purchasing the securities it represents. Please refer to page 3 for additional Fund performance results.

Q     WHAT DO YOU SEE AHEAD FOR THE MARKETS AND THE FUND?

A The U.S. economy remains fundamentally strong, although clear signs of a slowdown are now evident. Markets are extremely volatile right now, and the possibility of a recession is increasing. Until we see clear signs of a turnaround, we will continue to invest in what we believe are companies with the promise of solid, consistent growth.
    During periods of uncertainty such as what we're currently experiencing, we should expect to see domestic utility companies outperform. For several reasons utilities are an excellent choice for investors seeking some protection from the market's ups and downs. First, even highly diversified utility companies see large portions of their income come from regulated sources, which means that, given the current regulatory environment, these companies should have a generally consistent flow of income and a level of protection from economic downturns. Moreover, as a result of their relatively predictable earnings, utility stocks tend to be somewhat sensitive to changes in interest rates. As a result, utilities will likely benefit if, as expected, the Federal Reserve Board continues to cut rates. These factors help make the Utility Fund an attractive investment option in what promises to be a challenging market environment ahead.

[SIG]
Christine Drusch

Portfolio Manager

[SIG]
Matthew Hart

Portfolio Comanager

[SIG]
Stephen L. Boyd

Chief Investment Officer
Equity Investments






                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                            VAN KAMPEN UTILITY FUND
 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                          PERCENTAGE OF
                                TOP TEN HOLDINGS        THESE INVESTMENTS
                            AS OF SEPTEMBER 30, 1998    THREE MONTHS AGO
Texas Utilities Co. ....... 3.7%  ...................         2.8%
BEC Energy................. 3.5%  ...................         3.3%
BellSouth Corp. ........... 3.4%  ...................         3.0%
Pinnacle West Capital
  Corp. ................... 3.4%  ...................         3.4%
SBC Communications, Inc. .. 3.2%  ...................         2.8%
Ameritech Corp. ........... 3.1%  ...................         2.9%
CMS Energy Group........... 2.9%  ...................         2.9%
FirstEnergy Corp........... 2.9%  ...................         2.8%
U.S. West, Inc............. 2.9%  ...................         2.6%
Florida Progress Corp. .... 2.8%  ...................         2.6%

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

  AS OF SEPTEMBER 30, 1998                   AS OF JUNE 30, 1998
Electric Utilities...........  47.6%    Electric Utilities...........  43.4%
Telecommunications...........  34.2%    Telecommunications...........  36.9%
Oil, Gas, Pipeline and                  Oil, Gas, Pipeline and
  Distribution...............  13.0%    Distribution.................  14.9%
Natural Gas Pipeline and                Natural Gas Pipeline and
  Distribution...............   3.4%    Distribution.................   3.3%
Cable Television.............   1.5%    Cable Television.............   1.5%

 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL ASSETS

As of September 30, 1998                As of June 30, 1998
Stocks                     86.1%        Stocks                   86.4%
Bonds                       8.5%        Bonds                     8.1%
Convertibles                2.4%        Convertibles              2.3%
Cash and Short-Term                     Cash and Short-Term
     Investments            2.2%             Investments          2.6%
Other                       0.8%        Other                     0.6%

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                        Description                            Shares   Market Value
------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  89.0%
ELECTRIC UTILITIES  44.9%
BEC Energy..................................................   120,000  $  5,227,500
Cinergy Corp. ..............................................    73,000     2,792,250
CMS Energy Group............................................    99,800     4,347,537
Consolidated Edison, Inc. ..................................    40,000     2,085,000
DQE Inc. ...................................................    77,800     3,005,025
DTE Energy Co...............................................    50,000     2,259,375
Edison International........................................    26,200       673,013
FirstEnergy Corp. ..........................................   138,000     4,286,625
Florida Progress Corp. .....................................    96,000     4,158,000
FPL Group, Inc. ............................................    16,200     1,128,938
GPU, Inc. ..................................................    85,675     3,641,187
Houston Industries, Inc. ...................................   114,800     3,573,150
Illinova Corp. .............................................    80,500     2,309,344
New Century Energies, Inc. .................................    79,000     3,846,312
Niagara Mohawk Power Corp. (a)..............................    45,700       702,638
OGE Energy Corp. ...........................................   144,000     4,158,000
Pinnacle West Capital Corp. ................................   111,600     5,001,075
Public Service Co. of New Mexico............................   110,000     2,440,625
Sierra Pacific Resources....................................   100,000     3,881,250
Southern Co.................................................    87,100     2,564,006
Texas Utilities Co..........................................    73,800     3,436,312
Texas Utilities Co., Convertible Preferred, PRIDES..........    14,800       832,500
Wisconsin Energy Corp. .....................................    51,400     1,622,313
                                                                        ------------
                                                                          67,971,975
                                                                        ------------
NATURAL GAS PIPELINE AND DISTRIBUTION  3.3%
Consolidated Natural Gas Co. ...............................    33,000     1,798,500
National Fuel Gas Co. NJ....................................    31,000     1,457,000
Wicor, Inc. ................................................    72,000     1,719,000
                                                                        ------------
                                                                           4,974,500
                                                                        ------------
OIL, GAS, PIPELINE AND DISTRIBUTION  10.7%
Coastal Corp. ..............................................   108,000     3,645,000
Columbia Energy Group.......................................    55,500     3,253,687
El Paso Energy Capital Trust I -- Convertible Preferred.....    41,750     1,915,281
El Paso Energy Corp. .......................................    41,000     1,329,938
Enron Corp. ................................................    36,400     1,922,375
Nicor, Inc. ................................................    50,000     2,071,875
Southwest Gas Corp. ........................................   100,000     2,043,750
                                                                        ------------
                                                                          16,181,906
                                                                        ------------

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                        Description                            Shares   Market Value
------------------------------------------------------------------------------------
TELECOMMUNICATIONS  29.8%
Airtouch Communications, Inc. (a)...........................    50,000  $  2,850,000
Ameritech Corp. ............................................    96,000     4,548,000
AT&T Corp. .................................................    67,650     3,953,297
Bell Atlantic Corp. ........................................    39,900     1,932,656
BellSouth Corp. ............................................    67,000     5,041,750
Cable & Wireless, PLC -- ADR (United Kingdom)...............   136,000     3,689,000
China Telecom -- ADR (China) (a)............................    82,000     2,460,000
Cincinnati Bell, Inc. ......................................    41,000     1,066,000
France Telecom -- ADR (France)..............................    20,000     1,175,000
Nextlink Communications, Inc. -- Convertible Preferred,
  144A -- Private Placement (b).............................    26,800       974,850
Portugal Telecom SA -- ADR (Portugual)......................    36,600     1,317,600
SBC Communications, Inc. ...................................   106,000     4,710,375
Sprint Corp. ...............................................    23,400     1,684,800
Tele Denmark A/S ADS (Denmark)..............................    50,000     2,406,250
Telecom Italia S.P.A. -- ADR (Italy)........................    37,000     2,479,000
Telstra Corp. -- ADR (Australia), 144A -- Private
  Placement (a) (b).........................................    11,700       650,813
U.S. West, Inc. ............................................    81,000     4,247,437
                                                                        ------------
                                                                          45,186,828
                                                                        ------------
TECHNOLOGY  0.3%
NorthEast Optic Network, Inc. (a) ..........................    60,000       502,500
                                                                        ------------
TOTAL COMMON AND PREFERRED STOCKS  89.0%..............................   134,817,709
                                                                        ------------

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         FIXED INCOME SECURITIES  8.5%
         CABLE TELEVISION  1.5%
$1,000   Continental Cablevision, Inc. ...................   8.300%  05/15/06  $  1,141,300
1,000    Cox Communications, Inc. ........................   6.875   06/15/05     1,087,500
                                                                               ------------
                                                                                  2,228,800
                                                                               ------------
         ELECTRIC UTILITIES  1.5%
1,000    Texas Utilities Electric Co. ....................   8.250   04/01/04     1,140,500
1,000    Union Electric Co. ..............................   7.375   12/15/04     1,125,900
                                                                               ------------
                                                                                  2,266,400
                                                                               ------------
         OIL, GAS, PIPELINE AND DISTRIBUTION  2.0%
1,000    Enron Corp. .....................................   7.125   05/15/07     1,092,600
  500    Panhandle Eastern Pipeline Co. ..................   7.875   08/15/04       575,775
  100    Texas Eastern Transmission Corp. ................   8.000   07/15/02       109,950
1,090    Texas Gas Transmission Corp. ....................   8.625   04/01/04     1,252,323
                                                                               ------------
                                                                                  3,030,648
                                                                               ------------
         TELECOMMUNICATIONS  3.5%
1,000    360 Communications...............................   7.125   03/01/03     1,080,220
1,000    Century Telephone Enterprises, Inc. Senior Note
         Series F.........................................   6.300   01/15/08     1,056,200
  900    GTE Corp. .......................................   9.375   12/01/00       978,084
1,000    Sprint Corp. ....................................   8.125   07/15/02     1,104,950
1,000    Worldcom, Inc. ..................................   7.750   04/01/07     1,149,800
                                                                               ------------
                                                                                  5,369,254
                                                                               ------------
TOTAL FIXED INCOME SECURITIES................................................    12,895,102
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  97.5%
  (Cost $110,083,525)........................................................   147,712,811
SHORT-TERM INVESTMENTS  2.2%
  (Cost $3,362,496)..........................................................     3,362,496
                                                                               ------------
TOTAL INVESTMENTS  99.7%
  (Cost $113,446,021)........................................................   151,075,307
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%..................................       399,203
                                                                               ------------
NET ASSETS  100.0%...........................................................  $151,474,510
                                                                               ============

(a) Non-income producing security as this stock currently does not declare dividends.
(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

PRIDES -- Preferred redeemable increased dividend equity, traded in shares

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $113,446,021).......................  $151,075,307
Cash........................................................           729
Receivables:
  Fund Shares Sold..........................................       739,447
  Interest..................................................       298,647
  Dividends.................................................       187,148
Other.......................................................         1,555
                                                              ------------
      Total Assets..........................................   152,302,833
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       388,978
  Distributor and Affiliates................................       147,330
  Investment Advisory Fee...................................        77,714
Trustees' Deferred Compensation and Retirement Plans........       121,816
Accrued Expenses............................................        92,485
                                                              ------------
      Total Liabilities.....................................       828,323
                                                              ------------
NET ASSETS..................................................  $151,474,510
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $112,736,441
Net Unrealized Appreciation.................................    37,629,286
Accumulated Net Realized Gain...............................     1,366,190
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (257,407)
                                                              ------------
NET ASSETS..................................................  $151,474,510
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $60,016,735
    and 3,406,529 shares of beneficial interest issued and
    outstanding)............................................  $      17.62
    Maximum sales charge (5.75%* of offering price).........          1.07
                                                              ------------
    Maximum offering price to public........................  $      18.69
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $85,644,473 and
    4,869,237 shares of beneficial interest issued and
    outstanding)............................................  $      17.59
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,813,302 and
    330,726 shares of beneficial interest issued and
    outstanding)............................................  $      17.58
                                                              ============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                 For the Three Months Ended September 30, 1998,
                  and the Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                      Three Months Ended     Year Ended
                                                      September 30, 1998    June 30, 1998
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends............................................ $1,130,830           $ 4,260,507
Interest.............................................    202,081             1,219,948
                                                      ----------           -----------
    Total Income.....................................  1,332,911             5,480,455
                                                      ----------           -----------
EXPENSES:
Distribution (12b-1) and Services Fees (Attributed to
  Classes A, B and C of $36,966, $211,467 and
  $14,025, respectively, for the three months ended
  9/30/98 and $139,079, $835,949 and $52,350,
  respectively, for the year ended 6/30/98)..........    262,458             1,027,378
Investment Advisory Fee..............................    243,069               939,137
Shareholder Services.................................     58,986               298,606
Trustees' Fees and Expenses..........................     19,441                34,021
Legal................................................      3,340                16,828
Custody..............................................      1,890                27,417
Amortization of Organizational Costs.................      1,663                22,995
Other................................................     75,293               194,077
                                                      ----------           -----------
    Total Expenses...................................    666,140             2,560,459
                                                      ----------           -----------
NET INVESTMENT INCOME................................ $  666,771            $2,919,996
                                                      ==========           ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain.................................... $1,415,006           $ 5,691,843
                                                      ----------           -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period............................ 39,245,899            12,907,034
  End of the Period:
    Investments...................................... 37,629,286            39,245,899
                                                      ----------           -----------
Net Unrealized Appreciation/Depreciation During the
  Period............................................. (1,616,613)           26,338,865
                                                      ----------           -----------
NET REALIZED AND UNREALIZED GAIN/LOSS................ $ (201,607)          $32,030,708
                                                      ==========           ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS........... $  465,164           $34,950,704
                                                      ==========           ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Three Months Ended September 30, 1998,
             and the Years Ended June 30, 1998 and 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                Three Months Ended    Year Ended      Year Ended
                                                September 30, 1998   June 30, 1998   June 30, 1997
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income........................         $    666,771    $  2,919,996    $  5,126,338
Net Realized Gain............................            1,415,006       5,691,843      10,817,404
Net Unrealized Appreciation/Depreciation
  During the Period..........................           (1,616,613)     26,338,865       1,002,087
                                                      ------------    ------------    ------------
Change in Net Assets from Operations.........              465,164      34,950,704      16,945,829
                                                      ------------    ------------    ------------
Distributions from Net Investment Income.....             (666,771)     (3,302,950)     (4,918,449)
Distributions in Excess of Net Investment
  Income.....................................             (199,825)        (58,293)            -0-
                                                      ------------    ------------    ------------
Distributions from and in Excess of Net
  Investment Income*.........................             (866,596)     (3,361,243)     (4,918,449)
                                                      ------------    ------------    ------------
Distributions from Net Realized Gain.........                  -0-     (13,156,292)     (1,861,394)
Distributions in Excess of Net Realized
  Gain.......................................                  -0-        (125,726)            -0-
                                                      ------------    ------------    ------------
Distributions from and in Excess of Net
  Realized Gain*.............................                  -0-     (13,282,018)     (1,861,394)
                                                      ------------    ------------    ------------
Return of Capital Distribution*..............                  -0-      (7,471,305)            -0-
                                                      ------------    ------------    ------------
Total Distributions..........................             (866,596)    (24,114,566)     (6,779,843)
                                                      ------------    ------------    ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.................................             (401,432)     10,836,138      10,165,986
                                                      ------------    ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold....................            7,253,272      33,570,538      50,324,196
Net Asset Value of Shares Issued Through
  Dividend Reinvestment......................              707,344      21,003,724       5,538,900
Cost of Shares Repurchased...................           (9,134,619)    (53,035,786)    (80,912,740)
                                                      ------------    ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...............................           (1,174,003)      1,538,476     (25,049,644)
                                                      ------------    ------------    ------------
TOTAL INCREASE/DECREASE IN NET ASSETS........           (1,575,435)     12,374,614     (14,883,658)
NET ASSETS:
Beginning of the Period......................          153,049,945     140,675,331     155,558,989
                                                      ------------    ------------    ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $(257,407), $(57,582) and $382,954,
  respectively)..............................         $151,474,510    $153,049,945    $140,675,331
                                                      ============    ============    ============

                                 Three Months Ended    Year Ended       Year Ended
    *Distributions by Class      September 30, 1998   June 30, 1998    June 30, 1997
------------------------------------------------------------------------------------
Distributions from and in
  Excess of Net Investment
  Income:
  Class A Shares...............     $   (403,605)     $  (1,538,296)   $  (2,064,034)
  Class B Shares...............         (434,941)        (1,714,845)      (2,700,742)
  Class C Shares...............          (28,050)          (108,102)        (153,673)
                                   -------------      -------------    -------------
                                    $   (866,596)     $  (3,361,243)   $  (4,918,449)
                                   =============      =============    =============
Distributions from and in
  Excess of Net Realized Gain:
  Class A Shares...............     $        -0-      $  (5,310,506)   $    (683,737)
  Class B Shares...............              -0-         (7,494,154)      (1,114,278)
  Class C Shares...............              -0-           (477,358)         (63,379)
                                   -------------      -------------    -------------
                                    $        -0-      $ (13,282,018)   $  (1,861,394)
                                   =============      =============    =============
Return of Capital Distribution:
  Class A Shares...............     $        -0-      $  (2,987,603)   $         -0-
  Class B Shares...............              -0-         (4,215,072)             -0-
  Class C Shares...............              -0-           (268,630)             -0-
                                   -------------      -------------    -------------
                                    $        -0-      $  (7,471,305)   $         -0-
                                   =============      =============    =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                 From July 28, 1993,
                                                                                                    (Commencement
                                                                    Year Ended June 30,             of Investment
                                      Three Months Ended   -------------------------------------   Operations) to
Class A Shares                        September 30, 1998    1998      1997      1996      1995      June 30, 1994
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................              $17.657         $16.441   $15.298   $13.386   $12.906      $  14.300
                                           -------         -------   -------   -------   -------      ---------
Net Investment Income........                 .099            .429      .637      .538      .595           .479
Net Realized and Unrealized
  Gain/Loss..................                (.018)          3.909     1.317     2.077      .485         (1.513)
                                           -------         -------   -------   -------   -------      ---------
Total from Investment
  Operations.................                 .081           4.338     1.954     2.615     1.080         (1.034)
                                           -------         -------   -------   -------   -------      ---------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................                 .120            .480      .610      .703      .600           .323
  Distributions from and in
    Excess of Net Realized
    Gain.....................                  -0-           1.691      .201       -0-       -0-           .037
  Return of Capital
    Distribution.............                  -0-            .951       -0-       -0-       -0-            -0-
                                           -------         -------   -------   -------   -------      ---------
Total Distributions..........                 .120           3.122      .811      .703      .600           .360
                                           -------         -------   -------   -------   -------      ---------
Net Asset Value, End of the
  Period.....................              $17.618         $17.657   $16.441   $15.298   $13.386      $  12.906
                                           =======         =======   =======   =======   =======      =========
Total Return (a).............                 .47%*         28.17%    13.20%    19.93%     8.70%         (7.38%)*
Net Assets at End of the
  Period (In millions).......              $  60.0         $  60.4   $  52.5   $  57.7   $  50.4      $    51.5
Ratio of Expenses to Average
  Net Assets (b).............                1.32%           1.30%     1.41%     1.38%     1.34%          1.34%
Ratio of Net Investment
  Income to Average Net
  Assets (b).................                2.24%           2.47%     4.03%     3.61%     4.55%          4.10%
Portfolio Turnover...........                   5%*            23%      102%      121%      109%          102%*

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended June 30, 1997, and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                 From July 28, 1993,
                                                                                                    (Commencement
                                                                    Year Ended June 30,             of Investment
                                      Three Months Ended   -------------------------------------   Operations) to
Class B Shares                        September 30, 1998    1998      1997      1996      1995      June 30, 1994
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................              $17.632         $16.434   $15.296   $13.356   $12.880      $  14.300
                                           -------         -------   -------   -------   -------      ---------
Net Investment Income........                 .065            .309      .519      .426      .507           .394
Net Realized and Unrealized
  Gain/Loss..................                (.018)          3.891     1.314     2.080      .461         (1.519)
                                           -------         -------   -------   -------   -------      ---------
Total from Investment
  Operations.................                 .047           4.200     1.833     2.506      .968         (1.125)
                                           -------         -------   -------   -------   -------      ---------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................                 .090            .360      .494      .566      .492           .258
  Distributions from and in
    Excess of Net Realized
    Gain.....................                  -0-           1.691      .201       -0-       -0-           .037
  Return of Capital
    Distribution.............                  -0-            .951       -0-       -0-       -0-            -0-
                                           -------         -------   -------   -------   -------      ---------
Total Distributions..........                 .090           3.002      .695      .566      .492           .295
                                           -------         -------   -------   -------   -------      ---------
Net Asset Value, End of the
  Period.....................              $17.589         $17.632   $16.434   $15.296   $13.356      $  12.880
                                           =======         =======   =======   =======   =======      =========
Total Return (a).............                 .30%*         27.20%    12.30%    19.08%     7.80%         (8.02%)*
Net Assets at End of the
  Period (In millions).......              $  85.6         $  86.8   $  83.3   $  92.9   $  81.0      $    83.7
Ratio of Expenses to Average
  Net Assets (b).............                2.08%           2.07%     2.17%     2.13%     2.05%          2.06%
Ratio of Net Investment
  Income to Average Net
  Assets (b).................                1.48%           1.74%     3.27%     2.86%     3.84%          3.36%
Portfolio Turnover...........                   5%*            23%      102%      121%      109%           102%*

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended June 30, 1997, and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                               From August 13, 1993,
                                                                  Year Ended June 30,            (Commencement of
                                    Three Months Ended   -------------------------------------   Distribution) to
Class C Shares                      September 30, 1998    1998      1997      1996      1995       June 30, 1994
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period............              $17.619         $16.426   $15.290   $13.356   $12.868            $   14.460
                                         -------         -------   -------   -------   ---------          ----------
Net Investment Income......                 .070            .308      .503      .470      .482                  .330
Net Realized and Unrealized
  Gain/Loss................                (.022)          3.887     1.328     2.030      .498                (1.627)
                                         -------         -------   -------   -------   -------            -----------
Total from Investment
  Operations...............                0.048           4.195     1.831     2.500      .980                (1.297)
                                         -------         -------   -------   -------   -------            -----------
Less:
  Distributions from and in
    Excess of Net
    Investment Income......                 .090            .360      .494      .566      .492                  .258
  Distributions from and in
    Excess of Net Realized
    Gain...................                  -0-           1.691      .201       -0-       -0-                  .037
  Return of Capital
    Distribution...........                  -0-            .951       -0-       -0-       -0-                   -0-
                                         -------         -------   -------   -------   -------            ----------
Total Distributions........                 .090           3.002      .695      .566      .492                  .295
                                         -------         -------   -------   -------   -------            ----------
Net Asset Value, End of the
  Period...................              $17.577         $17.619   $16.426   $15.290   $13.356            $   12.868
                                         =======         =======   =======   =======   =======            ==========
Total Return (a)...........                 .30%*         27.14%    12.37%    19.00%     7.88%                (9.11%)*
Net Assets at End of the
  Period (In millions).....                 $5.8            $5.9      $4.9      $5.0      $1.3                  $1.1
Ratio of Expenses to
  Average Net Assets (b)...                2.09%           2.06%     2.17%     2.13%     2.09%                 2.05%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...............                1.52%           1.73%     3.23%     2.78%     3.80%                 3.38%
Portfolio Turnover.........                   5%*            23%      102%      121%      109%                  102%*

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended June 30, 1997, and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Utility Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its shareholders with capital appreciation and current income, through investment in common stocks and income securities of companies engaged in the utilities industry. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on August 13, 1993. In July 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the three month period commencing on July 1, 1998, and ending on September 30, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Portfolio securities are valued by using market quotations or prices provided by market makers. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At September 30, 1998, there were no when issued or delayed delivery purchase commitments.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $115,000. These costs were amortized on a straight line basis over the 60-month period ending July 28, 1998.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $113,446,021; the aggregate gross unrealized appreciation is $38,949,758 and the aggregate gross unrealized depreciation is $1,320,472, resulting in net unrealized appreciation of $37,629,286.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included as ordinary income for tax purposes.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, permanent book and tax differences have been reclassified. For the year ended June 30, 1998, $77,621 has been reclassified from capital with $711 posted to accumulated undistributed net investment income and $76,910 posted to accumulated net realized gain/loss. These differences relate to the character of gain/loss recognized on the sale of and distributions received from REIT's and the impact of the amortization of organizational costs on tax basis earnings and profits.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
------------------------------------------------------------------------
First $500 million......................................     .65 of 1%
Next $500 million.......................................     .60 of 1%
Over $1 billion.........................................     .55 of 1%

    For the three months ended September 30, 1998, and the year ended June 30, 1998, the Fund recognized expenses of approximately $1,100 and $5,400, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the three months ended September 30, 1998, and the year ended June 30, 1998, the Fund recognized expenses of approximately $24,800 and $64,700, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the three months ended September 30, 1998, and the year ended June 30, 1998, the Fund recognized expenses of approximately $47,000 and $212,500, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.

    At September 30, 1998, Van Kampen owned 100 shares each of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At September 30, 1998, capital aggregated $45,508,657, $62,839,738 and $4,388,046 for Classes A, B and C, respectively. For the three months ended September 30, 1998, transactions were as follows:

                                                         SHARES        VALUE
-------------------------------------------------------------------------------
Sales:
  Class A..........................................       157,372   $ 2,740,164
  Class B..........................................       211,757     3,664,474
  Class C..........................................        49,447       848,634
                                                       ----------   -----------
Total Sales........................................       418,576   $ 7,253,272
                                                       ==========   ===========
Dividend Reinvestment:
  Class A..........................................        19,442   $   333,824
  Class B..........................................        20,817       357,011
  Class C..........................................           963        16,509
                                                       ----------   -----------
Total Dividend Reinvestment........................        41,222   $   707,344
                                                       ==========   ===========
Repurchases:
  Class A..........................................      (191,800)  $(3,320,740)
  Class B..........................................      (284,436)   (4,927,816)
  Class C..........................................       (52,596)     (886,063)
                                                       ----------   -----------
Total Repurchases..................................      (528,832)  $(9,134,619)
                                                       ==========   ===========

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $45,755,409, $63,746,069 and $4,408,966 for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     1,328,514   $ 22,835,462
  Class B..........................................       538,641      9,290,235
  Class C..........................................        83,771      1,444,841
                                                       ----------   ------------
Total Sales........................................     1,950,926   $ 33,570,538
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       540,406   $  8,897,389
  Class B..........................................       703,377     11,560,470
  Class C..........................................        33,229        545,865
                                                       ----------   ------------
Total Dividend Reinvestment........................     1,277,012   $ 21,003,724
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,639,476)  $(27,743,068)
  Class B..........................................    (1,388,187)   (23,874,869)
  Class C..........................................       (83,492)    (1,417,849)
                                                       ----------   ------------
Total Repurchases..................................    (3,111,155)  $(53,035,786)
                                                       ==========   ============

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $44,783,868, $71,029,312 and $4,107,714 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     2,620,830   $ 41,844,771
  Class B..........................................       496,213      7,650,734
  Class C..........................................        55,249        828,691
                                                       ----------   ------------
Total Sales........................................     3,172,292   $ 50,324,196
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       146,956   $  2,266,380
  Class B..........................................       203,976      3,135,954
  Class C..........................................         8,882        136,566
                                                       ----------   ------------
Total Dividend Reinvestment........................       359,814   $  5,538,900
                                                       ==========   ============
Repurchases:
  Class A..........................................    (3,344,356)  $(53,090,333)
  Class B..........................................    (1,709,336)   (26,459,861)
  Class C..........................................       (89,228)    (1,362,546)
                                                       ----------   ------------
Total Repurchases..................................    (5,142,920)  $(80,912,740)
                                                       ==========   ============

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................          4.00%      1.00%
Second.............................................          3.75%       None
Third..............................................          3.50%       None
Fourth.............................................          2.50%       None
Fifth..............................................          1.50%       None
Sixth..............................................          1.00%       None
Seventh and Thereafter.............................           None       None

    For the three months ended September 30, 1998, and the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $3,500 and $16,000, respectively, and CDSC on redeemed shares of approximately $28,800 and $181,300, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the three months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $6,845,775 and $8,127,952, respectively. For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $32,564,835 and $51,249,647, respectively.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the three months ended September 30, 1998, and the year ended June 30, 1998, are payments retained by Van Kampen of approximately $163,100 and $643,300, respectively.

6. YEAR 2000 COMPLIANCE

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                            VAN KAMPEN UTILITY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*--Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief
Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                            VAN KAMPEN UTILITY FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Glossary of Terms................................   5
Portfolio Management Review......................   6
Portfolio Highlights.............................   9
Portfolio of Investments.........................  10
Statement of Assets and Liabilities..............  14
Statement of Operations..........................  15
Statement of Changes in Net Assets...............  16
Financial Highlights.............................  17
Notes to Financial Statements....................  20

AGG SAR 11/98

                             LETTER TO SHAREHOLDERS
                                               PHOTO OF MCDONNELL & POWELL
                                                DENNIS J. MCDONNELL AND DON G.
                                                            POWELL

October 22, 1998

Dear Shareholder,
    These continue to be dramatic and
highly unusual times for global
financial markets. Despite a severe
crisis of confidence in many emerging
economies, the United States has been
relatively unscathed by the turmoil.
However, volatility increased in the
U.S. equity market as the Asian
crisis spread to Russia and Latin
America during the reporting period.
Fixed-income investors were not
entirely unaffected, as volatility forced yield spreads to widen between Treasuries and high-yield securities, corporate bonds, and mortgage-backed securities.
    We expect that volatility will remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals and to view daily fluctuations as relatively minor in the larger picture. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC OVERVIEW
    Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.
    Psychological factors played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans suddenly have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.

                                                            Continued on page  2

    Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.4 percent during the 12 months through September, while wholesale prices actually fell during the same period.

MARKET OVERVIEW
    After a steady eight-year climb, the U.S. equity market dropped sharply during the third quarter. From its peak on July 17, the S&P 500-Stock Index fell
19.3 percent through August 31 before beginning a modest rally. For the three months through September, the Dow Jones Industrial Average slid 12.4 percent, the index's worst performance since 1990. Small-capitalization stocks were even harder hit, with the Russell 2000-Stock Index falling 20.5 percent during the quarter.
    Several factors combined to produce the abrupt sell-off in U.S. stocks. First, the collapse of the Russian ruble upset the market for emerging market securities and financial concerns spread to Latin America, a major U.S. export market. Also, the continuing lack of progress at resolving a severe banking crisis in Japan stalled prospects for an economic recovery in many Asian nations. Finally, the near certainty of an economic slowdown in the United States caused investors to worry about corporate profits.
    Despite the broad-based nature of the decline, defensive sectors such as tobacco, drugs, electric utilities, and food companies each posted positive returns during the quarter. Conversely, cyclical industries like clothing, securities brokers, and heavy machinery posted large losses. Concerns about the possible impact of the equity market's roughly $2 trillion decline in consumer spending likely played a role in the Fed's recent decision to cut interest rates.

OUTLOOK
    As we've noted, the stock market had enjoyed an eight-year advance until the decline from the peak in July. Whether market historians will declare this period to have been a bear market or correction is not clear. Semantics aside, our focus remains on managing through this volatile market and keeping focused on our longer-term investment goals.
    It is our view that the decline will turn out to be relatively mild by historical standards. While conditions in the global economy remain highly uncertain, the domestic backdrop includes such favorable factors as a bias toward a more liberal monetary policy, benign inflation, and low bond yields. We believe that in this environment it is unlikely that stocks will enter a severe decline from current levels.
    We caution that volatile conditions are likely to linger. Sectors of the market that had become the most highly valued have yet to fall in concert with broader indices. Often, declines don't end until those stocks that had been the leaders of the previous uptrend encounter profit-taking as well. Accordingly, we believe that the next bull phase will be set to begin when market leadership becomes more equally balanced across all capitalization and style sectors.

                                                            Continued on page  3

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]

Don G. Powell

Chairman

Van Kampen Investment Advisory Corp.

[SIG]

Dennis J. McDonnell

President

Van Kampen Investment Advisory Corp.

                                                            Continued on page  4

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                       VAN KAMPEN AGGRESSIVE GROWTH FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Three-month total return based on
  NAV(1).................................  (15.13%)   (15.31%)    (15.29%)
One-year total return based on NAV(1)....   (8.58%)    (9.38%)     (9.30%)
One-year total return(2).................  (13.81%)   (13.91%)    (10.21%)
Life-of-Fund average annual total
return(2)................................    6.54%      7.04%       8.49%
Commencement date........................  05/29/96   05/29/96   05/29/96

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5.00% for B and 1.00% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since September 30, 1998. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund invests in equity securities of small- and mid-sized companies. These types of companies may have limited product lines, markets or financial resources and their securities may be subject to more erratic market movements than those of larger companies. Foreign investments may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from June 30 to March 31. As a result, this semiannual report reflects the three-month period commencing on July 1, 1998, and ending on September 30, 1998.

                               GLOSSARY OF TERMS

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). Generally, there is no redemption fee (Contingent Deferred Sales Charge).

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

INFLATION: A persistent and measurable rise in the general level of prices.
     Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its stock. Morningstar, an independent mutual fund rating service, defines market capitalization categories as follows:

     SMALL-CAP: less than $1 billion
     MID-CAP: between $1 billion and $5 billion
     LARGE-CAP: more than $5 billion

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

STANDARD & POOR'S 500-STOCK INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                          PORTFOLIO MANAGEMENT REVIEW
                       VAN KAMPEN AGGRESSIVE GROWTH FUND

We recently spoke to the management team of the Van Kampen Aggressive Growth Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Gary M. Lewis, portfolio manager; Dudley Brickhouse, David Walker, and Janet Willis Luby, portfolio comanagers; and Stephen L. Boyd, chief investment officer for equity investments.

  The Fund's fiscal year end was recently changed from June 30 to March 31. Going forward, your semiannual reports will be dated September 30, and your annual reports will be dated March 31. The following interview discusses the Fund's performance during the three-month period since your last report, from June 30, 1998, to September 30, 1998.

   Q
      CAN YOU DESCRIBE THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE REPORTING PERIOD?
   A

      The U.S. stock market was exceptionally volatile during the three-month reporting period. On July 17 the Dow Jones Industrial Average reached a record high, reflecting investors' confidence in continued economic growth and low inflation. Trouble was on the horizon, however, as uncertainty about Asia, Russia, and Latin America led to fears that many U.S. companies would announce earnings problems resulting from international exposure. By August 31 the Dow had fallen 19 percent from its high. With inflation in check and growth slowing but still healthy, the U.S. economy remained fundamentally sound. Investors recognized this fact and returned to the stock market in September, slightly reducing the losses incurred during the previous weeks.

   Q
      GIVEN THIS ENVIRONMENT, HOW DID YOU MANAGE THE FUND TO MEET ITS OBJECTIVE?
   A

      The current market environment has not really affected our management strategy--we continue to look for companies with rising earnings expectations and rising valuations. This is more difficult in volatile markets--such as our current one--because volatile markets lead to declining valuations in most companies. In this case, we look to identify those companies whose valuations are declining the least.
  As has been the trend for much of this year, investors generally have favored established large-cap names, seeking the greater relative security of market leaders. The stock market's preference for large companies during the reporting period presented a challenge for the Fund, which invests primarily in small and medium-sized companies. In response, we continued to keep larger, more liquid holdings as the Fund's largest positions--an action designed to help boost performance and add stability to the portfolio. Toward the end of the reporting period, there were signs that small caps may be reversing their considerable recent underperformance. We are closely monitoring the performance of small-cap stocks and may alter our portfolio accordingly if the current trend strengthens.

   Q
      WHICH STOCKS HAD A POSITIVE IMPACT ON THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?
   A

      As a group, technology stocks were the Fund's best performers during the past three months, because of the Internet's continued growth and the increasingly urgent need for companies to resolve Year 2000-related problems. As a result, companies that address network management needs were some of the Fund's most successful holdings. These stocks included Legato Systems, VERITAS Software, Peregrine Systems, Concord Communications, and Network Appliance.
  A number of other technology companies enjoyed excellent results. Yahoo!, a well-known Internet company, was an exceptional performer for the Fund, with its stock price increasing 67 percent between June 30 and September 30. Dell Computer, a leading computer manufacturer and the Fund's largest holding, also had an excellent quarter: its stock price increased nearly 46 percent. Other successful technology holdings for the Fund included Dendrite International (customer-management systems), EMC (data storage), and Biogen (biotechnology).
  Although the retail sector did not generally perform as well, two of the Fund's retail holdings, Best Buy (consumer electronics) and Duane Reade (drug store chain) did have a positive impact on the Fund's returns.

   Q
      WHAT STOCKS HURT THE FUND'S PERFORMANCE?
   A

      Because of the current market environment, a number of companies have seen their stock prices decline. This has been especially true of smaller-cap stocks, which have been particularly hard-hit by investor nervousness and negative press accounts. For example, after a poor report in the Wall Street Journal, Bally Total Fitness's stock experienced a significant price decline. The Fund had owned Bally at the time of the report, but we soon sold the stock in response to these changing perceptions. Similarly, despite no real changes in their earnings expectations, Steiner Leisure (cruise ship spa operator), Finish Line (athletic apparel retailer), and Party City (party supplies retailer) all saw their stock prices fall during the reporting period. Faced with these declines, we sold all of these holdings before these companies' fundamentals followed suit.
  Other than technology stocks, few industries had positive returns during the quarter. In the consumer service area, radio company stocks such as Clear Channel Communications, which lost 10.5 percent during the reporting period, had a difficult three months. We have kept our holdings in Clear Channel and in other radio companies, however, because they have been outstanding performers for the Fund, and we don't believe the fundamentals have changed for these companies. Airline stocks were also hit, as investors worried about how a slowing economy and the prospect of increasing oil prices might affect these firms. For additional Fund portfolio highlights, please refer to page 9.

   Q
      HOW DID THE FUND PERFORM OVER THE REPORTING PERIOD?
   A

      July and August were difficult months for the Fund, while its performance in September helped balance some of the losses from the previous two months. During the reporting period, the Fund returned -15.13 percent(1)
(Class A shares at net
asset value). By comparison, the Standard & Poor's 500-Stock Index returned -9.9 percent, and the Russell 2000-Stock Index, which more closely resembles the Fund, returned -20.5 percent. The S&P 500-Stock Index, is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Russell 2000-Stock Index reflects the general performance of smaller-cap stocks. These indices are statistical composites that do not include any commissions that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart on page 4 for additional Fund performance results.

   Q
      WHAT DO YOU SEE AHEAD FOR THE FUND?
   A

      We think that more companies will revise their earnings estimates downward both in response to a slowing economy in the U.S. and Europe and to reduced exports to Asia and other regions. Because our stock selection discipline is intended not only to uncover the stocks that are outperforming, but also to screen out the stocks that aren't, we will avoid as many of these downward revisions as we can. Not all of our selections will be winners, of course, but our discipline is designed to make the odds of disappointment as low as possible.
  We continue to be optimistic about the future of small-cap stocks. As we've stated in previous reports, small-cap stock valuations are at historically low levels relative to those of large-cap stocks. This trend has lasted for a year and a half and could continue for the foreseeable future, but when valuations are comparatively low, as they are now, small stocks have the potential to realize substantial price appreciation because they are inexpensive compared to large-cap stocks. Small-cap stocks do tend to be more volatile, and we don't know when this rebound will take place. When it does, however, we will be well positioned to take advantage of the situation.

GARY M. LEWIS SIG
Gary M. Lewis
Portfolio Manager

DAVID WALKER SIG
David Walker
Portfolio Comanager

STEPHEN L. BOYD SIG
Stephen L. Boyd
Chief Investment Officer
Equity Investments

DUDLEY BRICKHOUSE SIG
Dudley Brickhouse
Portfolio Comanager

JANET WILLIS LUBY SIG
Janet Willis Luby
Portfolio Comanager

                                                  Please see footnotes on page 4

                              PORTFOLIO HIGHLIGHTS

                       VAN KAMPEN AGGRESSIVE GROWTH FUND

 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                        PERCENTAGE OF
                               TOP TEN HOLDINGS       THESE INVESTMENTS
                           AS OF SEPTEMBER 30, 1998   THREE MONTHS AGO
Dell Computer Corp. ...... 4.7%  ..................         2.9%
Legato Systems, Inc. ..... 2.2%  ..................         0.8%
Geotel Communications
  Corp. .................. 2.2%  ..................         1.1%
Dendrite International,
  Inc. ................... 2.0%  ..................         1.2%
Staples, Inc. ............ 1.9%  ..................         1.6%
Peregrine Systems, Inc. .. 1.7%  ..................         N/A
EMC Corp. ................ 1.7%  ..................         1.1%
MedQuist, Inc. ........... 1.6%  ..................         1.3%
Concord Communications,
  Inc. ................... 1.6%  ..................         N/A
Meta Group, Inc. ......... 1.6%  ..................         N/A

N/A = Not Applicable

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

 AS OF SEPTEMBER 30, 1998                  AS OF JUNE 30, 1998
Technology.................  47%       Technology.................  36%
Consumer Distribution......  15%       Consumer Distribution......  17%
Consumer Services..........   9%       Consumer Services..........  14%
Health Care................   9%       Health Care................   5%
Finance....................   9%       Finance....................  11%

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                        Description                           Shares     Market Value
-------------------------------------------------------------------------------------
COMMON STOCKS  95.3%
CONSUMER DISTRIBUTION  14.4%
Abacus Direct Corp. (a).....................................   30,000    $  1,530,000
Abercrombie & Fitch Co., Class A (a)........................   80,000       3,520,000
AnnTaylor Stores Corp. (a)..................................  100,000       2,031,250
Best Buy Co., Inc. (a)......................................   80,000       3,320,000
Chico's Fas, Inc. (a).......................................   50,000         806,250
Duane Reade, Inc. (a).......................................   75,000       2,845,312
Goody's Family Clothing, Inc. (a)...........................   15,000         180,000
Insight Enterprises, Inc. (a)...............................  100,000       2,825,000
Jacor Communications, Inc., Class A (a).....................   30,000       1,518,750
Kohl's Corp. (a)............................................   25,000         975,000
Lason Holdings, Inc. (a)....................................   45,000       2,306,250
Lexmark International Group, Inc., Class A (a)..............   35,000       2,425,938
Lowe's Cos., Inc............................................   40,000       1,272,500
O'Reilly Automotive, Inc. (a)...............................   40,000       1,450,000
Pacific Sunwear of California (a)...........................   90,000       2,002,500
Staples, Inc. (a)...........................................  150,000       4,406,250
U.S. Foodservice, Inc. (a)..................................   60,000       2,497,500
                                                                         ------------
                                                                           35,912,500
                                                                         ------------
CONSUMER DURABLES  1.9%
Helen of Troy Ltd. (a)......................................   60,000       1,162,500
Mohawk Industries, Inc. (a).................................   50,000       1,368,750
Pulte Corp..................................................   85,000       2,087,813
                                                                         ------------
                                                                            4,619,063
                                                                         ------------
CONSUMER NON-DURABLES  0.7%
Linens 'N Things, Inc. (a)..................................   65,000       1,787,500
                                                                         ------------
CONSUMER SERVICES  9.0%
Chancellor Media Corp. (a)..................................   50,000       1,668,750
Clear Channel Communications, Inc. (a)......................   70,000       3,325,000
Earthlink Network, Inc. (a).................................   30,000       1,237,500
Ebay, Inc. (a)..............................................   18,000         811,125
International Network Services (a)..........................   65,000       2,697,500
International Speedway Corp., Class A.......................   25,000         748,438
Macrovision Corp. (a).......................................   50,000       1,462,500
Meta Group, Inc.............................................  115,000       3,759,063
Metris Cos., Inc............................................   45,000       2,098,125
Outdoor Systems, Inc. (a)...................................   78,750       1,535,625
Petersen Cos., Inc. (a).....................................   25,000         712,500

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                        Description                           Shares     Market Value
-------------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Tele-Communications, Inc., Class A (a)......................   40,000    $  1,467,500
TMP Worldwide, Inc. (a).....................................   25,000         820,312
                                                                         ------------
                                                                           22,343,938
                                                                         ------------
FINANCE  9.3%
Capital One Financial Corp..................................   35,000       3,622,500
Fidelity National Financial, Inc............................   75,000       2,535,937
First American Financial Corp...............................   30,000         960,000
J.D. Edwards & Co. (a)......................................   60,000       2,880,000
LandAmerica Financial Group, Inc............................   45,000       2,306,250
National Commerce Bancorp...................................   70,000       1,155,000
Nationwide Financial Services, Inc., Class A................   35,000       1,590,313
North Fork Bancorp, Inc.....................................   52,500       1,050,000
Protective Life Corp........................................   40,000       1,440,000
Providian Financial Corp....................................   35,000       2,968,437
Star Banc Corp..............................................   20,000       1,322,500
US Trust Corp...............................................   20,000       1,327,500
                                                                         ------------
                                                                           23,158,437
                                                                         ------------
HEALTHCARE  8.8%
Allegiance Corp.............................................   95,000       2,826,250
Alpharma, Inc...............................................   75,000       1,968,750
Arterial Vascular Engineering, Inc. (a).....................   55,000       2,035,000
Biogen, Inc. (a)............................................   40,000       2,632,500
Healthworld Corp. (a).......................................   20,000         310,000
MedQuist, Inc. (a)..........................................  120,000       3,795,000
MiniMed, Inc. (a)...........................................   40,000       2,640,000
Province Healthcare Co. (a).................................   75,000       2,554,687
Xomed Surgical Products, Inc. (a)...........................   75,000       3,084,375
                                                                         ------------
                                                                           21,846,562
                                                                         ------------
PRODUCER MANUFACTURING  3.8%
Allied Waste Industries, Inc. (a)...........................   60,000       1,402,500
Century Business Services, Inc. (a).........................   75,000       1,528,125
Dycom Industries, Inc. (a)..................................   25,000         778,125
Eastern Environmental Services, Inc. (a)....................  100,000       3,025,000
Metromedia Fiber Network (a)................................   80,000       2,620,000
                                                                         ------------
                                                                            9,353,750
                                                                         ------------
RAW MATERIALS/PROCESSING INDUSTRIES  0.8%
Safeskin Corp. (a)..........................................   65,000       2,051,563
                                                                         ------------

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                        Description                           Shares     Market Value
-------------------------------------------------------------------------------------
TECHNOLOGY  43.8%
America Online, Inc. (a)....................................   30,000    $  3,337,500
American Management Systems, Inc. (a).......................   40,000       1,095,000
Applied Micro Circuits Corp. (a)............................   50,000         743,750
Aspect Development, Inc. (a)................................   45,000       1,771,875
AVT Corp. (a)...............................................  135,000       3,054,375
BMC Software, Inc. (a)......................................   55,000       3,303,437
Ciber, Inc. (a).............................................   45,000         908,438
Citrix Systems, Inc. (a)....................................   25,000       1,775,000
Compuware Corp. (a).........................................   60,000       3,532,500
Concord Communications, Inc. (a)............................   95,000       3,776,250
CSG Systems International, Inc. (a).........................    7,000         309,750
Dell Computer Corp. (a).....................................  170,000      11,177,500
Dendrite International, Inc. (a)............................  200,000       4,775,000
EMC Corp. (a)...............................................   70,000       4,003,125
Engineering Animation, Inc. (a).............................   37,500       1,790,625
Gemstar Group Ltd. (a)......................................   25,000       1,159,375
Geotel Communications Corp. (a).............................  190,000       5,106,250
Gilat Satellite Networks Ltd. (a)...........................   60,000       2,700,000
HNC Software, Inc. (a)......................................   25,000       1,015,625
Inspire Insurance Solutions, Inc. (a).......................   40,000         945,000
Intervoice, Inc. (a)........................................  100,000       2,293,750
Keane, Inc. (a).............................................   30,000       1,053,750
Legato Systems, Inc. (a)....................................  100,000       5,137,500
Mercury Interactive Corp. (a)...............................   65,000       2,579,687
Metro Information Services, Inc. (a)........................   40,000       1,275,000
MICROS Systems, Inc. (a)....................................   78,000       2,340,000
Microstrategy, Inc., Class A (a)............................   50,000       1,875,000
Mindspring Enterprises, Inc. (a)............................   75,000       3,112,500
Network Appliance, Inc. (a).................................   55,000       2,784,375
New Era Of Networks, Inc. (a)...............................   45,000       1,833,750
NOVA Corp. (a)..............................................   50,050       1,535,909
Peregrine Systems, Inc. (a).................................  100,000       4,025,000
Policy Management Systems Corp. (a).........................   30,000       1,215,000
Qlogic Corp. (a)............................................   30,600       1,996,650
QuadraMed Corp. (a).........................................   50,000       1,006,250
SEI Investments Co..........................................   15,000       1,042,500
Software AG Systems, Inc. (a)...............................   18,000         306,000
SPR, Inc. (a)...............................................   82,500       1,897,500
Symbol Technologies, Inc....................................   50,000       2,565,625

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                        Description                           Shares     Market Value
-------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
VERITAS Software Corp. (a)..................................   55,000    $  3,038,750
Vitesse Semiconductor Corp. (a).............................   40,000         945,000
Waters Corp. (a)............................................   50,000       3,350,000
Xircom, Inc. (a)............................................  100,000       2,450,000
Yahoo!, Inc. (a)............................................   22,000       2,849,000
                                                                         ------------
                                                                          108,788,871
                                                                         ------------
TRANSPORTATION  1.5%
Atlantic Coast Airlines, Inc. (a)...........................   65,000       1,519,375
Comair Holdings, Inc........................................   40,000       1,150,000
Skywest, Inc................................................   50,000         956,250
                                                                         ------------
                                                                            3,625,625
                                                                         ------------
UTILITIES  1.3%
RF Micro Devices, Inc. (a)..................................   70,000       1,268,750
Transwitch Corp. (a)........................................  135,000       2,016,563
                                                                         ------------
                                                                            3,285,313
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  95.3%
  (Cost $192,791,534)................................................     236,773,122
REPURCHASE AGREEMENT  6.3%
DLJ Mortgage Acceptance Corp. ($15,530,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 09/30/98, to be sold on 10/01/98 at $15,532,286)
  (Cost $15,530,000).................................................      15,530,000
                                                                         ------------
TOTAL INVESTMENTS  101.6%
  (Cost $208,321,534)................................................     252,303,122
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.6%)........................      (3,886,883)
                                                                         ------------
NET ASSETS  100.0%...................................................    $248,416,239
                                                                          -----------

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $208,321,534).......................  $252,303,122
Cash........................................................         5,623
Receivables:
  Investments Sold..........................................     6,821,184
  Fund Shares Sold..........................................       702,682
  Dividends.................................................        23,975
Unamortized Organizational Costs............................        55,982
Other.......................................................           753
                                                              ------------
      Total Assets..........................................   259,913,321
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,472,797
  Fund Shares Repurchased...................................     5,348,629
  Distributor and Affiliates................................       250,790
  Investment Advisory Fee...................................       152,473
Accrued Expenses............................................       214,923
Trustees' Deferred Compensation and Retirement Plans........        57,470
                                                              ------------
      Total Liabilities.....................................    11,497,082
                                                              ------------
NET ASSETS..................................................  $248,416,239
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $202,879,564
Net Unrealized Appreciation.................................    43,981,588
Accumulated Net Realized Gain...............................     2,757,665
Accumulated Net Investment Loss.............................    (1,202,578)
                                                              ------------
NET ASSETS..................................................  $248,416,239
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $102,526,338 and 8,831,042 shares of
    beneficial interest issued and outstanding).............  $      11.61
    Maximum sales charge (5.75%* of offering price).........           .71
                                                              ------------
    Maximum offering price to public........................  $      12.32
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $131,392,252 and 11,521,113 shares of
    beneficial interest issued and outstanding).............  $      11.40
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $14,497,649 and 1,270,298 shares of
    beneficial interest issued and outstanding).............  $      11.41
                                                              ============
*On sales of $50,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Three Months Ended September 30, 1998 and the
                      Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                       Three Months Ended    Year Ended
                                                       September 30, 1998   June 30, 1998
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest..............................................    $    210,537      $    595,465
Dividends.............................................          63,559           248,561
                                                          ------------      ------------
    Total Income......................................         274,096           844,026
                                                          ------------      ------------
EXPENSES:
Investment Advisory Fee...............................         511,304         1,820,687
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $71,432, $356,795 and $39,512,
  respectively, for the three months ended 9/30/98 and
  $264,715, $1,233,496 and $135,103, respectively, for
  the year ended 6/30/98).............................         467,739         1,633,314
Shareholder Services..................................         334,464         1,106,755
Legal.................................................          11,995            15,344
Amortization of Organizational Costs..................           5,293            20,998
Trustees' Fees and Expenses...........................           2,359            23,085
Custody...............................................           2,098             1,659
Other.................................................          89,850           326,581
                                                          ------------      ------------
    Total Expenses....................................       1,425,102         4,948,423
    Less Fees Waived..................................             -0-           406,180
                                                          ------------      ------------
    Net Expenses......................................       1,425,102         4,542,243
                                                          ------------      ------------
NET INVESTMENT LOSS...................................    $ (1,151,006)     $ (3,698,217)
                                                         -------------       -----------
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain/Loss................................    $(16,574,335)     $ 46,196,606
                                                          ------------      ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.............................      70,053,002        39,121,376
  End of the Period...................................      43,981,588        70,053,002
                                                          ------------      ------------
Net Unrealized Appreciation/Depreciation During the
  Period..............................................     (26,071,414)       30,931,626
                                                          ------------      ------------
NET REALIZED AND UNREALIZED GAIN/LOSS.................    $(42,645,749)     $ 77,128,232
                                                         -------------       -----------
NET INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS...    $(43,796,755)     $ 73,430,015
                                                         -------------       -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

             For the Three Months Ended September 30, 1998 and the
                 Years Ended June 30, 1998 and 1997 (Unaudited)
--------------------------------------------------------------------------------

                                        Three Months Ended    Year Ended      Year Ended
                                        September 30, 1998   June 30, 1998   June 30, 1997
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss....................    $ (1,151,006)     $ (3,698,217)   $ (1,683,612)
Net Realized Gain/Loss.................     (16,574,335)       46,196,606     (25,868,909)
Net Unrealized
  Appreciation/Depreciation During the
  Period...............................     (26,071,414)       30,931,626      39,073,042
                                           ------------      ------------    ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES................     (43,796,755)       73,430,015      11,520,521
                                           ------------      ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............      65,569,488       165,163,266     183,003,605
Cost of Shares Repurchased.............     (55,573,865)     (145,403,812)    (65,305,867)
                                           ------------      ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.........................       9,995,623        19,759,454     117,697,738
                                           ------------      ------------    ------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS...............................     (33,801,132)       93,189,469     129,218,259
NET ASSETS:
Beginning of the Period................     282,217,371       189,027,902      59,809,643
                                           ------------      ------------    ------------
End of the Period (Including
  accumulated net investment loss of
  $1,202,578, $51,572 and $34,878,
  respectively)........................    $248,416,239      $282,217,371    $189,027,902
                                          -------------       -----------     -----------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                              May 29, 1996
                                                                                             (Commencement
                                                                       Year Ended June 30    of Investment
                                                  Three Months Ended   ------------------   Operations) to
Class A Shares                                    September 30, 1998     1998        1997    June 30, 1996
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....           $13.676         $ 9.948    $9.118        $9.430
                                                       -------         -------    ------        ------
  Net Investment Loss.......................             (.042)          (.135)    (.065)        (.002)
  Net Realized and Unrealized Gain/Loss.....            (2.024)          3.863      .895         (.310)
                                                       -------         -------    ------        ------
Total from Investment Operations............            (2.066)          3.728      .830         (.312)
                                                       -------         -------    ------        ------
Net Asset Value, End of the Period..........           $11.610         $13.676    $9.948        $9.118
                                                       =======         =======    ======        ======
Total Return (a)............................           (15.13%)**       37.49%     9.10%        (3.29%)**
Net Assets at End of the Period (In
  millions).................................           $ 102.5         $ 117.5    $ 84.0        $ 30.3
Ratio of Expenses to Average Net Assets*....             1.65%           1.44%     1.30%         1.29%
Ratio of Net Investment Loss to Average Net
  Assets*...................................            (1.24%)         (1.09%)    (.81%)        (.50%)
Portfolio Turnover..........................               53%**          185%      186%            4%**
* If certain expenses had not been waived by
  Van Kampen, Total Return would have been
  lower and the ratios would have been as
  follows:
Ratio of Expenses to Average Net Assets.....               N/A           1.61%     1.61%         2.05%
Ratio of Net Investment Loss to Average Net
  Assets....................................               N/A          (1.26%)   (1.12%)       (1.25%)

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A=Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                              May 29, 1996
                                                                                             (Commencement
                                                                       Year Ended June 30    of Investment
                                                  Three Months Ended   ------------------   Operations) to
Class B Shares                                    September 30, 1998     1998        1997    June 30, 1996
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....           $13.461         $ 9.867    $9.112        $9.430
                                                       -------         -------    ------        ------
  Net Investment Loss.......................             (.060)          (.204)    (.105)        (.006)
  Net Realized and Unrealized Gain/Loss.....            (1.997)          3.798      .860         (.312)
                                                       -------         -------    ------        ------
Total from Investment Operations............            (2.057)          3.594      .755         (.318)
                                                       -------         -------    ------        ------
Net Asset Value, End of the Period..........           $11.404         $13.461    $9.867        $9.112
                                                       =======         =======    ======        ======
Total Return (a)............................           (15.31%)**       36.37%     8.34%        (3.39%)**
Net Assets at End of the Period (In
  millions).................................           $ 131.4         $ 148.4    $ 94.2        $ 25.5
Ratio of Expenses to Average Net Assets*....             2.42%           2.20%     2.05%         2.06%
Ratio of Net Investment Loss to Average Net
  Assets*...................................            (2.02%)         (1.85%)   (1.55%)       (1.28%)
Portfolio Turnover..........................               53%**          185%      186%            4%**
* If certain expenses had not been waived by
  Van Kampen, Total Return would have been
  lower and the ratios would have been as
  follows:
Ratio of Expenses to Average Net Assets.....               N/A           2.37%     2.35%         2.81%
Ratio of Net Investment Loss to Average Net
  Assets....................................               N/A          (2.02%)   (1.86%)       (2.04%)

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
N/A=Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                          May 29, 1996
                                                                                         (Commencement
                                                                   Year Ended June 30    of Investment
                                              Three Months Ended   ------------------   Operations) to
Class C Shares                                September 30, 1998     1998        1997    June 30, 1996
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..................................         $13.470         $ 9.869    $9.113        $9.430
                                                   -------         -------    ------        ------
  Net Investment Loss.....................           (.060)          (.203)    (.103)        (.006)
  Net Realized and Unrealized Gain/Loss...          (1.997)          3.804      .859         (.311)
                                                   -------         -------    ------        ------
Total from Investment Operations..........          (2.057)          3.601      .756         (.317)
                                                   -------         -------    ------        ------
Net Asset Value, End of the Period........         $11.413         $13.470    $9.869        $9.113
                                                   =======         =======    ======        ======
Total Return (a)..........................         (15.29%)**       36.47%     8.34%        (3.39%)**
Net Assets at End of the Period (In
  millions)...............................         $  14.5         $  16.4    $ 10.8        $  3.9
Ratio of Expenses to Average Net
  Assets*.................................           2.42%           2.20%     2.05%         2.05%
Ratio of Net Investment Loss to Average
  Net Assets*.............................          (2.01%)         (1.85%)   (1.54%)       (1.28%)
Portfolio Turnover........................             53%**          185%      186%            4%**
* If certain expenses had not been waived
  by Van Kampen, Total Return would have
  been lower and the ratios would have
  been as follows:
Ratio of Expenses to Average Net Assets...             N/A           2.36%     2.35%         2.81%
Ratio of Net Investment Loss to Average
  Net Assets..............................             N/A          (2.02%)   (1.85%)       (2.04%)

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A=Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the three-month period commencing on July 1, 1998, and ending on September 30, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last sales price or, if not available, their fair value as determined using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $105,000. These costs are being amortized on a straight line basis over the 60 month period ending May 28, 2001. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
     At September 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $208,321,534; the aggregate gross unrealized appreciation is $54,808,627 and the aggregate gross unrealized depreciation is $10,827,039 resulting in net unrealized appreciation on long- and short-term investments of $43,981,588.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and for federal income tax purposes, the amount of net investment income/loss may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis net investment losses.
     For the year ended June 30, 1998, short-term capital gains totaling $124,267 were offset against the 1998 tax basis net operating loss resulting in a reclassification from accumulated net realized gains to accumulated net investment loss. The $3,557,256 of remaining tax basis net operating loss was reclassified from accumulated net operating loss to capital.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................    .75 of 1%
Next $500 million.......................................    .70 of 1%
Over $1 billion.........................................    .65 of 1%

    For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $1,800 and $4,600, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $49,900 and $86,100, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $265,700 and $865,100, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At September 30, 1998, Van Kampen owned 100 shares each of Classes A, B and
C.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $80,316,283, $110,215,433 and
$12,347,848 for Classes A, B, and C, respectively. For the three months ended September 30, 1998, transactions were as follows:

                                                  SHARES        VALUE
-------------------------------------------------------------------------
Sales:
  Class A.....................................   3,912,491   $ 49,307,890
  Class B.....................................   1,171,234     14,476,015
  Class C.....................................     141,098      1,785,583
                                                ----------   ------------
Total Sales...................................   5,224,823   $ 65,569,488
                                                ==========   ============
Repurchases:
  Class A.....................................  (3,669,826)  $(46,366,848)
  Class B.....................................    (673,923)    (8,169,028)
  Class C.....................................     (86,807)    (1,037,989)
                                                ----------   ------------
Total Repurchases.............................  (4,430,556)  $(55,573,865)
                                                ==========   ============

    At June 30, 1998, capital aggregated $77,375,241, $103,908,446 and
$11,600,254 for Classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                SHARES          VALUE
-------------------------------------------------------------------------
Sales:
  Class A...................................    9,586,041   $ 113,481,993
  Class B...................................    3,875,397      46,006,833
  Class C...................................      476,868       5,674,440
                                              -----------   -------------
Total Sales.................................   13,938,306   $ 165,163,266
                                              ===========   =============
Repurchases:
  Class A...................................   (9,437,958)  $(112,683,409)
  Class B...................................   (2,400,562)    (28,531,040)
  Class C...................................     (359,118)     (4,189,363)
                                              -----------   -------------
Total Repurchases...........................  (12,197,638)  $(145,403,812)
                                              ===========   =============

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $78,128,681, $88,239,951 and
$10,313,111 for Classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                SHARES          VALUE
-------------------------------------------------------------------------
Sales:
  Class A...................................    9,770,450   $  92,970,307
  Class B...................................    8,682,864      81,053,761
  Class C...................................      950,840       8,979,537
                                              -----------   -------------
Total Sales.................................   19,404,154   $ 183,003,605
                                              ===========   =============
Repurchases:
  Class A...................................   (4,658,667)  $ (44,877,839)
  Class B...................................   (1,934,698)    (17,864,738)
  Class C...................................     (284,968)     (2,563,290)
                                              -----------   -------------
Total Repurchases...........................   (6,878,333)  $ (65,305,867)
                                              ===========   =============

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares will automatically convert to Class A Shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                          SALE CHARGE
YEAR OF REDEMPTION                                  CLASS B         CLASS C
---------------------------------------------------------------------------
First...........................................      5.00%           1.00%
Second..........................................      4.00%            None
Third...........................................      3.00%            None
Fourth..........................................      2.50%            None
Fifth...........................................      1.50%            None
Sixth and Thereafter............................       None            None

    For the three months ended September 30, 1998 and the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $38,400 and $140,600, respectively, and CDSC on redeemed shares of approximately $87,000 and $412,300, respectively. Sales charges do not represent expenses of the Fund.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

For the three months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $132,959,729 and $126,678,258, respectively. For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $447,463,505 and $431,097,637, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the three months ended September 30, 1998 and the year ended June 30, 1998, are payments retained by Van Kampen of approximately $286,600 and $983,700, respectively.

6. YEAR 2000 COMPLIANCE

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                       VAN KAMPEN AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary
JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief
  Financial Officer

CURTIS W. MORRELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
  Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen Funds Inc., 1998 All rights reserved.
SM denotes a service mark of Van Kampen Funds Inc.
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999 the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                       VAN KAMPEN AGGRESSIVE GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 12
Statement of Operations.......................... 13
Statement of Changes in Net Assets............... 14
Financial Highlights............................. 15
Notes to Financial Statements.................... 18

GF SAR 11/98

                             LETTER TO SHAREHOLDERS

October 22, 1998

Dear Shareholder,
    These continue to be dramatic and
highly unusual times for global
financial markets. Despite a severe
crisis of confidence in many emerging
economies, the United States has been
relatively unscathed by the turmoil.
However, volatility increased in the
U.S. equity market as the Asian crisis
spread to Russia and Latin America
during the reporting period.
Fixed-income investors were not
entirely unaffected, as volatility
forced yield spreads to widen between
Treasuries and high-yield securities, corporate bonds, and mortgage-backed securities.
    We expect that volatility will remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals and to view daily fluctuations as relatively minor in the larger picture. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC OVERVIEW
    Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.
    Psychological factors played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans suddenly have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
    Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.4 percent during the 12 months through September, while wholesale prices actually fell during the same period.

MARKET OVERVIEW
    After a steady eight-year climb, the U.S. equity market dropped sharply during the third quarter. From its peak on July 17, the S&P 500-Stock Index fell
19.3 percent

                                                            Continued on page  2

[PHOTO]
                     DENNIS J. MCDONNELL AND DON G. POWELL
through August 31 before beginning a modest rally. For the three months through September, the Dow Jones Industrial Average slid 12.4 percent, the index's worst performance since 1990. Small-capitalization stocks were even harder hit, with the Russell 2000-Stock Index falling 20.5 percent during the quarter.
    Several factors combined to produce the abrupt sell-off in U.S. stocks. First, the collapse of the Russian ruble upset the market for emerging market securities and financial concerns spread to Latin America, a major U.S. export market. Also, the continuing lack of progress at resolving a severe banking crisis in Japan stalled prospects for an economic recovery in many Asian nations. Finally, the near certainty of an economic slowdown in the United States caused investors to worry about corporate profits.
    Despite the broad-based nature of the decline, defensive sectors such as tobacco, drugs, electric utilities, and food companies each posted positive returns during the quarter. Conversely, cyclical industries like clothing, securities brokers, and heavy machinery posted large losses. Concerns about the possible impact of the equity market's roughly $2 trillion decline in consumer spending likely played a role in the Fed's recent decision to cut interest rates.

OUTLOOK
    As we've noted, the stock market had enjoyed an eight-year advance until the decline from the peak in July. Whether market historians will declare this period to have been a bear market or correction is not clear. Semantics aside, our focus remains on managing through this volatile market and keeping focused on our longer-term investment goals.
    It is our view that the decline will turn out to be relatively mild by historical standards. While conditions in the global economy remain highly uncertain, the domestic backdrop includes such favorable factors as a bias toward a more liberal monetary policy, benign inflation, and low bond yields. We believe that in this environment it is unlikely that stocks will enter a severe decline from current levels.
    We caution that volatile conditions are likely to linger. Sectors of the market that had become the most highly valued have yet to fall in concert with broader indices. Often, declines don't end until those stocks that had been the leaders of the previous uptrend encounter profit-taking as well. Accordingly, we believe that the next bull phase will be set to begin when market leadership becomes more equally balanced across all capitalization and style sectors.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Don G. Powell
Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell
President
Van Kampen Investment Advisory Corp.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                             VAN KAMPEN GROWTH FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Three-month total return based on
  NAV(1).................................  (22.85%)   (23.00%)    (23.00%)
One-year total return(2).................  (16.42%)   (16.17%)    (12.83%)
Life-of-Fund average annual total
  return(2)..............................   25.62%     25.99%      27.70%
Commencement Date........................  12/27/95   12/27/95   12/27/95

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Since the Fund's inception, certain fees were waived and expenses were reimbursed by the Fund's adviser which had a material effect on the Fund's total return.

The Fund's investments in less seasoned companies, special situations involving new management, special projects and techniques, unusual developments, mergers, or liquidations involve greater risks than more conservative investments. Securities of foreign issuers may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from June 30 to March 31. As a result, this semi-annual report reflects the 3-month period commencing on July 1, 1998 and ending on September 30, 1998.

                               GLOSSARY OF TERMS

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). Generally, there is no redemption fee (Contingent Deferred Sales Charge).

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

INFLATION: A persistent and measurable rise in the general level of prices.
     Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its stock. Morningstar, an independent mutual fund rating service, defines market capitalization categories as follows:
          SMALL-CAP: less than $1 billion
          MID-CAP: between $1 billion and $5 billion
          LARGE-CAP: more than $5 billion

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

STANDARD & POOR'S 500-STOCK INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                          PORTFOLIO MANAGEMENT REVIEW

                             VAN KAMPEN GROWTH FUND

We recently spoke to the management team of the Van Kampen Growth Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Jeff D. New, portfolio manager; Michael Davis, portfolio comanager; Mary Jayne Maly, portfolio comanager; and Stephen L. Boyd, chief investment officer for equity investments.

    The Fund's fiscal year end was recently changed from June 30 to March 31. Going forward, your semiannual reports will be dated September 30, and your annual reports will be dated March 31. The following interview discusses the Fund's performance during the three-month period since your last report, from June 30, 1998, to September 30, 1998.

   Q
      HOW WOULD YOU CHARACTERIZE THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE REPORTING PERIOD?
   A
      The U.S. stock market was exceptionally volatile during the three-month reporting period. On July 17 the Dow Jones Industrial Average reached a record high, reflecting investors' confidence in continued economic growth and low inflation. Trouble was on the horizon, however, as significantly deteriorating economic conditions in Asia, Russia, and Latin America led to fears that U.S. corporate earnings would be negatively affected by companies' exposure to international markets. By August 31 the Dow had fallen 19 percent from its high.
    With inflation in check and growth slowing but still healthy, the U.S. economy remained fundamentally sound. Investors recognized this fact and returned to the stock market in September, slightly reducing the losses incurred during the previous weeks. The Dow nevertheless lost 12 percent during the quarter. As has been true for the past several years, large capitalization stocks continued to outperform smaller capitalization stocks, reflecting investors' current preference for established companies with more stable earnings prospects. This disparity is apparent when comparing the performance of the Russell 1000 during the reporting period to that of the Russell 2000. The Russell 1000--the stock market's 1,000 largest companies--lost 10.7 percent between June 30 and September 30, while the Russell 2000--the market's 2,000 next-largest companies--declined 20.5 percent during the same period.

   Q
      GIVEN THIS MARKET CLIMATE, HOW DID YOU MANAGE THE FUND TO ACHIEVE ITS OBJECTIVE?
   A
      Our strategy for managing the Fund remains consistent: We seek to find companies with a combination of positive future fundamentals and attractive current prices. By our definition, a company with positive future fundamentals includes at least one of the following traits: consistent earnings growth; accelerating earnings growth; better-than-expected fundamentals; or an underlying change in a company, industry, or regulatory environment. This approach to stock selection has been effective, so we continue to rely upon this strategy. However, we are currently even more diligent in applying this strategy, as fewer companies currently meet our strict selection criteria because of a slowing economic environment.
   Q
      CAN YOU NAME SOME STOCKS THAT HELPED THE FUND'S PERFORMANCE?
   A
      Most growth stocks did not perform well during the period. The Fund's successes included a handful of technology holdings. EMC Corp., a leader in data storage products, gained 28 percent during the reporting period and was one of the Fund's best performers. Another technology standout was Waters Corp., which specializes in high performance liquid chromatography instruments; its stock price rose 14 percent during the period. BMC Software, a leading global provider of systems management software solutions, also performed well. A number of nontechnology stocks saw their stock prices rise, including Schering-Plough (pharmaceutical and health care products) and Safeway (food supermarket).
    As mentioned in our last report, we have been optimistic about Philip Morris, which had not performed well earlier in the year because of ongoing litigation involving the entire tobacco industry. We continued to hold the stock because the company's fundamentals were still strong and the price was extremely attractive. Our patience was rewarded during the reporting period, as Philip Morris gained 17 percent. The gain was due to several factors: a low valuation, the company's attractiveness to investors seeking a more defensive posture, and less pessimism about the company's potential legal liability.
    Of course, not all stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future. For additional Fund portfolio highlights, please refer to page 8.

   Q

      WHAT STOCKS WORKED AGAINST THE FUND?
   A
      A number of stocks did not perform as well as expected. We owned ESC Medical Systems, a stock whose value declined 79 percent due to disappointing earnings news during the period's final week. We continue to own the stock but, consistent with our discipline, did reduce our position because the company's fundamental outlook had deteriorated.
    Retail companies in general fared poorly during the reporting period, because investors were uncertain if recent stock market losses would negatively affect consumers' spending habits. An example of this phenomenon can be found in Ross Stores, a discount apparel retailer. Despite the company's strong fundamentals, its stock price fell signifi-cantly during the period. Another of the Fund's holdings, Brylane, a women's and men's apparel retailer, declined 65 percent as a result of poor sales. We sold the stock once we saw signs of declining fundamentals--helping to limit the Fund's losses.
    Other companies that performed poorly were United Road Services (auto transportation and towing) and CKE Restaurants (fast-food chain operator). Despite these firms' recent poor stock performance, we continue to hold these securities because they fit our investment discipline of strong fundamentals at an attractive price.

   Q

      HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
   A
      Overall during the reporting period, the Fund had a total return of -22.85 percent(1) (Class A shares at net asset value). By comparison, the Standard & Poor's 500-Stock Index had a return of -9.9 percent, and the
Lipper Growth Fund Index, which more closely resembles the Fund, had a return of -11.4 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds. Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart on page 3 for additional Fund performance results.
    One reason for our weaker performance during the past three months is that some companies experienced rapid and unexpected negative fundamental developments, leading to significant stock price declines before we could take action. Another reason that the Fund performed poorly is that the Growth Fund invests predominantly in small- and mid-cap stocks, which, as mentioned earlier, significantly underperformed large-cap stocks during the reporting period. It is impossible to tell when small- and mid-cap stocks will begin to outperform large-cap stocks, but over the long term we believe that companies with strong fundamentals at attractive valuations will perform well regardless of their size.

   Q
      WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
   A
      While the U.S. economy is currently still growing and experiencing low inflation, we don't believe the full impact of Asian, Russian, and Latin American economic difficulties has been felt yet on U.S. companies. As domestic firms begin to report their third quarter 1998 earnings, we expect to see more evidence that companies have been negatively affected by economic weakness abroad. In the near term, this will likely result in continued volatility for the stock market and the Fund. Over the long term, we expect that investors will continue to seek companies with strong fundamentals, consistent track records, promising growth prospects, and attractive valuations. The Growth Fund, with its emphasis on identifying such companies, should be well positioned. The last few months have been difficult for the Fund, but we intend to stick with our investment discipline.

JEFF D. NEW

Jeff D. New
Portfolio Manager

MARY JAYNE MALY
Mary Jayne Maly
Portfolio Comanager

MICHAEL DAVIS
Michael Davis
Portfolio Comanager
STEPHEN L. BOYD

Stephen L. Boyd
Chief Investment Officer
Equity Investments

                                                 Please see footnotes on page  3

                              PORTFOLIO HIGHLIGHTS

                             VAN KAMPEN GROWTH FUND

 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                        PERCENTAGE OF
                               TOP TEN HOLDINGS       THESE INVESTMENTS
                           AS OF SEPTEMBER 30, 1998   THREE MONTHS AGO
EMC Corp. ................ 4.1%  ..................         2.3%
Waste Management, Inc. ... 3.4%  ..................         N/A
Avt Corp. ................ 3.2%  ..................         N/A
Safeway, Inc. ............ 3.0%  ..................         1.9%
TJX Cos., Inc. ........... 2.4%  ..................         2.4%
Network Associates,
  Inc. ................... 2.3%  ..................         2.2%
CKE Restaurants, Inc...... 2.3%  ..................         2.3%
Bristol-Myers Squibb
  Co. .................... 2.3%  ..................         1.8%
Lincare Holdings, Inc. ... 2.3%  ..................         1.8%
Waters Corp. ............. 2.2%  ..................         1.4%

N/A = Not Applicable

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

 AS OF SEPTEMBER 30, 1998                  AS OF JUNE 30, 1998
Technology.................  30%       Technology.................  26%
Health Care................  20%       Health Care................  25%
Consumer Distribution......  20%       Consumer Distribution......  17%
Consumer Services..........  13%       Consumer Services..........  13%
Finance....................   7%       Finance....................   8%

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                        Description                           Shares    Market Value
------------------------------------------------------------------------------------
COMMON STOCKS  94.4%
CONSUMER DISTRIBUTION  18.5%
Chico's Fas, Inc. (a).......................................   99,000   $  1,596,375
Elder-Beerman Stores Corp. (a)..............................   59,000      1,025,125
Goody's Family Clothing, Inc. (a)...........................   60,000        720,000
Ingram Micro, Inc., Class A (a).............................   29,000      1,553,312
Lexmark International Group, Inc., Class A (a)..............   12,700        880,269
Lowe's Cos., Inc............................................   42,800      1,361,575
Pacific Sunwear of California, Inc. (a).....................   67,500      1,501,875
Rite Aid Corp...............................................   48,000      1,704,000
Ross Stores, Inc............................................   39,000      1,116,375
Safeway, Inc. (a)...........................................   72,000      3,339,000
Saks, Inc...................................................   26,500        594,594
TJX Cos., Inc...............................................  150,000      2,671,875
Trans World Entertainment Corp. (a).........................   75,000      1,368,750
Wal-Mart Stores, Inc........................................   38,000      2,075,750
                                                                        ------------
                                                                          21,508,875
                                                                        ------------
CONSUMER NON-DURABLES  2.6%
Philip Morris Cos., Inc.....................................   46,000      2,118,875
Tommy Hilfiger Corp. (a)....................................   21,000        861,000
                                                                        ------------
                                                                           2,979,875
                                                                        ------------
CONSUMER SERVICES  12.1%
AccuStaff, Inc. (a).........................................   63,000        917,438
Brinker International, Inc. (a).............................  100,000      1,875,000
Capstar Broadcasting Corp., Class A (a).....................   26,300        406,006
CEC Entertainment, Inc. (a).................................   56,000      1,134,000
Cendant Corp. (a)...........................................   76,000        883,500
Chancellor Media Corp., Class A (a).........................   59,000      1,969,125
CKE Restaurants, Inc........................................   84,000      2,499,000
Ebay Inc. (a)...............................................    8,500        383,031
United Road Services, Inc. (a)..............................  140,000      1,671,250
Young & Rubicam, Inc. (a)...................................   80,000      2,270,000
                                                                        ------------
                                                                          14,008,350
                                                                        ------------
FINANCE  7.0%
Affiliated Managers Group, Inc. (a).........................   42,000        756,000
Allstate Corp...............................................   36,000      1,500,750
Conseco, Inc................................................   37,500      1,146,094
Finova Group, Inc...........................................   35,000      1,747,812

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                        Description                           Shares    Market Value
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
Star Banc Corp..............................................   18,000   $  1,190,250
U.S. Bancorp................................................   48,800      1,735,450
                                                                        ------------
                                                                           8,076,356
                                                                        ------------
HEALTHCARE  19.0%
Ameripath, Inc. (a).........................................  130,000      1,933,750
Amgen, Inc. (a).............................................   20,000      1,511,250
Bristol-Myers Squibb Co.....................................   24,000      2,493,000
ESC Medical Systems Ltd.....................................  126,000        885,938
Guidant Corp................................................   20,000      1,485,000
HBO & Co....................................................   32,000        924,000
Health Management Assn., Inc., Class A (a)..................   88,500      1,615,125
Healthsouth Corp. (a).......................................  101,000      1,066,812
Idexx Laboratories, Inc. (a)................................   41,000        978,875
Lincare Holdings, Inc. (a)..................................   64,000      2,480,000
Mylan Laboratories, Inc.....................................   60,000      1,770,000
Schering-Plough Corp........................................   22,000      2,278,375
Total Renal Care Holdings, Inc. (a).........................   74,760      1,794,240
Universal Health Services, Inc., Class B (a)................   20,700        864,225
                                                                        ------------
                                                                          22,080,590
                                                                        ------------
PRODUCER MANUFACTURING  3.2%
Waste Management, Inc.......................................   77,000      3,700,812
                                                                        ------------
RAW MATERIALS/PROCESSING INDUSTRIES  1.5%
Safeskin Corp. (a)..........................................   56,000      1,767,500
                                                                        ------------
TECHNOLOGY  28.1%
America Online, Inc. (a)....................................   13,000      1,446,250
Ascend Communications, Inc. (a).............................   42,000      1,911,000
Avt Corp. (a)...............................................  154,000      3,484,250
BMC Software, Inc. (a)......................................   40,000      2,402,500
Check Point Software Tech (a)...............................   37,000        735,375
Computer Associates Intl, Inc...............................   35,000      1,295,000
Computer Sciences Corp. (a).................................   38,000      2,071,000
Compuware Corp. (a).........................................   33,000      1,942,875
EMC Corp. (a)...............................................   78,000      4,460,625
Microsoft Corp. (a).........................................   13,600      1,496,850
Network Associates, Inc. (a)................................   72,000      2,556,000
Software Ag Systems, Inc....................................   25,600        435,200
Softworks, Inc. (a).........................................  180,000        900,000
Sterling Software, Inc. (a).................................   73,000      2,012,062
Storage Technology Corp.....................................   45,000      1,144,688

                                               See Notes to Financial Statements

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                        Description                           Shares    Market Value
------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Walker Interactive Systems (a)..............................  120,000   $  1,046,250
Waters Corp. (a)............................................   36,000      2,412,000
World Access, Inc. (a)......................................   40,000        810,000
                                                                        ------------
                                                                          32,561,925
                                                                        ------------
TRANSPORTATION  0.9%
AMR Corp. (a)...............................................   20,000      1,108,750
                                                                        ------------
UTILITIES  1.5%
Transwitch Corp. (a)........................................  115,000      1,717,813
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  94.4%
    (Cost $103,372,060)..............................................    109,510,846
REPURCHASE AGREEMENT  5.8%
  DLJ Mortgage Acceptance Corp., ($6,625,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    9/30/98, to be sold on 10/01/98 at $6,710,987)
    (Cost $6,710,000)................................................      6,710,000
                                                                        ------------
TOTAL INVESTMENTS  100.2%
    (Cost $110,082,060)..............................................    116,220,846
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%)........................       (260,715)
                                                                        ------------
NET ASSETS  100.0%...................................................   $115,960,131
                                                                         -----------

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $110,082,060).......................  $116,220,846
Cash........................................................         2,005
Receivables:
  Investments Sold..........................................     5,643,200
  Fund Shares Sold..........................................       102,287
  Dividends.................................................        64,437
Unamortized Organizational Costs............................        18,090
Other.......................................................       209,914
                                                              ------------
    Total Assets............................................   122,260,779
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,658,880
  Fund Shares Repurchased...................................       304,023
  Distributor and Affiliates................................       144,313
  Investment Advisory Fee...................................        73,922
Accrued Expenses............................................        71,133
Trustees' Deferred Compensation and Retirement Plans........        48,377
                                                              ------------
    Total Liabilities.......................................     6,300,648
                                                              ------------
NET ASSETS..................................................  $115,960,131
                                                              ----------
NET ASSETS CONSIST OF:
Capital.....................................................  $108,678,368
Net Unrealized Appreciation.................................     6,138,786
Accumulated Net Realized Gain...............................     1,716,813
Accumulated Net Investment Loss.............................      (573,836)
                                                              ------------
NET ASSETS..................................................  $115,960,131
                                                              ----------
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $49,320,775 and 2,725,518 shares of
    beneficial interest issued and outstanding).............  $      18.10
    Maximum sales charge (5.75%* of offering price).........          1.10
                                                              ------------
    Maximum offering price to public........................  $      19.20
                                                              ----------
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $59,877,248 and 3,357,009 shares of
    beneficial interest issued and outstanding).............  $      17.84
                                                              ----------
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,762,108 and 379,108 shares of
    beneficial interest issued and outstanding).............  $      17.84
                                                              ----------

* On sales of $50,000 or more, the sales charge will be reduced.
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                 For the Three Months Ended September 30, 1998
                  and the Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                          Three Months Ended    Year Ended
                                                          September 30, 1998   June 30, 1998
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends................................................    $    98,848        $   466,773
Interest.................................................         73,581            421,677
                                                             -----------        -----------
    Total Income.........................................        172,429            888,450
                                                             -----------        -----------
EXPENSES:
Investment Advisory Fee..................................        257,123          1,014,540
Distribution (12b-1) and Service Fees (Attributed to
  Class A, B, and C of $36,326, $177,566 and $20,089,
  respectively, for the three months ended 9/30/98 and
  $148,958, $669,433 and $87,301, respectively, for the
  year ended 6/30/98)....................................        233,981            905,692
Shareholder Services.....................................        158,630            574,734
Legal....................................................         10,757             14,323
Trustees' Fees and Expenses..............................          2,678             24,916
Amortization of Organizational Costs.....................          2,016              7,997
Custody..................................................          1,207              2,177
Other....................................................         75,207            168,777
                                                             -----------        -----------
    Total Expenses.......................................        741,599          2,713,156
    Less Fees Waived.....................................         42,465            386,039
                                                             -----------        -----------
    Net Expenses.........................................        699,134          2,327,117
                                                             -----------        -----------
NET INVESTMENT LOSS......................................    $  (526,705)       $(1,438,667)
                                                             ===========        ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments............................................    $(1,661,371)       $12,625,540
  Futures................................................            -0-            278,325
                                                             -----------        -----------
Net Realized Gain/Loss...................................     (1,661,371)        12,903,865
                                                             -----------        -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period................................     38,993,144          7,542,991
  End of the Period......................................      6,138,786         38,993,144
                                                             -----------        -----------
Net Unrealized Appreciation/Depreciation During the
  Period.................................................    (32,854,358)        31,450,153
                                                             -----------        -----------
NET REALIZED AND UNREALIZED GAIN/LOSS....................    $(34,515,729)      $44,354,018
                                                             ===========        ===========
NET INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS......    $(35,042,434)      $42,915,351
                                                             ===========        ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Three Months Ended September 30, 1998
             and the Years Ended June 30, 1998 and 1997 (Unaudited)
--------------------------------------------------------------------------------

                                             Three Months Ended    Year Ended      Year Ended
                                             September 30, 1998   June 30, 1998   June 30, 1997
-----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................    $  (526,705)      $ (1,438,667)   $    (86,224)
Net Realized Gain/Loss......................     (1,661,371)        12,903,865      (1,757,194)
Net Unrealized Appreciation/Depreciation
  During the Period.........................    (32,854,358)        31,450,153       7,484,772
                                                -----------       ------------    ------------
Change in Net Assets from Operations........    (35,042,434)        42,915,351       5,641,354
                                                -----------       ------------    ------------
Distributions from Net Realized Gain/Loss...            -0-         (6,327,980)        (23,514)
Distributions in Excess of Net Realized
  Gain/Loss.................................            -0-                -0-          (1,799)
                                                -----------       ------------    ------------
  Distributions from and in Excess of Net
    Realized Gain*..........................            -0-         (6,327,980)        (25,313)
Return of Capital Distribution*.............            -0-                -0-         (21,887)
                                                -----------       ------------    ------------
  Total Distributions.......................            -0-         (6,327,980)        (47,200)
                                                -----------       ------------    ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES................................    (35,042,434)        36,587,371       5,594,154
                                                -----------       ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................      7,021,558         28,476,433     122,206,757
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.....................            -0-          5,825,754           2,031
Cost of Shares Repurchased..................     (9,869,010)       (33,462,669)    (11,696,360)
                                                -----------       ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..............................     (2,847,452)           839,518     110,512,428
                                                -----------       ------------    ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......    (37,889,886)        37,426,889     116,106,582
NET ASSETS:
Beginning of the Period.....................    153,850,017        116,423,128         316,546
                                                -----------       ------------    ------------
End of the Period (Including accumulated net
  investment loss of $573,836, $47,131, and
  $23,118 respectively).....................    $115,960,131      $153,850,017    $116,423,128
                                                ===========       ============    ============

                                     Three Months Ended    Year Ended      Year Ended
      *Distributions by Class        September 30, 1998   June 30, 1998   June 30, 1997
---------------------------------------------------------------------------------------
Distributions from and in Excess of
  Net Realized Gain:
  Class A Shares....................    $       -0-        $(2,743,327)      $(24,246)
  Class B Shares....................            -0-         (3,159,670)         (537)
  Class C Shares....................            -0-           (424,983)         (530)
                                        -----------        -----------       -------
                                        $       -0-        $(6,327,980)      $(25,313)
                                        ===========        ===========       =======
Return of Capital Distribution:
  Class A Shares....................    $       -0-        $       -0-       $(20,964)
  Class B Shares....................            -0-                -0-          (465)
  Class C Shares....................            -0-                -0-          (458)
                                        -----------        -----------       -------
                                        $       -0-        $       -0-       $(21,887)
                                        ===========        ===========       =======

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                    December 27, 1995
                              Three Months                                           (Commencement of
                                 Ended         Year Ended        Year Ended       Investment Operations)
      Class A Shares       September 30, 1998 June 30, 1998   June 30, 1997(a)       to June 30, 1996
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of the Period............      $23.463          $17.878           $13.696               $10.000
                                -------          -------           -------               -------
 Net Investment
   Income/Loss............        (.058)           (.136)             .031                 (.044)
 Net Realized and
   Unrealized Gain/Loss...       (5.309)           6.711             4.810                 3.740
                                -------          -------           -------               -------
Total from Investment
 Operations...............       (5.367)           6.575             4.841                 3.696
                                -------          -------           -------               -------
Less:
 Distributions from and in
   Excess of Net Realized
   Gain...................          -0-             .990              .353                   -0-
 Return of Capital
   Distribution...........          -0-              -0-              .306                   -0-
                                -------          -------           -------               -------
Total Distributions.......          -0-             .990              .659                   -0-
                                -------          -------           -------               -------
Net Asset Value, End of
 the Period...............      $18.096          $23.463           $17.878               $13.696
                                =======          =======           =======               =======
Total Return* (b).........      (22.85%)**        38.52%            36.00%                37.00%**
Net Assets at End of the
 Period (In millions).....              $49.3      $64.9                  $53.1                      $.1
Ratio of Expenses to
 Average Net Assets*......        1.60%            1.30%             1.32%                 1.46%
Ratio of Net Investment
 Income to Average Net
 Assets*..................       (1.10%)           (.64%)             .19%                 (.79%)
Portfolio Turnover........          16%**           125%              139%                   94%**
* If certain fees had not
  been assumed by Van
  Kampen, Total Return
  would have been lower
  and the ratios would
  have been as follows:
Ratio of Expenses to
 Average Net Assets.......        1.73%            1.58%             2.31%                15.69%
Ratio of Net Investment
 Income to Average Net
 Assets...................       (1.22%)           (.92%)            (.80%)              (15.02%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                    December 27, 1995
                              Three Months                                           (Commencement of
                                 Ended         Year Ended        Year Ended       Investment Operations)
      Class B Shares       September 30, 1998 June 30, 1998   June 30, 1997(a)       to June 30, 1996
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of the Period............      $23.173          $17.796           $13.695               $10.000
                                -------          -------           -------               -------
 Net Investment Loss......        (.099)           (.270)            (.093)                (.045)
 Net Realized and
   Unrealized Gain/Loss...       (5.238)           6.637             4.853                 3.740
                                -------          -------           -------               -------
Total from Investment
 Operations...............       (5.337)           6.367             4.760                 3.695
                                -------          -------           -------               -------
Less:
 Distributions from and in
   Excess of Net Realized
   Gain...................          -0-             .990              .353                   -0-
 Return of Capital
   Distribution...........          -0-              -0-              .306                   -0-
                                -------          -------           -------               -------
Total Distributions.......          -0-             .990              .659                   -0-
                                -------          -------           -------               -------
Net Asset Value, End of
 the Period...............      $17.836          $23.173           $17.796               $13.695
                                =======          =======           =======               =======
Total Return* (b).........      (23.00%)**        37.56%            35.32%                37.00%**
Net Assets at End of the
 Period (In millions).....              $59.9      $79.7                  $55.0                      $.1
Ratio of Expenses to
 Average Net Assets*......        2.37%            2.05%             2.07%                 1.46%
Ratio of Net Investment
 Income to Average Net
 Assets*..................       (1.87%)          (1.40%)            (.56%)                (.74%)
Portfolio Turnover........          16%**           125%              139%                   94%**
* If certain fees had not
  been assumed by Van
  Kampen, Total Return
  would have been lower
  and the ratios would
  have been as follows:
Ratio of Expenses to
 Average Net Assets.......        2.50%            2.34%             3.04%                15.70%
Ratio of Net Investment
 Income to Average Net
 Assets...................       (1.99%)          (1.68%)           (1.53%)              (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                       December 27, 1995
                                 Three Months                                           (Commencement of
                                    Ended         Year Ended        Year Ended       Investment Operations)
       Class C Shares         September 30, 1998 June 30, 1998   June 30, 1997(a)       to June 30, 1996
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of the Period..............       $23.173          $17.793           $13.695               $10.000
                                   -------          -------           -------               -------
 Net Investment Loss........         (.099)           (.311)            (.096)                (.045)
 Net Realized and Unrealized
   Gain.....................        (5.237)           6.681             4.853                 3.740
                                   -------          -------           -------               -------
Total from Investment
 Operations.................        (5.336)           6.370             4.757                 3.695
                                   -------          -------           -------               -------
Less:
 Distributions from and in
   Excess of Net Realized
   Gain.....................           -0-             .990              .353                   -0-
 Return of Capital
   Distribution.............           -0-              -0-              .306                   -0-
                                   -------          -------           -------               -------
Total Distributions.........           -0-             .990              .659                   -0-
                                   -------          -------           -------               -------
Net Asset Value, End of
 the Period.................       $17.837          $23.173           $17.793               $13.695
                                   =======          =======           =======               =======
Total Return* (b)...........       (23.00%)**        37.56%            35.32%                37.00%**
Net Assets at End of the
 Period (In millions).......                $6.8       $9.2                   $8.3                      $.1
Ratio of Expenses to Average
 Net Assets*................         2.38%            2.05%             2.07%                 1.46%
Ratio of Net Investment
 Income to Average Net
 Assets*....................        (1.88%)          (1.39%)            (.57%)                (.74%)
Portfolio Turnover..........           16%**           125%              139%                   94%**
* If certain fees had not
  been assumed by Van
  Kampen, Total Return would
  have been lower and the
  ratios would have been as
  follows:
Ratio of Expenses to Average
 Net Assets.................         2.51%            2.34%             3.04%                15.70%
Ratio of Net Investment
 Income to Average Net
 Assets.....................        (2.01%)          (1.68%)           (1.55%)              (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of growth companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March
31. As a result, this financial report reflects the three month period commencing on July 1, 1998, and ending on September 30, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has agreed to reimburse Van Kampen Funds Inc. or its affiliates ("collectively Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At September 30, 1998, for federal income tax purposes the cost of long- and short-term investments is $110,082,060, the aggregate gross unrealized appreciation is $19,929,210 and the aggregate gross unrealized depreciation is $13,790,424, resulting in net unrealized appreciation on long- and short-term investments of $6,138,786.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the year ended June 30, 1998 have been identified and appropriately reclassified. A permanent difference related to net operating loss which may be used as an offset against short-term gains for tax purposes totalling $1,414,654 has been reclassified from accumulated net investment loss to accumulated net realized gain.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................    .75 of 1%
Next $500 million.......................................    .70 of 1%
Over $1 billion.........................................    .65 of 1%

    For the three months ended September 30, 1998 and the year ended June 30, 1998, the Adviser voluntarily waived approximately $42,000 and $386,000, respectively, of its investment advisory fees. Van Kampen agreed to waive fees or reimburse certain expenses through June 30, 1998 to the extent necessary so that the net expense based upon Average Net Assets would not exceed 1.30%, 2.05% and 2.05% for Classes A, B and C shares, respectively. This agreement was voluntarily continued through July 31, 1998 and was discontinued on August 1, 1998.

    For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $1,200 and $3,000, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $28,600 and $50,100, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $123,000 and $412,300, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At September 30, 1998, Van Kampen owned 7,000 shares of Class A and 1,500 shares each of Classes B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At September 30, 1998, capital aggregated $45,329,905, $57,314,713, and
$6,033,750 for Classes A, B, and C, respectively. For the three months ended September 30, 1998, transactions were as follows:

                                                SHARES           VALUE
-------------------------------------------------------------------------
Sales:
  Class A....................................   193,278       $ 3,970,340
  Class B....................................   136,960         2,787,849
  Class C....................................    13,611           263,369
                                               --------       -----------
Total Sales..................................   343,849       $ 7,021,558
                                               ========       ===========
Dividend Reinvestment:
  Class A....................................       -0-       $       -0-
  Class B....................................       -0-               -0-
  Class C....................................       -0-               -0-
                                               --------       -----------
Total Dividend Reinvestment..................       -0-       $       -0-
                                               ========       ===========
Repurchases:
  Class A....................................  (233,191)      $(4,782,550)
  Class B....................................  (220,606)       (4,398,925)
  Class C....................................   (32,974)         (687,535)
                                               --------       -----------
Total Repurchases............................  (486,771)      $(9,869,010)
                                               ========       ===========

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $46,142,115, $58,925,789, and
$6,457,916 for Classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                               SHARES            VALUE
--------------------------------------------------------------------------
Sales:
  Class A..................................     703,177       $ 14,445,936
  Class B..................................     623,694         12,750,067
  Class C..................................      63,730          1,280,430
                                             ----------       ------------
Total Sales................................   1,390,601       $ 28,476,433
                                             ==========       ============
Dividend Reinvestment:
  Class A..................................     141,978       $  2,548,516
  Class B..................................     166,305          2,960,278
  Class C..................................      17,807            316,960
                                             ----------       ------------
Total Dividend Reinvestment................     326,090       $  5,825,754
                                             ==========       ============
Repurchases:
  Class A..................................  (1,052,014)      $(21,445,447)
  Class B..................................    (440,708)        (9,047,981)
  Class C..................................    (147,921)        (2,969,241)
                                             ----------       ------------
Total Repurchases..........................  (1,640,643)      $(33,462,669)
                                             ==========       ============

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $50,593,110, $52,263,425, and
$7,829,767 for Classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                              SHARES            VALUE
-------------------------------------------------------------------------
Sales:
  Class A.................................   3,381,843       $ 57,414,786
  Class B.................................   3,282,280         55,512,272
  Class C.................................     548,147          9,279,699
                                            ----------       ------------
Total Sales...............................   7,212,270       $122,206,757
                                            ==========       ============
Dividend Reinvestment:
  Class A.................................         132       $      2,031
  Class B.................................         -0-                -0-
  Class C.................................         -0-                -0-
                                            ----------       ------------
Total Dividend Reinvestment...............         132       $      2,031
                                            ==========       ============
Repurchases:
  Class A.................................    (419,798)      $ (6,901,267)
  Class B.................................    (197,416)        (3,284,564)
  Class C.................................     (89,792)        (1,510,529)
                                            ----------       ------------
Total Repurchases.........................    (707,006)      $(11,696,360)
                                            ==========       ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                            CONTINGENT
                                                             DEFERRED
                                                           SALES CHARGE
              YEAR OF REDEMPTION                      CLASS B         CLASS C
-----------------------------------------------------------------------------
First..........................................         5.00%           1.00%
Second.........................................         4.00%            None
Third..........................................         3.00%            None
Fourth.........................................         2.50%            None
Fifth..........................................         1.50%            None
Sixth and thereafter...........................          None            None

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the three months ended September 30, 1998 and the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $8,000 and $38,700, respectively and CDSC on the redeemed shares of Classes B and C of approximately $72,100 and $191,300, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the three months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $19,364,277 and $28,541,740, respectively. For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investment excluding short-term investments, were $167,989,019 and $160,998,244, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    The Fund did not enter into any futures transactions for the three months ended September 30, 1998.

                         September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended June 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at June 30, 1997................................        15
Futures Opened..............................................       -0-
Futures Closed..............................................       (15)
                                                                    --
Outstanding at June 30, 1998................................       -0-
                                                                    --

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the three months ended September 30, 1998 and the year ended June 30, 1998, are payments retained by Van Kampen of approximately $151,300 and $568,400, respectively.

7. YEAR 2000 COMPLIANCE

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                             VAN KAMPEN GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
  Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                             VAN KAMPEN GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                                   VAN KAMPEN
                                 GREAT AMERICAN
                                 COMPANIES FUND

                               Semiannual Report
                               September 30, 1998

                                   Van Kampen
                                     Funds

                  Table of Contents

Letter to Shareholders                      1
Portfolio Management Review                 3
Portfolio of Investments                    6
Statement of Assets and Liabilities         9
Statement of Operations                    10
Statement of Changes in Net Assets         11
Financial Highlights                       12
Notes to Financial Statements              15



GAC SAR 11/98

On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from June 30 to March 31. As a result, this semiannual report reflects the 3-month period commencing on July 1, 1998, and ending on September 30, 1998.


Letter to Shareholders

October 20, 1998

Dear Shareholder,
         These continue to be dramatic and highly unusual times for global financial markets. Despite a severe crisis of confidence in many emerging economies, the United States has been relatively unscathed by the turmoil. However, volatility increased in the U.S. equity market as the Asian crisis spread to Russia and Latin America during the reporting period. Fixed-income investors were not entirely unaffected, as volatility forced yield spreads to widen between Treasuries and high-yield securities, corporate bonds, and mortgage-backed securities.
         We expect that volatility will remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals and to view daily fluctuations as relatively minor in the larger picture. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

Economic Overview
         Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.
         Psychological factors played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans suddenly have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
         Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.4 percent during the 12 months through September, while wholesale prices actually fell during the same period.

Market Overview
         After a steady eight-year climb, the U.S. equity market dropped sharply during the third quarter. From its peak on July 17, the S&P 500-Stock Index fell
19.3 percent through August 31 before beginning a modest rally. For the three months through September, the Dow Jones Industrial Average slid 12.4 percent, the index's worst performance since 1990. Small-capitalization stocks were even harder hit, with the Russell 2000-Stock Index falling 20.5 percent during the quarter.

         Several factors combined to produce the abrupt sell-off in U.S. stocks. First, the collapse of the Russian ruble upset the market for emerging market securities and financial concerns spread to Latin America, a major U.S. export market. Also, the continuing lack of progress at resolving a severe banking crisis in Japan stalled prospects for an economic recovery in many Asian nations. Finally, the near certainty of an economic slowdown in the United States caused investors to worry about corporate profits.
         Despite the broad-based nature of the decline, defensive sectors such as tobacco, drugs, electric utilities, and food companies each posted positive returns during the quarter. Conversely, cyclical industries like clothing, securities brokers, and heavy machinery posted large losses. Concerns about the possible impact of the equity market's roughly $2 trillion decline on consumer spending likely played a role in the Fed's recent decision to cut interest rates.

Outlook
         As we've noted, the stock market had enjoyed an eight-year advance until the decline from the peak in July. Whether market historians will declare this period to have been a bear market or correction is not clear. Semantics aside, our focus remains on managing through this volatile market and keeping focused on our longer-term investment goals.
         It is our view that the decline will turn out to be relatively mild by historical standards. While conditions in the global economy remain highly uncertain, the domestic backdrop includes such favorable factors as a bias toward a more liberal monetary policy, benign inflation, and low bond yields. We believe that in this environment it is unlikely that stocks will enter a severe decline from current levels.
         We caution that volatile conditions are likely to linger. Sectors of the market that had become the most highly valued have yet to fall in concert with broader indices. Often, declines don't end until those stocks that had been the leaders of the previous uptrend encounter profit-taking as well. Accordingly, we believe that the next bull phase will be set to begin when market leadership becomes more equally balanced across all capitalization and style sectors.
         Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,



/s/ Don G. Powell                           /s/ Dennis J. McDonnell
Don G. Powell                               Dennis J. McDonnell
Chairman                                    President
Van Kampen Investment Advisory Corp.        Van Kampen Investment Advisory Corp.

                          PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

We recently spoke to the management team of the Van Kampen Great American Companies Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Jeff D. New, portfolio manager; Michael Davis, portfolio comanager; and Stephen L. Boyd, chief investment officer for equity investments. The Fund's fiscal year end was recently changed from June 30 to March 31. Going forward, your semiannual reports will be dated September 30, and your annual reports will be dated March 31. The following interview discusses the Fund's performance during the three-month period since your last report, from June 30, 1998, to September 30, 1998.

Q HOW WOULD YOU CHARACTERIZE THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE REPORTING PERIOD?

A The U.S. stock market was exceptionally volatile during the three-month reporting period. On July 17 the Dow Jones Industrial Average reached a record high, reflecting investors' confidence in the economy. Trouble was on the horizon, however, as significantly deteriorating economic conditions in Asia, Russia, and Latin America led to fears that U.S. corporate earnings would be negatively affected by companies' exposure to international markets. By August 31 the Dow had fallen 19 percent from its high.
         With inflation in check and growth slowing but still healthy, the U.S. economy remained fundamentally sound. Investors recognized this fact and returned to the stock market, making up some of the losses incurred during the previous weeks. The Dow nevertheless lost 12 percent during the three-month reporting period. As has been true for the past several years, large capitalization stocks continued to outperform smaller capitalization stocks, reflecting investors' current preference for established companies with more stable earnings prospects.

Q GIVEN THIS MARKET CLIMATE, HOW DID YOU MANAGE THE FUND TO ACHIEVE ITS
OBJECTIVE?

A The Fund invests primarily in established U.S. companies that have been market leaders in their respective fields. We believe these companies will be able to sustain their position and produce superior performance over time. Although quality is a primary consideration, we also evaluate potential holdings for attractive valuations relative to their growth rates. In this volatile market environment, we are maintaining our investment strategy because we believe it is especially important to have a consistent discipline in changing market conditions.

Q WHICH STOCKS HELPED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

A Besides the utility sector, which often does well when investors are concerned with the overall economic environment, all other sectors in the Fund declined during the period. As a result, the Fund's success stories tended to be on a stock-by-stock basis.

One of the Fund's top performers was utility company SBC Communications, whose stock price increased 11 percent during the reporting period. In the technology area, EMC Corp., a leader in data storage products, gained 28 percent. Other positive performers for the Fund included Schering Plough (pharmaceutical and health care products) and Cox Communications (media and communications company).
         As mentioned in our last report, we have been optimistic about Philip Morris, which had not performed well earlier in the year because of ongoing litigation involving the entire tobacco industry. We held onto the stock because the company's fundamentals were still strong and the price was extremely attractive. Our patience was rewarded during the reporting period, as Philip Morris gained 17 percent. The gain was due to several factors: a low valuation, the company's attractiveness to investors seeking a more defensive posture, and less pessimism about the company's potential legal liability. Of course, not all stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future.

Q WHAT STOCKS WORKED AGAINST THE FUND?

A Financial stocks generally performed poorly during the reporting period, as investors became concerned about weakening worldwide economies and deteriorating credit quality. During the past three months, some of the Fund's disappointments in the financial sector included BankBoston, Chase Manhattan, Travelers, and MGIC Investment Corp. Because we share some of the concerns over financial companies, we have reduced our weighting in this sector. Retail companies in general also had a difficult quarter, due to investor concerns about how recent stock market losses would affect consumers' buying power and disposable income. One retail company that performed poorly for the Fund was TJX Companies, which declined 26 percent during the reporting period. Despite its decline, we maintained our position in TJX because we believe the company's fundamentals remain strong and that its valuation is still attractive.
          The Fund also owned Healthsouth (health care rehabilitation services), whose stock price suffered a severe decline of 61 percent. This decline resulted partly from increased pricing pressure from HMOs, one of the firm's major customer groups. Despite its poor recent performance, we have maintained our holding in Healthsouth. The company's earnings growth expectations have moderated but are still well above the industry average, and the stock appears very attractively valued.

Q HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A Overall, the Fund had a total return of -14.38 percent (Class A shares at net asset value) for the three months ended September 30, 1998. By comparison, the Standard & Poor's 500-Stock Index returned -9.9 percent, and the Lipper Growth Fund Index, which more closely resembles the Fund, returned -11.4 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds. Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices.

Q WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A While the U.S. economy is currently still growing and experiencing low inflation, we don't believe the full impact of Asian, Russian, and Latin American economic difficulties has been felt yet on U.S. companies. As domestic firms begin to report their third quarter 1998 earnings, we expect to see more evidence that companies have been negatively affected by economic weakness abroad. In the near term, this will likely result in continued volatility for the stock market and the Fund. Over the long term, we expect that investors will continue to seek companies with strong fundamentals, consistent track records, promising growth prospects, and attractive valuations.


/s/ Jeff D. New     /s/ Michael Davis         /s/ Stephen L. Boyd
Jeff D. New         Michael Davis             Stephen L. Boyd
Portfolio Manager   Portfolio Comanager       Chief Investment Officer
                                              Equity Investments

VAN KAMPEN GREAT AMERICAN COMPANIES FUND

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998 (UNAUDITED)


DESCRIPTION                                               SHARES    MARKET VALUE
Common Stocks 93.4%
Consumer Distribution 11.3%
Dayton Hudson Corp.                                          400        $ 14,300
Kroger Co. (a)                                               400          20,000
Lear Corp. (a)                                               500          21,875
Lowe's Cos., Inc.                                            800          25,450
Pacific Sunwear of California, Inc. (a)                      750          16,688
Ross Stores, Inc.                                            500          14,313
Safeway, Inc. (a)                                            500          23,187
TJX Cos., Inc.                                             1,000          17,812
Wal-Mart Stores, Inc.                                        500          27,312
                                                                        --------
                                                                         180,937
                                                                        --------

Consumer Durables 1.8%
Ford Motor Co.                                               600          28,163
                                                                        --------

Consumer Non-Durables 4.6%
Colgate-Palmolive Co.                                        400          27,400
Dial Corp.                                                   700          14,437
Philip Morris Cos., Inc.                                     700          32,244
                                                                        --------
                                                                          74,081
                                                                        --------

Consumer Services 14.0%
Brinker International, Inc. (a)                            1,000          18,750
CBS Corp.                                                    900          21,825
Chancellor Media Corp., Class A (a)                          800          26,700
CKE Restaurants, Inc.                                        600          17,850
Cox Communications, Inc., Class A (a)                        900          49,162
Omnicom Group, Inc.                                          800          36,000
TCI Ventures Group, Series A (a)                           1,000          17,938
Time Warner, Inc.                                            400          35,025
                                                                        --------
                                                                         223,250
                                                                        --------

                                               See Notes to Financial Statements

[CAPTION]
                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 1998 (UNAUDITED)
DESCRIPTION                                               SHARES    MARKET VALUE
[S]                                                       [C]           [C]
Energy 2.0%
Enron Corp.                                                   600       $ 31,687
                                                                        --------

Finance 12.2%
Allstate Corp.                                                600         25,013
American General Corp.                                        400         25,550
Associates First Capital Corp., Class A                       157         10,244
Chase Manhattan Corp.                                         200          8,650
Conseco, Inc.                                                 500         15,281
Federal National Mortgage Assn                                600         38,550
Household International, Inc.                                 450         16,875
MGIC Investment Corp.                                         200          7,375
Star Banc Corp.                                               100          6,613
Travelers Group, Inc.                                         250          9,375
U.S. Bancorp                                                  450         16,003
Washington Mutual, Inc.                                       450         15,188
                                                                        --------
                                                                         194,717
                                                                        --------

Healthcare 17.4%
Abbott Laboratories, Inc.                                     600         26,063
American Home Products Corp.                                  550         28,806
Amgen, Inc. (a)                                               300         22,669
Baxter International, Inc.                                    450         26,775
Becton, Dickinson & Co.                                       740         30,432
Bristol-Myers Squibb Co.                                      300         31,162
Guidant Corp.                                                 200         14,850
Healthsouth Corp. (a)                                       1,600         16,900
Pfizer, Inc.                                                  100         10,594
Schering Plough Corp.                                         300         31,069
Tenet Healthcare Corp. (a)                                    700         20,125
Total Renal Care Holdings, Inc. (a)                           800         19,200
                                                                        --------
                                                                         278,645
                                                                        --------


                                               See Notes to Financial Statements

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

                         SEPTEMBER 30, 1998 (UNAUDITED)


DESCRIPTION                                               SHARES    MARKET VALUE
Producer Manufacturing 5.8%
Republic Services, Inc., Class A (a)                       1,000      $   19,500
Tyco International, Ltd.                                     350          19,337
United Technologies Corp.                                    200          15,288
Waste Management, Inc.                                       800          38,450
                                                                        --------
                                                                          92,575
                                                                        --------

Technology 20.9%
America Online, Inc. (a)                                     330          36,712
Ascend Communications, Inc. (a)                              500          22,750
BMC Software, Inc. (a)                                       600          36,037
Cisco Systems, Inc. (a)                                      450          27,816
Citrix Systems, Inc. (a)                                     300          21,300
Compaq Computer Corp.                                        500          15,813
Computer Associates Intl, Inc.                               400          14,800
Computer Sciences Corp. (a)                                  640          34,880
Compuware Corp. (a)                                          400          23,550
EMC Corp. (a)                                                500          28,594
Microsoft Corp. (a)                                          200          22,013
Networks Associates, Inc. (a)                                700          24,850
Sterling Software, Inc. (a)                                  900          24,806
                                                                        --------
                                                                         333,921
                                                                        --------

Utilities 3.4%
AT & T Corp.                                                 300          17,531
Duke Energy Corp.                                            300          19,856
SBC Communications, Inc.                                     400          17,775
                                                                        --------
                                                                          55,162
                                                                        --------

Total Investments 93.4%
   (Cost $1,390,894)                                                   1,493,138
Other Assets in Excess of Liabilities 6.6%                               105,158
                                                                      ----------
Net Assets 100%                                                       $1,598,296
                                                                      ==========

(a) Non-income producing security as this stock does not currently declare dividends.

                                               See Notes to Financial Statements

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                         September 30, 1998 (Unaudited)
ASSETS:

Total Investments (Cost $1,390,894)                                                                  $ 1,493,138
Cash                                                                                                     111,099
Receivables:
         Investments Sold                                                                                 25,427
         Dividends                                                                                         1,165
Unamortized Organizational Costs                                                                          18,090
Other                                                                                                         87
                                                                                                     -----------


         Total Assets                                                                                  1,649,006
                                                                                                     -----------

LIABILITIES:

Trustees' Deferred Compensation and Retirement Plans                                                      32,216
Payable for Investments Purchased                                                                         12,638
Accrued Expenses                                                                                           5,856
                                                                                                     -----------

         Total Liabilities                                                                                50,710
                                                                                                     -----------

NET ASSETS                                                                                           $ 1,598,296
                                                                                                     ===========

NET ASSETS CONSIST OF:
Capital                                                                                              $ 1,390,846
Net Unrealized Appreciation                                                                              102,244
Accumulated Net Realized Gain                                                                            128,231
Accumulated Net Investment Loss                                                                          (23,025)
                                                                                                     -----------

NET ASSETS                                                                                           $ 1,598,296
                                                                                                     ===========

MAXIMUM OFFERING PRICE PER SHARE:
         Class A Shares:
         Net asset value and redemption price per share (Based on net assets of
         $1,393,698 and 100,925 shares of beneficial interest issued and outstanding)                $     13.81
         Maximum sales charge (5.75%* of offering price)                                                    0.84
                                                                                                     -----------

         Maximum offering price to public                                                            $     14.65
                                                                                                     ===========
         Class B Shares:
         Net asset value and offering price per share (Based on net assets of
         $102,294 and 7,407 shares of beneficial interest issued and
         outstanding)                                                                                $     13.81
                                                                                                     ===========
         Class C Shares:
         Net asset value and offering price per share (Based on net assets of
         $102,304 and 7,407 shares of beneficial interest issued and
         outstanding)                                                                                $     13.81
                                                                                                     ===========
         * On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements


                                       9

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

                            STATEMENT OF OPERATIONS
               For the Three Months Ended September 30, 1998, and
                    the Year Ended June 30, 1998 (Unaudited)
                                                                             Three Months Ended         Year Ended
                                                                             September 30, 1998      June 30, 1998
INVESTMENT INCOME:
         Dividends                                                                    $   3,272          $  16,979
                                                                                      ---------          ---------

EXPENSES:

         Accounting                                                                      15,725             28,709
         Shareholder Reports                                                              9,000             25,938
         Trustees' Fees and Expenses                                                      6,026              9,477
         Legal                                                                            5,781              9,020
         Audit                                                                            4,600             11,992
         Shareholder Services                                                             3,907             15,259
         Trustees' Retirement Plan                                                        3,533              5,572
         Investment Advisory Fee                                                          3,081             11,450
         Custody                                                                          2,329              7,307
         Amortization of Organizational Costs                                             2,016              7,997
         Registration and Filing Fees                                                     1,383              2,731
         Other                                                                              124              1,891
                                                                                      ---------          ---------

         Total Expenses                                                                  57,505            137,343
         Less: Fees Waived and Expenses Reimbursed ($3,081 and $47,489,                  50,570            112,756
                  respectively, for the three months ended 9/30/98 and $11,450 and $101,306, respectively, for the year ended 6/30/98)
         Credits Earned on Cash Balances                                                  1,448              4,169
                                                                                      ---------          ---------

         Net Expenses                                                                     5,487             20,418
                                                                                      ---------          ---------

NET INVESTMENT LOSS                                                                   $  (2,215)         $  (3,439)
                                                                                      =========          =========

REALIZED AND UNREALIZED GAIN/LOSS:

         Net Realized Gain/Loss                                                       $ (67,264)         $ 320,602
                                                                                      ---------          ---------

         Unrealized Appreciation/Depreciation:
         Beginning of the Period                                                        301,129            198,127

         End of the Period                                                              102,244            301,129
                                                                                      ---------          ---------

         Net Unrealized Appreciation/Depreciation During the Period                    (198,885)           103,002
                                                                                      ---------          ---------

NET REALIZED AND UNREALIZED GAIN/LOSS                                                 $(266,149)         $ 423,604
                                                                                      =========          =========

NET INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS                                   $(268,364)         $ 420,165
                                                                                      =========          =========


                                               See Notes to Financial Statements

                                       10

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

  STATEMENT OF CHANGES IN NET ASSETS For the Three Months Ended September 30,
          1998, and the Years Ended June 30, 1998 and 1997 (Unaudited)

                                                               Three Months Ended          Year Ended          Year Ended
                                                               September 30, 1998       June 30, 1998       June 30, 1997
FROM INVESTMENT ACTIVITIES:

Operations:
Net Investment Loss                                                   $    (2,215)        $    (3,439)        $      (369)
Net Realized Gain/Loss                                                    (67,264)            320,602              56,138
Net Unrealized Appreciation/Depreciation During the Period               (198,885)            103,002             176,652
                                                                      -----------         -----------         -----------

Change in Net Assets from Operations                                     (268,364)            420,165             232,421
                                                                      -----------         -----------         -----------

Distributions from and in Excess of Net Investment Income:

         Class A Shares                                                         0             (12,532)               (133)
         Class B Shares                                                         0                (920)               (123)
         Class C Shares                                                         0                (920)               (123)
                                                                      -----------         -----------         -----------

                                                                                0             (14,372)               (379)
                                                                      -----------         -----------         -----------

Distributions from Net Realized Gain:

         Class A Shares                                                         0            (154,061)             (6,296)
         Class B Shares                                                         0             (11,306)             (5,847)
         Class C Shares                                                         0             (11,306)             (5,847)
                                                                      -----------         -----------         -----------

                                                                                0            (176,673)            (17,990)
                                                                      -----------         -----------         -----------

Total Distributions                                                             0            (191,045)            (18,369)
                                                                      -----------         -----------         -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                      (268,364)            229,120             214,052
                                                                      -----------         -----------         -----------

FROM CAPITAL TRANSACTIONS:

Net Asset Value of Shares Issued Through
     Dividend Reinvestment                                                      0             191,045                   0
Cost of Shares Repurchased                                                      0              (5,023)          1,005,024
                                                                      -----------         -----------         -----------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                              0             186,022           1,005,024
                                                                      -----------         -----------         -----------

TOTAL INCREASE/DECREASE IN NET ASSETS                                    (268,364)            415,142           1,219,076

NET ASSETS:
Beginning of the Period                                                 1,866,660           1,451,518             232,442
                                                                      -----------         -----------         -----------

End of the Period (Including accumulated net investment
     loss of $23,025, $20,810 and $2,999, respectively)               $ 1,598,296         $ 1,866,660         $ 1,451,518
                                                                      ===========         ===========         ===========



                                               See Notes to Financial Statements

                                       11

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

                              FINANCIAL HIGHLIGHTS
       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
                                                                                                             December 27, 1995
                                                                                                                 (Commencement
                                                                                                                 of Investment
                                                             Three Months Ended          Year Ended June 30,    Operations) to
Class A Shares                                               September 30, 1998            1998            1997  June 30, 1996
Net Asset Value, Beginning of the Period                         $       16.128   $       14.235 $       11.622    $    10.000
                                                                 --------------   -------------- --------------    -----------


Net Investment Income/Loss                                               (0.019)          (0.009)        (0.003)         0.019
Net Realized and Unrealized Gain                                         (2.300)           3.784          3.535          1.603
                                                                 --------------   -------------- --------------    -----------

Total from Investment Operations                                         (2.319)           3.775          3.532          1.622
                                                                 --------------   -------------- --------------    -----------

Less:
Distributions from and in Excess of
  Net Investment Income                                                      --            0.142          0.019             --
Distributions from Net Realized Gain                                         --            1.740          0.900             --
                                                                 --------------   -------------- --------------    -----------

Total Distributions                                                          --            1.882          0.919             --
                                                                 --------------   -------------- --------------    -----------

Net Asset Value, End of the Period                               $       13.809   $       16.128 $       14.235    $    11.622
                                                                 ==============   ============== ==============    ===========


Total Return * (a)                                                      (14.38%)**        29.08%         32.29%       16.10%**

Net Assets at End of the Period (In thousands)                   $      1,393.7   $      1,627.7 $      1,260.8    $      81.4

Ratio of Expenses to Average Net Assets* (b)                              1.58%            1.51%          1.59%          1.37%

Ratio of Net Investment Income/Loss to Average
  Net Assets*                                                            (0.50%)          (0.21%)        (0.08%)         0.33%

Portfolio Turnover                                                          21%**           150%           100%             48%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)                              13.10%            8.41%         17.82%          18.46%

Ratio of Net Investment Income/Loss to Average Net Assets               (12.02%)          (7.11%)       (16.31%)        (16.76%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .33% for the three months ended
September 30, 1998 and .26%, .34% and .13% for the years ended, June 30, 1998,
1997 and 1996, respectively.


                                               See Notes to Financial Statements

                                       12

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

                        FINANCIAL HIGHLIGHTS (Continued)
       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

                                                                                                           December 27, 1995
                                                                                                               (Commencement
                                                                                                               of Investment
                                                         Three Months Ended           Year Ended June 30,     Operations) to
Class B Shares                                           September 30, 1998             1998           1997    June 30, 1996
Net Asset Value, Beginning of the Period                       $     16.129     $     14.237   $     11.622      $    10.000
                                                               ------------     ------------   ------------      -----------
Net Investment Income/Loss                                           (0.019)          (0.004)        (0.007)           0.019
Net Realized and Unrealized Gain                                     (2.300)           3.778          3.541            1.603
                                                               ------------     ------------   ------------      -----------

Total from Investment Operations                                     (2.319)           3.774          3.534            1.622
                                                               ------------     ------------   ------------      -----------

Less:
Distributions from and in Excess of Net Investment Income                --            0.142          0.019               --
Distributions from Net Realized Gain                                     --            1.740          0.900               --
                                                               ------------     ------------   ------------      -----------

Total Distributions                                                      --            1.882          0.919               --
                                                               ------------     ------------   ------------      -----------

Net Asset Value, End of the Period                             $     13.810     $     16.129   $     14.237     $     11.622
                                                               ============     ============   ============     ============


Total Return * (a)                                                  (14.38%)**        29.08%         32.29%        16.10%**

Net Assets at End of the Period (In thousands)                 $     102.3      $     119.5    $      92.5      $      75.5

Ratio of Expenses to Average Net Assets* (b)                          1.58%            1.51%          1.59%           1.37%

Ratio of Net Investment Income/Loss to Average Net Assets*           (0.50%)          (0.21%)        (0.05%)          0.33%

Portfolio Turnover                                                      21%**           150%           100%             48%**

*Ifcertain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)                          13.10%            8.41%         17.82%         18.46%

Ratio of Net Investment Income/Loss to Average Net Assets           (12.02%)          (7.11%)       (16.28%)       (16.76%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .33% for the three months ended
September 30, 1998 and .26%, .34% and .13% for the years ended, June 30, 1998,
1997 and 1996, respectively.

                                               See Notes to Financial Statements


                                       13

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

FINANCIAL HIGHLIGHTS (Continued)
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
                                                                                                           December 27, 1995
                                                                                                               (Commencement
                                                                                                               of Investment
                                                         Three Months Ended          Year Ended June 30,      Operations) to
Class C Shares                                           September 30, 1998              1998            1997  June 30, 1996
Net Asset Value, Beginning of the Period                       $     16.131      $     14.237    $     11.622    $    10.000
                                                               ------------      ------------    ------------    -----------

Net Investment Income/Loss                                           (0.019)           (0.008)         (0.007)         0.019
Net Realized and Unrealized Gain                                     (2.300)            3.784           3.541          1.603
                                                               ------------      ------------    ------------    -----------

Total from Investment Operations                                     (2.319)            3.776           3.534          1.622
                                                               ------------      ------------    ------------    -----------

Less:
Distributions from and in Excess of Net Investment Income                --             0.142           0.019             --
Distributions from Net Realized Gain                                     --             1.740           0.900             --
                                                               ------------      ------------    ------------    -----------

Total Distributions                                                      --             1.882           0.919             --
                                                               ------------      ------------    ------------    -----------

Net Asset Value, End of the Period                             $     13.812      $     16.131    $     14.237    $    11.622
                                                               ============      ============    ============    ===========


Total Return * (a)                                                  (14.38%)**         29.08%          32.29%         16.10%**

Net Assets at End of the Period (In thousands)                 $     102.3       $     119.5     $      98.2     $     75.5

Ratio of Expenses to Average Net Assets* (b)                          1.58%             1.51%           1.59%          1.37%

Ratio of Net Investment Income/Loss to Average
  Net Assets*                                                        (0.50%)           (0.21%)         (0.05%)         0.33%

Portfolio Turnover                                                      21%**            150%            100%            48%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)                          13.10%             8.41%          17.82%         18.46%

Ratio of Net Investment Income/Loss to Average Net Assets           (12.02%)           (7.11%)        (16.28%)       (16.76%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .33% for the three months ended
September 30, 1998 and .26%, .34% and .13% for the years ended, June 30, 1998,
1997 and 1996, respectively.

                                               See Notes to Financial Statements


                                       14

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND
                         Notes to Financial Statements
                         September 30, 1998 (Unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Great American Companies Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing principally in common stocks and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares. In July 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the three month period commencing on July 1, 1998, and ending on September 30, 1998.
         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
         The fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.


C. INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.


D. ORGANIZATIONAL COSTS - The Fund will reimburse Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight-line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.


E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of wash sales.
         At September 30, 1998, for federal income tax purposes, cost of long-term investments is $1,391,869; the aggregate gross unrealized appreciation is $228,201 and the aggregate gross unrealized depreciation is $126,932, resulting in net unrealized appreciation on long- and short-term investments of $101,269.


F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purpose may include short-term capital gains which are included in ordinary income for tax purposes.


G. EXPENSE REDUCTIONS - During the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund's custody fee was reduced by $1,448 and $4,169, respectively as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS with Affiliates Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS        % PER ANNUM
  First $500 million        .70 of 1%
  Next $500 million         .65 of 1%
  Over $1 billion           .60 of 1%


         For the three months ended September 30, 1998 and the year ended June 30, 1998 the Adviser voluntarily capped the expenses of the Fund at 1.25% of average net assets. As such, the Adviser waived $3,081 and $11,450, respectively, of its investment advisory fees and assumed $47,489 and $101,306, respectively, of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
         For the three months ended September 30, 1998, and the year ended June 30, 1998, the Fund recognized expenses of approximately $100 and $500, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund of which a trustee of the Fund is an affiliated person. All of this cost has been assumed by Van Kampen.
         For the three months ended September 30, 1998, and the year ended
June 30, 1998, the Fund incurred expenses of approximately $21,400 and $37,300, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund. All of this cost has been assumed by Van Kampen.
         Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $3,800 and $15,000, respectively. All of this cost has been assumed by Van Kampen. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
         Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
         The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. At September 30, 1998, Van Kampen owned all shares of Classes A, B and C, respectively.


3.  CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

At September 30, 1998, capital aggregated $1,236,456, $77,195 and $77,195 for Classes A, B and C, respectively. For the three months ended September 30, 1998 there were no capital transactions in the Fund.

At June 30, 1998, capital aggregated $1,236,456, $77,195 and $77,195 for
Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:


                                    SHARES            VALUE
Dividend Reinvestment:
Class A                             12,359         $166,593
Class B                                907           12,226
Class C                                907           12,226

Total Dividend Reinvestment         14,173         $191,045
Cost of Shares Repurchased:
Class C                               (398)         $(5,023)

         At June 30, 1997, capital aggregated $1,069,863, $64,969 and $69,992 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                    SHARES            VALUE
Sales:
Class A                             81,566       $1,000,000
Class B                                  0                0
Class C                                398            5,024
Total Dividend Reinvestment         81,964       $1,005,024

Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                   CONTINGENT DEFERRED
                                   SALES CHARGE VALUE
YEAR OF REDEMPTION          CLASS B SHARES     CLASS C SHARES
First                                5.00%              1.00%
Second                               4.00%               None
Third                                3.00%               None
Fourth                               2.50%               None
Fifth                                1.50%               None
Sixth and Thereafter                  None               None

4.  INVESTMENT TRANSACTIONS
For the three months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $340,789 and $368,639, respectively. For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $2,298,298 and $2,282,313, respectively.

5.  DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
         The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets. No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

YEAR 2000 COMPLIANCE
Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

Van Kampen Great American Companies Fund
Board of Trustees
J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Don G. Powell*
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman
Paul G. Yovovich

Officers

Dennis J. McDonnell*
    President

Ronald A. Nyberg*
    Vice President and Secretary

John L. Sullivan*
    Vice President, Treasurer and Chief
    Financial Officer

Curtis W. Morell*
    Vice President and Chief Accounting Officer

Tanya M. Loden*
    Controller

Peter W. Hegel*
Paul R. Wolkenberg*
Edward C. Wood, III*
     Vice Presidents

Investment Adviser
Van Kampen
Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

Distributor

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

Van Kampen Funds Inc., 1998 All Rights Reserved.

SM denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                                   VAN KAMPEN
                                 PROSPECTOR FUND


                                Semiannual Report
                               September 30, 1998


                                   VAN KAMPEN
                                      FUNDS

                                Table of Contents

Letter to Shareholders...........................................     1
Portfolio Management Review......................................     3
Portfolio of Investments.........................................     6
Statement of Assets and Liabilities..............................     9
Statement of Operations..........................................    10
Statement of Changes in Net Assets...............................    11
Financial Highlights.............................................    12
Notes to Financial Statements....................................    15

PRS SAR 11/98

         On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the 3-month transition period commencing on July 1, 1998 and ending on September 30, 1998.

                             Letter to Shareholders

October 20, 1998

Dear Shareholder,
         These continue to be dramatic and highly unusual times for global financial markets. Despite a severe crisis of confidence in many emerging economies, the United States has been relatively unscathed by the turmoil. However, volatility increased in the U.S. equity market as the Asian crisis spread to Russia and Latin America during the reporting period. Fixed-income investors were not entirely unaffected, as volatility forced yield spreads to widen between Treasuries and high-yield securities, corporate bonds, and mortgage-backed securities.
         We expect that volatility will remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals and to view daily fluctuations as relatively minor in the larger picture. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

Economic Overview
         Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.
         Psychological factors played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans suddenly have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
         Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.4 percent during the 12 months through September, while wholesale prices actually fell during the same period.

Market Overview
         After a steady eight-year climb, the U.S. equity market dropped sharply during the third quarter. From its peak on July 17, the S&P 500-Stock Index fell
19.3 percent through August 31 before beginning a modest rally. For the three months through September, the Dow Jones Industrial Average slid 12.4 percent, the index's worst performance since 1990. Small-capitalization stocks were even harder hit, with the Russell 2000-Stock Index falling 20.5 percent during the quarter.

         Several factors combined to produce the abrupt sell-off in U.S. stocks. First, the collapse of the Russian ruble upset the market for emerging market securities and financial concerns spread to Latin America, a major U.S. export market. Also, the continuing lack of progress at resolving a severe banking crisis in Japan stalled prospects for an economic recovery in many Asian nations. Finally, the near certainty of an economic slowdown in the United States caused investors to worry about corporate profits.
         Despite the broad-based nature of the decline, defensive sectors such as tobacco, drugs, electric utilities, and food companies each posted positive returns during the quarter. Conversely, cyclical industries like clothing, securities brokers, and heavy machinery posted large losses. Concerns about the possible impact of the equity market's roughly $2 trillion decline on consumer spending likely played a role in the Fed's recent decision to cut interest rates.

Outlook
         As we've noted, the stock market had enjoyed an eight-year advance until the decline from the peak in July. Whether market historians will declare this period to have been a bear market or correction is not clear. Semantics aside, our focus remains on managing through this volatile market and keeping focused on our longer-term investment goals.
         It is our view that the decline will turn out to be relatively mild by historical standards. While conditions in the global economy remain highly uncertain, the domestic backdrop includes such favorable factors as a bias toward a more liberal monetary policy, benign inflation, and low bond yields. We believe that in this environment it is unlikely that stocks will enter a severe decline from current levels.
         We caution that volatile conditions are likely to linger. Sectors of the market that had become the most highly valued have yet to fall in concert with broader indices. Often, declines don't end until those stocks that had been the leaders of the previous uptrend encounter profit-taking as well. Accordingly, we believe that the next bull phase will be set to begin when market leadership becomes more equally balanced across all capitalization and style sectors.
         Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,



/s/ Don G. Powell                           /s/ Dennis J. McDonnell
Don G. Powell                               Dennis J. McDonnell
Chairman                                    President
Van Kampen Investment Advisory Corp.        Van Kampen Investment Advisory Corp.

                           Portfolio Management Review

                           Van Kampen Prospector Fund

We recently spoke to the management team of the Van Kampen Prospector Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes B. Robert Baker, Jr., portfolio manager; Jason Leder and Edie Terreson, portfolio comanagers; and Stephen L. Boyd, chief investment officer for equity investments.
         The Fund's fiscal year end was recently changed from June 30 to March
31. Going forward, your semiannual reports will be dated September 30, and your annual reports will be dated March 31. The following interview discusses the Fund's performance during the three-month period since your last report, from June 30, 1998, to September 30, 1998.

Q Can you describe the stock market environment for the Fund during the reporting period?

A The past three months were very turbulent for the U.S. stock market. The quarter began auspiciously, as the Dow Jones Industrial Average reached a record high of 9337 in July, reflecting economic growth and low inflation. However, continued turmoil among overseas markets overflowed into the domestic economy, precipitating hefty declines in the stock market. Many analysts slashed their earnings estimates for U.S. companies amid concerns about the health of the global economy, and stock prices reacted accordingly. After tumbling to 7539 in August, the Dow closed the reporting period down 12 percent, marking its worst quarterly performance in eight years.

Q Given these events, what was your strategy in managing the Fund to meet its objective?

A We consistently seek to identify undervalued stocks that we believe have the potential for future price appreciation. To do this, we look for companies that are temporarily out of favor in the marketplace, because their stock prices are usually lower than what we believe these companies are actually worth. Then, we look for factors that might move the stock from being undervalued to being fairly valued. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring, or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. When we find a company that is undervalued and has an identifiable catalyst, we consider adding that company to the portfolio.

Q Which stocks made the greatest contributions to positive performance?

A The Fund's electric utility stocks performed well during the reporting period. Throughout the past year, we built up a substantial position in electric utilities, because they represented one of the few undervalued areas of the market. These stocks typically haven't been greatly affected by economic factors and they have limited foreign exposure, so they have performed well recently compared to the broad market. We believe that electric utility stocks are reaching fair value, so we're not adding to our holdings in this sector.

         The Fund has held a significant position in gold stocks for much of the year. Prices had been low and negative sentiment was high--conditions that we perceived as a buying opportunity for the Fund. Lately, several factors have worked to the advantage of this sector. The U.S. dollar has weakened relative to the Japanese yen, alleviating some of gold's price pressures. Also, a flight to quality has made gold more attractive to investors wary of the global economic environment. Newmont Mining and Barrick Gold both appreciated more than 45 percent in September, though their stock prices were nearly unchanged for the three-month period.
         Amoco was a strong holding, benefiting from the announcement that the firm would be acquired by British Petroleum. Amoco's stock price rose from $42-1/2 to $57 per share during the reporting period. Generally, we've been finding value among oil company stocks, whose prices are depressed because oil prices are very low. Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform as well in the future.

Q What factors worked against the Fund?

A Cyclical stocks in the capital goods and commodities markets saw major declines during the reporting period. These included our holdings in steel companies (Bethlehem Steel) and paper/paper products (Stone Container, Boise Cascade), which dragged down the Fund's performance. However, valuations in these industries are attractive relative to the overall market, so we've begun to make investments here.

Q In the last report, tobacco stocks had hindered Fund performance. How have these stocks performed lately?

A Tobacco stocks, such as Philip Morris and RJR Nabisco, continue to be relatively cheap, though their prices rose in the third quarter. Legislative developments and several favorable court rulings helped tobacco stocks outperform the market during the last three months. We are confident in the earnings growth of these companies, in part because the earnings of tobacco companies aren't typically pegged to the strength of the economy. As such, we believe these stocks are well suited to the current market environment.

Q How did the Fund perform during the past year?

A The Fund had a three-month total return of -4.70 percent(1) (Class A shares at net asset value) as of September 30, 1998. In addition, the Fund generated total returns of -11.31 percent, 2.96 percent, and 21.91 percent for six months, twelve months, and the life of the Fund, respectively (Class A shares at maximum sales charge).
         By comparison, the Standard & Poor's 500-Stock Index returned -9.93 percent, and the Lipper Growth and Income Fund Index, which more closely resembles the Fund, returned -12.47 percent for the three-month period ended September 30, 1998. The S&P 500-Stock Index is a broad-based index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund.

Index reflects the average performance of the 30 largest growth and income funds. Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent.

Q What is your outlook for the Fund for the remainder of the year?

A U.S. economic growth remains healthy and inflation is in check, but we still don't believe we've felt the full impact of global economic difficulties. As domestic firms begin to report third quarter earnings, we expect to see more evidence that companies have been hurt by weakness abroad. Already, most U.S. stocks have fallen precipitously from their summertime highs. These conditions provide more buying opportunities for the Prospector Fund, which seeks to invest in stocks that are undervalued. We believe the Fund may be well suited for this environment.




/s/ B. Robert Baker, Jr.        /s/ Jason Leder           /s/ Edie Terreson
B. Robert Baker, Jr.            Jason Leder               Edie Terreson
Portfolio Manager               Portfolio Comanager       Portfolio Comanager


/s/ Stephen L. Boyd
Stephen L. Boyd
Chief Investment Officer
Equity Investments

Van Kampen Prospector Fund


Portfolio of Investments
September 30, 1998 (Unaudited)

Description                                       Shares           Market Value

Common Stocks  95.0%
Consumer Distribution  3.6%
CompUSA, Inc. (a)                                 1,740                 $30,124
Payless Shoesource, Inc. (a)                        400                  16,550
Saks, Inc. (a)                                      730                  16,379
                                                                   ------------
                                                                         63,053
                                                                   ------------

Consumer Non-Durables  9.7%
Dial Corp.                                        1,760                  36,300
Philip Morris Cos., Inc.                          1,690                  77,846
RJR Nabisco Holdings Corp.                        2,295                  57,805
                                                                   ------------
                                                                        171,951
                                                                   ------------

Energy  12.2%
Amoco Corp.                                         380                  20,472
Atlantic Richfield Co.                              400                  28,375
British Petroleum Co. PLC - ADR  (United Kingdom)   300                  26,175
Burlington Resources, Inc.                          500                  18,688
Chevron Corp.                                       290                  24,378
Halliburton Co.                                     300                   8,569
Mobil Corp.                                         300                  22,781
R & B Falcon Corp. (a)                              500                   6,000
Texaco, Inc.                                        280                  17,553
Unocal Corp.                                        300                  10,875
YPF Sociedad Anonima, Class D  -
     ADR (Argentina) (a)                          1,230                  31,980
                                                                   ------------
                                                                        215,846
                                                                   ------------

Finance  8.2%
AMBAC Financial Group, Inc.                         830                  39,840
CMAC Investment Corp.                               460                  20,010
Conseco, Inc.                                       470                  14,364
LandAmerica Financial Group, Inc.                   570                  29,213
Norwest Corp.                                       500                  17,906
United Asset Management Corp.                       400                   8,600
Washington Mutual, Inc.                             420                  14,175
                                                                   ------------
                                                                        144,108
                                                                   ------------

                                              See Notes to Financial Statements

Van Kampen Prospector Fund

September 30, 1998 (Unaudited)

Description                                       Shares           Market Value

Healthcare  12.2%
American Home Products Corp.                        930                 $48,709
Healthsouth Corp. (a)                             1,000                  10,563
Mylan Laboratories, Inc.                            660                  19,470
PacifiCare Health Systems, Class B (a)              300                  22,350
Rhone-Poulenc, SA, Class A - ADR (France)           940                  39,245
Tenet Healthcare Corp. (a)                        2,600                  74,750
                                                                   ------------
                                                                        215,087
                                                                   ------------

Producer Manufacturing  8.2%
American Power Conversion Corp. (a)               1,150                  43,341
Cognex Corp. (a)                                  2,615                  30,399
Ingersoll-Rand Co.                                  200                   7,588
Kennametal Inc.                                     600                  16,162
Parker Hannifin Corp.                               400                  11,875
U. S. Filter Corp. (a)                              960                  15,360
Waste Management, Inc.                              407                  19,561
                                                                   ------------
                                                                        144,286
                                                                   ------------

Raw Materials/Processing Industries  15.5%
Barrick Gold Corp.                                  800                  16,000
Bethlehem Steel Corp. (a)                         2,000                  16,500
Boise Cascade Corp.                               1,155                  29,236
British Steel PLC - ADR (United Kingdom)            830                  15,096
Champion International Corp.                        500                  15,656
Freeport-McMoRan Copper & Gold, Inc., Class B     1,540                  18,287
Georgia Pacific Group                               300                  13,688
Homestake Mining Co.                              1,740                  21,097
Imperial Chemical Industries PLC- ADR
     (United Kingdom)                               700                  22,225
Louisiana-Pacific Corp.                             860                  17,523
Newmont Mining Corp.                                600                  14,550
Placer Dome, Inc.                                 1,200                  16,575
Stone Container Corp. (a)                         1,900                  16,388
Union Camp Corp.                                    500                  19,687
USX - U.S. Steel, Inc.                              900                  21,487
                                                                   ------------
                                                                        273,995
                                                                   ------------

                                              See Notes to Financial Statements

Van Kampen Prospector Fund

September 30, 1998 (Unaudited)

Description                                       Shares           Market Value

Technology  6.3%
Amkor Technology, Inc. (a)                        2,630                 $12,821
Avnet, Inc.                                         210                   7,731
Eletronics for Imaging, Inc. (a)                    460                   9,717
Etec Systems, Inc. (a)                              330                   8,601
Micron Technology, Inc. (a)                         460                  14,001
Quantum Corp. (a)                                 1,070                  16,986
SunGard Data Systems, Inc. (a)                    1,130                  35,595
VLSI Technology, Inc. (a)                           740                   5,643
                                                                   ------------
                                                                        111,095
                                                                   ------------

Utilities  19.1%
BEC Energy                                          400                  17,425
Bell Atlantic Corp.                                 500                  24,219
Houston Industries, Inc.                          1,400                  43,575
Idaho Power Co.                                   1,000                  33,562
Illinova Corp.                                    1,100                  31,556
Northeast Utilities (a)                             410                   6,868
OGE Energy Corp.                                  1,000                  28,875
PacifiCorp                                        1,700                  32,619
Pinnacle West Capital Corp.                         400                  17,925
Public Service Co. of New Mexico                    730                  16,197
Texas Utilities Co.                               1,470                  68,447
US WEST, Inc.                                       300                  15,731
                                                                   ------------
                                                                        336,999
                                                                   ------------

Total Long-Term Investments  95.0%
(Cost $1,595,148)                                                     1,676,420

Other Assets in Excess of Liabilities   5.0%                             87,388
                                                                   ------------

Net Assets    100.0%                                                 $1,763,808
                                                                   ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                              See notes to Financial Statements.

                           VAN KAMPEN PROSPECTOR FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                         September 30, 1998 (Unaudited)

ASSETS:

Total Investments (Cost $1,595,148)                                                $ 1,676,420
Cash                                                                                   102,227
Receivables:
Expense Reimbursement from Adviser                                                      23,348
Investments Sold                                                                        11,151
Dividends                                                                                3,696
Unamortized Organizational Costs                                                        18,046
Other                                                                                       86
                                                                                   -----------
Total Assets                                                                         1,834,974
                                                                                   -----------

LIABILITIES:

Deferred Compensation and Retirement Plans                                              32,206
Payable to Distributor and Affliates                                                    12,400
Investments Purchased                                                                    9,415
Reports to Shareholders                                                                  9,018
Audit                                                                                    4,600
Accrued Expenses                                                                         3,527
                                                                                   -----------

Total Liabilities                                                                       71,166
                                                                                   -----------

NET ASSETS                                                                         $ 1,763,808
                                                                                   ===========

NET ASSETS CONSIST OF:
Capital                                                                            $ 1,366,891
Accumulated Net Realized Gain                                                          326,380
Net Unrealized Appreciation                                                             81,272
Accumulated Net Investment Loss                                                        (10,735)
                                                                                   -----------

NET ASSETS                                                                         $ 1,763,808
                                                                                   ===========

MAXIMUM OFFERING PRICE PER SHARE:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of
$1,542,760  and 101,359 shares of beneficial interest issued and outstanding)      $     15.22
Maximum sales charge (5.75%* of offering price)                                           0.93
                                                                                   -----------

Maximum offering price to public                                                   $     16.15
                                                                                   ===========

Class B Shares:
Net asset value and offering price per share (Based on net assets of $110,524
and 7,262 shares of beneficial interest issued and outstanding)                    $     15.22
                                                                                   ===========

Class C Shares:
Net asset value and offering price per share (Based on net assets of $110,524
and 7,262 shares of beneficial interest issued and outstanding)                    $     15.22
                                                                                   ===========

* On sales of $50,000 or more, the sales charge will be reduced.


                                               See Notes to Financial Statements
                                        9

VAN KAMPEN PROSPECTOR FUND

STATEMENT OF OPERATIONS
For the Three Months Ended September 30, 1998 and the
Year Ended June 30, 1998 (Unaudited)

                                                                       Three Months Ended             Year Ended
                                                                       September 30, 1998          June 30, 1998
INVESTMENT INCOME:
         Dividends                                                              $  10,929              $  33,513
                                                                                ---------              ---------
EXPENSES:
Accounting                                                                         15,725                 28,861
Shareholder Reports                                                                 9,000                 22,389
Trustees' Fees and Expenses                                                         6,354                  8,483
Legal                                                                               5,658                  5,934
Audit                                                                               4,600                 11,992
Shareholder Services                                                                3,933                 15,036
Trustee Retirement Benefit                                                          3,523                  5,572
Investment Advisory Fee                                                             3,134                 11,782
Amortization of Organizational Costs                                                2,016                  7,997
Registration                                                                        1,383                  1,800
Custody                                                                               729                  2,145
Miscellaneous                                                                         149                  2,712
                                                                                ---------              ---------
Total Expenses                                                                     56,204                124,703
Less: Fees Waived  and Expenses Reimbursed
          ($3,134 and $47,331, respectively, for the
           three months ended 9/30/98 and
           $11,782 and $91,388, respectively, for the
           year ended 6/30/98)                                                     50,465                103,170
          Credits earned on Overnight Cash Balances                                   142                    474
                                                                                ---------              ---------
Net Expenses                                                                        5,597                 21,059
                                                                                ---------              ---------

NET INVESTMENT INCOME                                                           $   5,332              $  12,454
                                                                                =========              =========


REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                                                               $  45,097              $ 373,394
                                                                                ---------              ---------

Unrealized Appreciation/Depreciation:
Beginning of the Period                                                           218,931                158,790
End of the Period                                                                  81,272                218,931
                                                                                ---------              ---------
Net Unrealized Appreciation/Depreciation During the Period                       (137,659)                60,141
                                                                                ---------              ---------

NET REALIZED AND UNREALIZED GAIN/LOSS                                           $ (92,562)             $ 433,535
                                                                                =========              =========

NET INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS                             $ (87,230)             $ 445,989
                                                                                =========              =========


                                               See Notes to Financial Statements
                                       10

VAN KAMPEN PROSPECTOR FUND

STATEMENT OF CHANGES IN NET ASSETS
For the Three Months Ended September 30, 1998 and the Years Ended June 30, 1998 and 1997 (Unaudited)

                                                                             Three Months Ended      Year Ended        Year Ended
                                                                             September 30, 1998   June 30, 1998     June 30, 1997
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                                               $     5,332   $    12,454       $     5,574
Net Realized Gain                                                                        45,097       373,394            50,199
Net Unrealized Appreciation/Depreciation During the Period                             (137,659)       60,141           140,918
                                                                                    -----------   -----------       -----------

Change in Net Assets from Operations                                                    (87,230)      445,989           196,691
                                                                                    -----------   -----------       -----------

Distributions from Net Investment Income                                                    -0-       (13,056)           (6,087)
Distributions in Excess of Net Investment Income                                            -0-       (16,067)              -0-
                                                                                    -----------   -----------       -----------
Distributions from and in Excess of Net Investment Income *                                 -0-       (29,123)           (6,087)
Distributions from Net Realized Gain *                                                      -0-      (133,630)          (15,600)
                                                                                    -----------   -----------       -----------
Total Distributions                                                                         -0-      (162,753)          (21,687)
                                                                                    -----------   -----------       -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                                     (87,230)      283,236           175,004
                                                                                    -----------   -----------       -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                                   -0-           -0-         1,000,000
Net Asset Value of Shares Issued Through Dividend Reinvestment                              -0-       162,753             4,341
                                                                                    -----------   -----------       -----------

TOTAL INCREASE/DECREASE IN NET ASSETS                                                   (87,230)      445,989         1,179,345

NET ASSETS:
Beginning of the Period                                                               1,851,038     1,405,049           225,704
                                                                                    -----------   -----------       -----------

End of the Period (Including accumulated undistributed net investment
         income of $(10,735), $(16,067) and $602, respectively)                     $ 1,763,808   $ 1,851,038       $ 1,405,049
                                                                                    ===========   ===========       ===========

                                                                             Three Months Ended      Year Ended        Year Ended
*Distributions by Class                                                      September 30, 1998   June 30, 1998     June 30, 1997
Distributions from and in excess of Net Investment Income:
Class A Shares                                                                      $       -0-   $   (25,473)      $    (4,041)
Class B Shares                                                                              -0-        (1,825)           (1,023)
Class C Shares                                                                              -0-        (1,825)           (1,023)
                                                                                    -----------   -----------       -----------
                                                                                    $       -0-   $   (29,123)      $    (6,087)
                                                                                    ===========   ===========       ===========

Distributions from Net Realized Gain:
Class A Shares                                                                      $       -0-   $  (116,882)      $    (5,460)
Class B Shares                                                                              -0-        (8,374)           (5,070)
Class C Shares                                                                              -0-        (8,374)           (5,070)
                                                                                    -----------   -----------       -----------
                                                                                    $       -0-   $  (133,630)      $   (15,600)
                                                                                    ===========   ===========       ===========

                                               See Notes to Financial Statements
                                       11

                           VAN KAMPEN PROSPECTOR FUND

FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

                                                                                                              December 27, 1995
                                                                                                                  (Commencement
                                                                                                                  of Investment
                                                           Three Months Ended         Year Ended June 30,        Operations) to
Class A Shares                                             September 30, 1998          1998         1997 (a)      June 30, 1996
Net Asset Value, Beginning of the Period                             $ 15.974      $ 13.473        $ 11.285            $10.000
                                                                     --------      --------        --------            -------
         Net Investment Income                                          0.046         0.131           0.115              0.072
         Net Realized and Unrealized Gain/Loss                         (0.799)        3.924           2.996              1.239
                                                                     --------      --------        --------            -------

Total from Investment Operations                                       (0.753)        4.055           3.111              1.311
                                                                     --------      --------        --------            -------

Less:
         Distributions from and in Excess of
            Net Investment Income                                         -0-         0.275           0.143              0.026
         Distributions from Net Realized Gain                             -0-         1.279           0.780              0.000
                                                                     --------      --------        --------            -------

Total Distributions                                                       -0-         1.554           0.923              0.026
                                                                     --------      --------        --------            -------

Net Asset Value, End of the Period                                   $ 15.221      $ 15.974        $ 13.473            $11.285
                                                                     ========      ========        ========            =======


Total Return * (b)                                                      (4.70%)**     31.65%          29.11%             13.10%**

Net Assets at End of the Period (In thousands)                       $1,542.8      $1,619.1        $1,229.0            $  78.9

Ratio of Expenses to Average Net Assets* (c)                             1.25%         1.28%           1.55%              1.33%

Ratio of Net Investment Income to Average Net Assets*                    1.19%         0.74%           1.19%              1.34%

Portfolio Turnover                                                         37%**        132%            104%                69%**


*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                             12.52%         7.40%          18.41%             20.75%

Ratio of Net Investment Income to Average Net Assets                   (10.08%)       (5.38%)        (15.97%)           (18.07%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .03%, .30% and .04% for the years ended June 30, 1998 and 1997, and for the period ending June 30, 1996, respectively.


                                               See Notes to Financial Statements
                                       12

VAN KAMPEN PROSPECTOR FUND

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)


                                                                                                             December 27, 1995
                                                                                                                 (Commencement
                                                                                                                 of Investment
                                                           Three Months Ended         Year Ended June 30,       Operations) to
Class B Shares                                             September 30, 1998          1998         1997 (a)     June 30, 1996
Net Asset Value, Beginning of the Period                             $ 15.973      $ 13.473        $ 11.285            $10.000
                                                                     --------      --------        --------            -------

         Net Investment Income                                          0.046         0.131           0.113              0.072
         Net Realized and Unrealized Gain/Loss                         (0.800)        3.923           3.020              1.239
                                                                     --------      --------        --------            -------

Total from Investment Operations                                       (0.754)        4.054           3.133              1.311
                                                                     --------      --------        --------            -------

Less:
         Distributions from and in Excess of
            Net Investment Income                                         -0-         0.275           0.165              0.026
         Distributions from Net Realized Gain                             -0-         1.279           0.780              0.000
                                                                     --------      --------        --------            -------

Total Distributions                                                       -0-         1.554           0.945              0.026
                                                                     --------      --------        --------            -------

Net Asset Value, End of the Period                                   $ 15.219      $ 15.973        $ 13.473            $11.285
                                                                     ========      ========        ========            =======


Total Return * (b)                                                      (4.70%)**     31.65%          29.11%             13.19%**

Net Assets at End of the Period (In thousands)                         $110.5        $116.0           $88.0              $73.4

Ratio of Expenses to Average Net Assets* (c)                             1.25%         1.28%           1.55%              1.33%

Ratio of Net Investment Income to Average Net Assets*                    1.19%         0.74%           0.86%              1.34%

Portfolio Turnover                                                         37%**        132%            104%                69%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                             12.52%         7.40%          18.41%             20.75%

Ratio of Net Investment Income to Average Net Assets                   (10.08%)       (5.38%)        (16.30%)           (18.07%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .03%, .30% and .04% for the years ended June 30, 1998 and 1997, and for the period ending June 30, 1996, respectively.


                                               See Notes to Financial Statements
                                       13

VAN KAMPEN PROSPECTOR FUND

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)



                                                                                                               December 27, 1995
                                                                                                                   (Commencement
                                                                                                                   of Investment
                                                           Three Months Ended          Year Ended June 30,        Operations) to
Class C Shares                                             September 30, 1998          1998         1997 (a)       June 30, 1996
Net Asset Value, Beginning of the Period                             $ 15.973      $ 13.473        $ 11.285              $10.000
                                                                     --------      --------        --------              -------
         Net Investment Income                                          0.046         0.131           0.113                0.072
         Net Realized and Unrealized Gain/Loss                         (0.800)        3.923           3.020                1.239
                                                                     --------      --------        --------              -------

Total from Investment Operations                                       (0.754)        4.054           3.133                1.311
                                                                     --------      --------        --------              -------

Less:
         Distributions from and in Excess of
            Net Investment Income                                         -0-         0.275           0.165                0.026
         Distributions from Net Realized Gain                             -0-         1.279           0.780                0.000
                                                                     --------      --------        --------              -------

Total Distributions                                                       -0-         1.554           0.945                0.026
                                                                     --------      --------        --------              -------

Net Asset Value, End of the Period                                   $ 15.219      $ 15.973        $ 13.473              $11.285
                                                                     ========      ========        ========              =======


Total Return * (b)                                                      (4.70%)**     31.65%          29.11%               13.19%**

Net Assets at End of the Period (In thousands)                         $110.5        $116.0           $88.0                $73.4

Ratio of Expenses to Average Net Assets* (c)                             1.25%         1.28%           1.55%                1.33%

Ratio of Net Investment Income to Average Net Assets*                    1.19%         0.74%           0.86%                1.34%

Portfolio Turnover                                                         37%**        132%            104%                  69%**


*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                             12.52%         7.40%          18.41%               20.75%

Ratio of Net Investment Income to Average Net Assets                   (10.08%)       (5.38%)        (16.30%)             (18.07%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .03%, .30% and .04% for the years ended June 30, 1998 and 1997, and for the period ending June 30, 1996, respectively.


                                               See Notes to Financial Statements
                                       14

                           VAN KAMPEN PROSPECTOR FUND
                          Notes to Financial Statements
                         September 30, 1998 (Unaudited)


 1.  Significant Accounting Policies
Van Kampen Prospector Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware business trust (the "Trust") and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth and income through investing principally in income producing equity securities and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the three-month period commencing on July 1, 1998 and ending on September 30, 1998.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange or, if not available, their fair market value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses - Dividend income is recorded on the ex-dividend date. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. Organizational Costs - The Fund will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 26, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of wash sales.
      At September 30, 1998, for federal income tax purposes, cost of long-term investments is $1,613,701; the aggregate gross unrealized appreciation is $206,626, and the aggregate gross unrealized depreciation is $143,907, resulting in net unrealized appreciation of $62,719.

F. Distribution of Income and Gains - The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.
      Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

2. Investment Advisory Agreement and Other Transactions with Affiliates.

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                        % Per Annum
First $500 million                               .70%
Next $500 million                                .65%
Over $1 billion                                  .60%

      For the three months ended September 30, 1998 and the year ended June 30, 1998 the Adviser voluntarily capped the expenses of the Fund at 1.25% of average net assets. As such, the Adviser waived $3,134 and $11,782, respectively, of its investment advisory fees and assumed $47,331 and $91,388, respectively, of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

                           VAN KAMPEN PROSPECTOR FUND
                   Notes to Financial Statements (Continued)
                         September 30, 1998 (Unaudited)

      For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $0 and $300, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this cost has been assumed by Van Kampen.
      For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund incurred expenses of approximately $21,400 and $35,400, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund. All of this cost has been assumed by Van Kampen.
      Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the three months ended September 30, 1998 and the year ended June 30, 1998, the Fund recognized expenses of approximately $3,800 and $15,000, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. All of this cost has been assumed by Van Kampen.
      Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
      The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
      At September 30, 1998, Van Kampen owned all shares of Classes A, B and C, respectively.

3.  Capital Transactions
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
      At September 30, 1998 capital aggregated $1,215,609, $75,641 and $75,641 for classes A, B, and C, respectively. For the three months ended September 30, 1998, there were no capital transactions.
      At June 30, 1998 capital aggregated $1,215,609, $75,641 and $75,641 for classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:


                                        Shares          Value
                                     ------------- -----------------
Dividend Reinvestment:
  Class A                                  10,142  $         142,357
  Class B                                     727             10,198
  Class C                                     727             10,198
                                     ------------- -----------------
Total Dividend Reinvestments               11,596           $162,753
                                     ============= =================



At June 30, 1997 capital aggregated $1,073,252, $65,443 and $65,443 for classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                        Shares          Value
                                     ------------- -----------------
Sales:
  Class A                                   83,963 $       1,000,000
  Class B                                      -0-               -0-
  Class C                                      -0-               -0-
                                     ------------- -----------------
Total Sales                                 83,963 $       1,000,000
                                     ============= =================

                                        Shares          Value
                                     ------------- -----------------
Dividend Reinvestment:
  Class A                                      254 $           3,429
  Class B                                       35               456
  Class C                                       35               456
                                     ------------- -----------------
Total Dividend Reinvestments                   324 $           4,341
                                     ============= =================

Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B and Class C shares will automatically convert to Class A shares after the seventh and tenth years, respectively, following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                  Contingent Deferred
                                     Sales Charge
                                 Class B       Class C
Year of Redemption                Shares       Shares
------------------------------ ------------- ------------
First                             5.00%        1.00%
Second                            4.00%         None
Third                             3.00%         None
Fourth                            2.50%         None
Fifth                             1.50%         None
Sixth and thereafter               None         None

4.  Investment Transactions
For the three months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $633,366 and $680,405, respectively. For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,180,788 and $2,223,842, respectively.

5.  Distribution and Service Plans
The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
      The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets.
No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                           VAN KAMPEN PROSPECTOR FUND
                   Notes to Financial Statements (Continued)
                         September 30, 1998 (Unaudited)

6.  Year 2000 Compliance
Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                           VAN KAMPEN PROSPECTOR FUND

Board of Trustees                                              Investment Adviser

J. Miles Branagan                                              Van Kampen Investment Advisory Corp.
Richard M. DeMartini                                           1 Parkview Plaza
Linda Hutton Heagy                                             P.O. Box 5555
R. Craig Kennedy                                               Oakbrook Terrace, Illinois 60181
Jack E. Nelson
Don G. Powell*                                                 Distributor
Phillip B. Rooney
Fernando Sisto                                                 Van Kampen Funds Inc.
Wayne W. Whalen* - Chairman                                    1 Parkview Plaza
Paul G. Yovovich                                               P.O. Box 5555
                                                               Oakbrook Terrace, Illinois 60181

Officers                                                       Shareholder Servicing Agent

Dennis J. McDonnell*                                           Van Kampen Investor Services Inc.
    President                                                  P.O. Box 418256
                                                               Kansas City, Missouri 64141-9256
Ronald A. Nyberg*
    Vice President and Secretary                               Custodian

John L. Sullivan*                                              State Street Bank and Trust Company
Vice President, Treasurer and Chief Financial Officer          225 Franklin Street
                                                               P.O. Box 1713
Curtis W. Morell*                                              Boston, Massachusetts 02105
    Vice President and Chief Accounting Officer
                                                               Legal Counsel
Tanya M. Loden*
    Controller                                                 Skadden, Arps, Slate, Meagher
                                                               & Flom (Illinois)
                                                               333 West Wacker Drive
Peter W. Hegel*                                                Chicago, Illinois 60606
Paul R. Wolkenberg*
Edward C. Wood, III*                                           Independent Accountants
     Vice Presidents
                                                               KPMG Peat Marwick LLP
                                                               Peat Marwick Plaza
                                                               303 East Wacker Drive
                                                               Chicago, Illinois 60601




*  "Interested" persons of the Fund, as defined in the Investment
   Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All Rights Reserved.

SM denotes a service mark of Van Kampen Funds Inc.


         This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                                   VAN KAMPEN
                               MID CAP VALUE FUND

                               Semiannual Report
                               September 30, 1998


                                   Van Kampen
                                     Funds

                                Table of Contents

Letter to Shareholders..........................................      1
Portfolio Management Review.....................................      3
Portfolio of Investments........................................      6
Statement of Assets and Liabilities.............................      8
Statement of Operations.........................................      9
Statement of Changes in Net Assets..............................     10
Financial Highlights............................................     11
Notes to Financial Statements...................................     14




--------------------------------------------------------------------------------

    CHANGE IN FISCAL YEAR END

            On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from June 30 to March 31. As a result, this semi-annual report reflects the 3-month period commencing on July 1, 1998, and ending on September 30, 1998.

--------------------------------------------------------------------------------
VALF SAR 11/98

                             LETTER TO SHAREHOLDERS

October 20, 1998

Dear Shareholder,
         These continue to be dramatic and highly unusual times for global financial markets. Despite a severe crisis of confidence in many emerging economies, the United States has been relatively unscathed by the turmoil. However, volatility increased in the U.S. equity market as the Asian crisis spread to Russia and Latin America during the reporting period. Fixed-income investors were not entirely unaffected, as volatility forced yield spreads to widen between Treasuries and high-yield securities, corporate bonds, and mortgage-backed securities.
         We expect that volatility will remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals and to view daily fluctuations as relatively minor in the larger picture. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC OVERVIEW
         Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.
         Psychological factors played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans suddenly have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
         Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.4 percent during the 12 months through September, while wholesale prices actually fell during the same period.

MARKET OVERVIEW
         After a steady eight-year climb, the U.S. equity market dropped sharply during the third quarter. From its peak on July 17, the S&P 500-Stock Index fell
19.3 percent through August 31 before beginning a modest rally. For the three months through September, the Dow Jones Industrial Average slid 12.4 percent, the index's worst performance since 1990. Small-capitalization stocks were even harder hit, with the Russell 2000-Stock Index falling 20.5 percent during the quarter.

         Several factors combined to produce the abrupt sell-off in U.S. stocks. First, the collapse of the Russian ruble upset the market for emerging market securities and financial concerns spread to Latin America, a major U.S. export market. Also, the continuing lack of progress at resolving a severe banking crisis in Japan stalled prospects for an economic recovery in many Asian nations. Finally, the near certainty of an economic slowdown in the United States caused investors to worry about corporate profits.
         Despite the broad-based nature of the decline, defensive sectors such as tobacco, drugs, electric utilities, and food companies each posted positive returns during the quarter. Conversely, cyclical industries like clothing, securities brokers, and heavy machinery posted large losses. Concerns about the possible impact of the equity market's roughly $2 trillion decline on consumer spending likely played a role in the Fed's recent decision to cut interest rates.

OUTLOOK
         As we've noted, the stock market had enjoyed an eight-year advance until the decline from the peak in July. Whether market historians will declare this period to have been a bear market or correction is not clear. Semantics aside, our focus remains on managing through this volatile market and keeping focused on our longer-term investment goals.
         It is our view that the decline will turn out to be relatively mild by historical standards. While conditions in the global economy remain highly uncertain, the domestic backdrop includes such favorable factors as a bias toward a more liberal monetary policy, benign inflation, and low bond yields. We believe that in this environment it is unlikely that stocks will enter a severe decline from current levels.
         We caution that volatile conditions are likely to linger. Sectors of the market that had become the most highly valued have yet to fall in concert with broader indices. Often, declines don't end until those stocks that had been the leaders of the previous uptrend encounter profit-taking as well. Accordingly, we believe that the next bull phase will be set to begin when market leadership becomes more equally balanced across all capitalization and style sectors.
         Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,



/s/ Don G. Powell                           /s/ Dennis J. McDonnell
Don G. Powell                               Dennis J. McDonnell
Chairman                                    President
Van Kampen Investment Advisory Corp.        Van Kampen Investment Advisory Corp.

                          PORTFOLIO MANAGEMENT REVIEW

                         VAN KAMPEN MID CAP VALUE FUND

We recently spoke to the management team of the Van Kampen Mid Cap Value Fund about the key events and economic forces that shaped the markets during the reporting period. The team is led by James A. Gilligan, portfolio manager; Scott Carroll, portfolio comanager; and Stephen L. Boyd, chief investment officer for equity investments.
         The Fund's name was changed to the Van Kampen Mid Cap Value Fund on October 23, 1998. In adding the words "Mid Cap" to its name, the Fund's prospectus was also amended to reflect a non-fundamental investment policy stating that at least 65 percent of the Fund's total assets will be invested in securities of mid-capitalization companies. These companies will have a market capitalization consistent with the companies included in the Standard & Poor's MidCap 400 Index. The Fund has, since the commencement of its investment operations, operated consistently with this policy. The policy and name were formalized with regard to securities of medium-capitalization companies in connection with the overall Van Kampen brand name changes and in an effort to better distinguish the Fund from other Van Kampen funds.
         Additionally, the Fund's fiscal year end was recently changed from June 30 to March 31. Going forward, your semiannual reports will be dated September 30, and your annual reports will be dated March 31. The following interview discusses the Fund's performance during the three-month period since your last report, from June 30, 1998, to September 30, 1998.

Q CAN YOU DESCRIBE THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE REPORTING PERIOD?

A During this brief reporting period, the major impetus for volatility found its roots in the Asian instability we described in the last report. Currency devaluations in that corner of the world initiated a domino effect in other areas, including Eastern Europe, Russia and, closer to U.S. borders, Latin America. As these countries struggled to meet debt obligations, investors fled risk-sensitive securities and embraced the security of Treasuries. After the Dow Jones Industrial Average reached a record high in the third week of July, it promptly gave way to the ensuing volatility and lost approximately 1,000 points during the remainder of the reporting period.
         In the final days of September, however, a lull settled over the market as the Federal Reserve Board implemented its first rate cut in two years. Investors, recognizing that the U.S. economy remained fundamentally sound despite global uncertainty, returned to the stock market, slightly reducing the losses incurred during the previous weeks.
         As has been true for the past several years, large-capitalization stocks continued to outperform mid- and small-capitalization stocks, reflecting investors' preference for established companies with more stable earnings prospects. However, mid- and small-cap stocks waged a comeback at the end of the period, as blue-chip companies such as Coca-Cola and Gillette posted earnings disappointments.

Q HOW DID YOU MANAGE THE FUND'S PORTFOLIO IN RESPONSE TO MARKET CONDITIONS?

A We maintained our strategy of identifying stocks that meet our criteria of attractive valuations and appreciation potential. In a market that was battered by volatility, we found ample opportunity to add what we felt were overlooked stocks to the Fund's portfolio at compelling prices. With this in mind, we increased the Fund's allocation to health care, particularly hospital and retirement services companies, which are emerging from a difficult period of adjustment to changes in Medicare. Many stocks in this sector boasted growth potential and low price-to-earnings ratios, creating some desirable value situations. This was the case for two of the new securities we added during the period, HCR Manor Care and Quorum Health Group.
         In addition to health care, we favored the technology sector during the period. As we discussed in your last report, this sector had been one of the portfolio's most troubled performers earlier in the year, but we have seen a large number of technology stocks begin to turn in improved performance.
After a disappointing year in which the Asian contagion created an oppressive supply-and-demand imbalance, computer companies have started to reap benefits from increased seasonal demand for personal computers. The renewed phase of restocking computer inventories after months of depletion translated into healthier returns for the Fund's holdings in Micron Technology. Not all stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future.
         We continued to search for stocks with potential turnaround stories thanks to merger and acquisition activity or changes in management. Two of the securities we recently added to the portfolio met those standards. Whitman is one of the largest bottlers for Pepsi-Cola; because Pepsi is currently reevaluating its bottling processes, we believe there will be upcoming consolidations that will work to this company's advantage. Our second example is Seagull Energy, an independent exploration and production company that was wounded in the recent fall in oil prices. After Seagull ushered in a new CEO from well-run Duke Energy, we saw the potential for a turnaround.

Q WERE THERE ANY DISAPPOINTMENTS IN THE PORTFOLIO?

A In the last report, we mentioned some of the factors that negatively affected Philip Morris for much of the year. Although that stock's net return is still depressed, we have seen some improvement in the last month as investors have gravitated toward more defensive stocks. Another disappointment in the consumer non-durables sector was Tommy Hilfiger. This stock has been fairly volatile and has showed signs of weakness in the last month amid fears of a possible recession. Finance companies have also fared poorly due to their perceived economics. This sector included positions such as Avis Rent A Car, which lost 13 percent of its value during the quarter, and Chase Manhattan, which we reduced significantly in the last month.

Q HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The Fund achieved a three-month total return of -13.70 percent (Class A shares at net asset value) as of September 30, 1998. In addition, the Fund generated total returns of -18.68, -21.69 percent, -18.15 percent, and 12.61 percent for three months, six months, 12 months, and the life of the Fund, respectively (Class A shares at maximum sales charge). The Fund's inception date was December 27, 1995.
         By comparison, the Standard & Poor's 500-Stock Index returned -9.93 percent for the reporting period, and the Standard & Poor's 400 Mid-Cap Index, which more closely resembles the Fund, returned -14.45 percent. The S&P 500-Stock Index is a broad-based index that reflects the general performance of the stock market, and the S&P Mid-Cap Index reflects the general performance of mid-cap stocks. These indices are statistical composites that do not include any commissions that would be paid by an investor purchasing the securities or investments represented by these indices.

Q WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE REST OF THE YEAR?

A        While the U.S. economy is still growing and experiencing low inflation, we don't believe the full impact of global economic difficulties has been felt yet on U.S. companies. As domestic firms begin to report their third-quarter 1998 earnings, we expect to see more evidence that companies have been negatively affected by economic weakness abroad. In the near term, this will likely result in continued volatility for the stock market and the Fund. Over the long term, we believe that investors will continue to seek companies with strong fundamentals, consistent historical track records, promising growth prospects, and attractive valuations. We feel that the Mid Cap Value Fund, with its emphasis on seeking to identify such companies, should be well positioned in this environment. Although the last few months have been difficult for the Fund, we intend to stick with our investment discipline.


/s/ James A. Gilligan     /s/ Scott Carroll        /s/ Stephen L. Boyd
James A. Gilligan         Scott Carroll            Stephen L. Boyd
Portfolio Manager         Portfolio Comanager      Chief Investment Officer
                                                   Equity Investments

                          VAN KAMPEN MID CAP VALUE FUND

                            PORTFOLIO OF INVESTMENTS
                         September 30, 1998 (Unaudited)

                                                                                   Market
Description                                                           Shares        Value
Common Stocks 97.8%
Consumer Distribution 1.3%
Federated Department Stores, Inc. (a)                                    490   $   17,824
                                                                               ----------

Consumer Durables 1.2%
Black & Decker Corp.                                                     400       16,650
                                                                               ----------

Consumer Non-Durables 8.9%
Philip Morris Cos., Inc.                                               1,470       67,712
Tommy Hilfiger Corp. (a)                                                 700       28,700
Whitman Corp.                                                          1,850       29,484
                                                                               ----------
                                                                                  125,896
                                                                               ----------

Consumer Services 2.7%
Bell & Howell Co. (a)                                                  1,090       28,272
H & R Block, Inc.                                                        260       10,757
                                                                               ----------
                                                                                   39,029
                                                                               ----------

Energy 4.1%
Nabors Industries, Inc. (a)                                            1,400       21,263
Seagull Energy Corp. (a)                                               3,000       36,937
                                                                               ----------
                                                                                   58,200
                                                                               ----------

Finance 15.0%
Aetna, Inc.                                                              550       38,225
Arden Realty, Inc.                                                     1,200       26,775
Avis Rent A Car, Inc. (a)                                              1,900       40,969
Chase Manhattan Corp.                                                    560       24,220
ESG Re Ltd.                                                            2,000       30,250
Exel Ltd., Class A                                                       500       31,500
Washington Mutual, Inc.                                                  600       20,250
                                                                               ----------
                                                                                  212,189
                                                                               ----------

Healthcare 19.9%
American Home Products Corp.                                             800       41,900
Beckman Coulter, Inc.                                                  1,200       61,950
HCR Manor Care, Inc. (a)                                                 900       26,381
PacifiCare Health Systems, Class B (a)                                 1,100       81,950
Pharmacia & Upjohn, Inc.                                                 700       35,131
Quorum Health Group, Inc. (a)                                          1,700       27,625
Rhodia, SA - SP ADR (France) (a)                                         500        7,313
                                                                               ----------
                                                                                  282,250
                                                                               ----------


                                               See Notes to Financial Statements

                          VAN KAMPEN MID CAP VALUE FUND

                         September 30, 1998 (Unaudited)



                                                                                   Market
Description                                                           Shares        Value
Producer Manufacturing 9.2%
Cognex Corp. (a)                                                       1,000   $   11,625
MagneTek Inc. (a)                                                      2,500       27,344
Philips Electronics N.V. - N.Y. Registered Shares (Netherlands)          550       29,356
Waste Management, Inc.                                                 1,290       62,001
                                                                               ----------
                                                                                  130,326
                                                                               ----------

Raw Materials/Processing Industries 2.7%
Raychem Corp.                                                          1,600       39,002
                                                                               ----------

Technology 18.2%
3Com Corp. (a)                                                         1,100       33,069
Adaptec, Inc. (a)                                                      2,900       27,550
Adobe Systems, Inc.                                                    1,200       41,625
First Data Corp.                                                       1,300       30,550
Micron Technology, Inc. (a)                                            1,400       42,612
Nokia Corp. - ADR (Finland)                                              280       21,963
Quantum Corp. (a)                                                      1,800       28,575
SunGard Data Systems, Inc. (a)                                         1,000       31,500
                                                                               ----------
                                                                                  257,444
                                                                               ----------

Utilities 14.6%
GPU, Inc.                                                                800       34,000
Illinova Corp.                                                         1,000       28,687
Niagara Mohawk Power Corp. (a)                                         5,200       79,948
Northeast Utilities (a)                                                1,900       31,825
Texas Utilities Co.                                                      700       32,594
                                                                               ----------
                                                                                  207,054
                                                                               ----------
Total Investments 97.8%
(Cost $1,397,494)                                                               1,385,864

Other Assets in Excess of Liabilities 2.2%                                         30,482
                                                                               ----------

Net Assets 100.0%                                                              $1,416,346
                                                                               ==========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

VAN KAMPEN MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1998 (Unaudited)
ASSETS:

         Total Investments (Cost $1,397,494)                                                     $ 1,385,864
         Cash                                                                                         50,156
         Receivable from Adviser                                                                      12,432
         Unamortized Organizational Costs                                                             18,090
         Other                                                                                         2,879
                                                                                                 -----------
                           Total Assets                                                            1,469,421
                                                                                                 -----------

LIABILITIES:

         Trustees' Deferred Compensation and Retirement Plans                                         32,205
         Reports to Shareholders                                                                       7,056
         Investments Purchased                                                                         5,526
         Audit Fees                                                                                    4,600
         Other Accrued Expenses                                                                        3,688
                                                                                                 -----------
                           Total Liabilities                                                          53,075
                                                                                                 -----------

NET ASSETS                                                                                       $ 1,416,346
                                                                                                 ===========
NET ASSETS CONSIST OF:
         Capital                                                                                 $ 1,411,262
         Accumulated Net Realized Gain                                                                38,617
         Net Unrealized Depreciation                                                                 (11,630)
         Accumulated Net Investment Loss                                                             (21,903)
                                                                                                 -----------

NET ASSETS                                                                                       $ 1,416,346
                                                                                                 ===========

MAXIMUM OFFERING PRICE PER SHARE:
         Class A Shares:
                  Net asset value and redemption price per share (Based on net assets of $1,234,655 and 104,285 shares of beneficial interest
                  issued and outstanding)                                                        $     11.84
                  Maximum sales charge (5.75%* of offering price)                                       0.72
                                                                                                 -----------

                  Maximum offering price to public                                               $     12.56
                                                                                                 ===========

         Class B Shares:
                  Net asset value and offering price per share (Based on net assets of $90,838
                  and 7,670 shares of beneficial interest issued and outstanding)                $     11.84
                                                                                                 ===========

         Class C Shares:
                  Net asset value and offering price per share (Based on net assets of $90,853
                  and 7,670 shares of beneficial interest issued and outstanding)                $     11.85
                                                                                                 ===========

* On sales of $50,000 or more, the sales charge will be reduced.





                                               See Notes to Financial Statements

                                       8

         VAN KAMPEN MID CAP VALUE FUND

STATEMENT OF OPERATIONS
For the Three Months Ended September 30, 1998
and the Year Ended June 30, 1998 (Unaudited)
                                                                                     Three Months
                                                                                            Ended         Year Ended
                                                                               September 30, 1998      June 30, 1998
INVESTMENT INCOME:
      Dividends                                                                         $   3,814          $  15,205
                                                                                        ---------          ---------
EXPENSES:
      Accounting                                                                           15,726             29,582
      Shareholder Reports                                                                   9,000             20,885
      Trustees' Fees and Expenses                                                           6,199              7,383
      Legal                                                                                 5,709              5,184
      Audit                                                                                 4,600             11,991
      Shareholder Services                                                                  4,449             16,558
      Trustees' Retirement Plan                                                             3,523              5,572
      Investment Advisory Fee                                                               2,906             12,163
      Amortization of Organizational Costs                                                  2,016              7,997
      Registration                                                                          1,383              1,285
      Custody                                                                               1,224              4,623
      Other                                                                                   122              2,691
                                                                                        ---------          ---------
             Total Expenses                                                                56,857            125,914
             Less: Fees Waived and Expenses Reimbursed ($2,906 and
             $48,581 respectively, for the three months ended September 30, 1998
             and $12,163 and $90,382, respectively, for the year ended June 30, 1998)      51,487            102,545
              Credits Earned on Cash Balances                                                 344              2,286
                                                                                        ---------          ---------
             Net Expenses                                                                   5,026             21,083
                                                                                        ---------          ---------

NET INVESTMENT LOSS                                                                     $  (1,212)         $  (5,878)
                                                                                        =========          =========

REALIZED AND UNREALIZED GAIN/LOSS:
      Net Realized Gain/Loss                                                            $ (44,051)         $ 240,590
                                                                                        ---------          ---------

      Unrealized Appreciation/Depreciation:
             Beginning of the Period                                                      168,091            206,246
             End of the Period                                                            (11,630)           168,091
                                                                                        ---------          ---------
      Net Unrealized Depreciation During the Period                                      (179,721)           (38,155)
                                                                                        ---------          ---------

NET REALIZED AND UNREALIZED GAIN/LOSS                                                   $(223,772)         $ 202,435
                                                                                        =========          =========

NET INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS                                     $(224,984)         $ 196,557
                                                                                        =========          =========

                                               See Notes to Financial Statements

                                       9

                                    VAN KAMPEN MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS For the Three Months Ended September 30, 1998
and the Years Ended June 30, 1998 and 1997 (Unaudited)
                                                                           Three Months
                                                                                  Ended          Year Ended          Year Ended
                                                                     September 30, 1998       June 30, 1998       June 30, 1997
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                                       $      (1,212)        $    (5,878)        $    (1,438)
Net Realized Gain/Loss                                                          (44,051)            240,590              64,043
Net Unrealized Appreciation/Depreciation During the Period                     (179,721)            (38,155)            185,690
                                                                          -------------         -----------         -----------

Change in Net Assets from Operations                                           (224,984)            196,557             248,295
                                                                          -------------         -----------         -----------

Distributions in Excess of Net Investment Income:
 Class A Shares                                                                     -0-              (9,412)               (174)
 Class B Shares                                                                     -0-                (666)               (111)
 Class C Shares                                                                     -0-                (666)               (111)
                                                                          -------------         -----------         -----------
                                                                                    -0-             (10,744)               (396)
                                                                          -------------         -----------         -----------

Distributions from Net Realized Gain:
 Class A Shares                                                                     -0-            (192,785)             (6,330)
 Class B Shares                                                                     -0-             (13,647)             (4,004)
 Class C Shares                                                                     -0-             (13,647)             (4,004)
                                                                          -------------         -----------         -----------
                                                                                    -0-            (220,079)            (14,338)
                                                                          -------------         -----------         -----------

Total Distributions                                                                 -0-            (230,823)            (14,734)
                                                                          -------------         -----------         -----------


NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                            (224,984)            (34,266)            233,561
                                                                          -------------         -----------         -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                           -0-               1,196           1,000,000
Net Asset Value of Shares Issued Through Dividend Reinvestment                      -0-             230,823               2,074
Cost of Capital Stock Repurchased                                                   -0-             (57,633)                -0-
                                                                          -------------         -----------         -----------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                                  -0-             174,386           1,002,074
                                                                          -------------         -----------         -----------

TOTAL INCREASE/DECREASE IN NET ASSETS                                          (224,984)            140,120           1,235,635

NET ASSETS:
Beginning of the Period                                                       1,641,330           1,501,210             265,575
                                                                          -------------         -----------         -----------

End of the Period (Including accumulated net investment
         loss of $21,903, $20,691 and $4,069, respectively)               $   1,416,346         $ 1,641,330         $ 1,501,210
                                                                          =============         ===========         ===========


                                               See Notes to Financial Statements

                                       10

VAN KAMPEN MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
                                                                                                           December 27, 1995
                                                                                                               (Commencement
                                                               Three Months                                    of Investment
                                                                      Ended      Year Ended     Year Ended    Operations) to
Class A Shares                                           September 30, 1998   June 30, 1998  June 30, 1997     June 30, 1996
Net Asset Value, Beginning of the Period                       $     13.719     $    14.321  $      11.409       $    10.000
                                                               ------------     -----------  -------------       -----------

         Net Investment Income/Loss                                  (0.010)         (0.032)        (0.014)            0.018
         Net Realized and Unrealized Gain/Loss                       (1.870)          1.633          3.559             1.391
                                                               ------------     -----------  -------------       -----------


Total from Investment Operations                                     (1.880)          1.601          3.545             1.409
                                                               ------------     -----------  -------------       -----------


Less:
         Distributions from Net Investment Income                       -0-           0.103          0.017               -0-
         Distributions from Net Realized Gain                           -0-           2.100          0.616               -0-
                                                               ------------     -----------  -------------       -----------
Total Distributions                                                     -0-           2.203          0.633               -0-
                                                               ------------     -----------  -------------       -----------

Net Asset Value, End of the Period                             $     11.839     $    13.719  $      14.321       $    11.409
                                                               ============     ===========  =============       ===========


Total Return * (a)                                                 (13.70)%**        13.06%         32.39%             14.00%**

Net Assets at End of the Period (In thousands)                     $1,234.7        $1,430.7       $1,315.0            $117.2

Ratio of Expenses to Average Net Assets* (b)                          1.39%           1.44%          1.48%             1.38%

Ratio of Net Investment Income/Loss to Average
  Net Assets*                                                       (0.31)%         (0.36)%        (0.31)%             0.38%

Portfolio Turnover                                                      17%**          109%            85%                41%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)                          14.71%           7.76%         17.19%            17.57%

Ratio of Net Investment Income/Loss to Average Net Assets          (13.63)%         (6.69)%       (16.01)%          (15.81)%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .09%, .14%, .18% and .08% for the periods ended on September 30, 1998, June 30, 1998, June 30, 1997 and June 30, 1996 respectively.

                                               See Notes to Financial Statements

                                       11

VAN KAMPEN MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
                                                                                                           December 27, 1995
                                                                                                               (Commencement
                                                               Three Months                                    of Investment
                                                                      Ended      Year Ended     Year Ended    Operations) to
Class B Shares                                           September 30, 1998   June 30, 1998  June 30, 1997     June 30, 1996
Net Asset Value, Beginning of the Period                       $     13.724     $    14.327  $     11.410        $    10.000
                                                               ------------     -----------  -------------       -----------

         Net Investment Income/Loss                                  (0.010)         (0.027)       (0.017)             0.024
         Net Realized and Unrealized Gain/Loss                       (1.871)          1.626         3.567              1.386
                                                               ------------     -----------  -------------       -----------

Total from Investment Operations                                     (1.881)          1.599         3.550              1.410
                                                               ------------     -----------  -------------       -----------

Less:
         Distributions from Net Investment Income                       -0-           0.102         0.017                -0-
         Distributions from Net Realized Gain                           -0-           2.100         0.616                -0-
                                                               ------------     -----------  -------------       -----------
Total Distributions                                                     -0-           2.202         0.633                -0-
                                                               ------------     -----------  -------------       -----------

Net Asset Value, End of the Period                             $     11.843     $    13.724  $     14.327        $    11.410
                                                               ============     ===========  ============        ===========


Total Return * (a)                                                 (13.70)%**        12.98%        32.48%           14.00%**

Net Assets at End of the Period (In thousands)                        $90.8          $105.3         $93.1              $74.2

Ratio of Expenses to Average Net Assets* (b)                          1.39%           1.44%         1.48%              1.38%

Ratio of Net Investment Income/Loss to Average
  Net Assets*                                                       (0.31)%         (0.36)%       (0.14)%              0.44%

Portfolio Turnover                                                      17%**          109%           85%              41%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)                          14.71%           7.76%        17.19%             17.57%

Ratio of Net Investment Income/Loss to Average Net Assets          (13.63)%         (6.69)%      (15.79)%           (15.75)%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .09%, .14%, .18% and .08% for the periods ended on September 30, 1998, June 30, 1998, June 30, 1997 and
June 30, 1996 respectively.

                                               See Notes to Financial Statements

                                       12

VAN KAMPEN MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
                                                                                                           December 27, 1995
                                                                                                               (Commencement
                                                               Three Months                                    of Investment
                                                                      Ended      Year Ended     Year Ended    Operations) to
Class C Shares                                           September 30, 1998   June 30, 1998  June 30, 1997     June 30, 1996
Net Asset Value, Beginning of the Period                       $     13.726     $    14.327  $      11.410       $    10.000
                                                               ------------     -----------  -------------       -----------

         Net Investment Income/Loss                                  (0.010)         (0.026)        (0.017)            0.024
         Net Realized and Unrealized Gain/Loss                       (1.871)          1.627          3.567             1.386
                                                               ------------     -----------  -------------       -----------

Total from Investment Operations                                     (1.881)          1.601          3.550             1.410
                                                               ------------     -----------  -------------       -----------

Less:
         Distributions from Net Investment Income                       -0-           0.102          0.017               -0-
         Distributions from Net Realized Gain                           -0-           2.100          0.616               -0-
                                                               ------------     -----------  -------------       -----------
Total Distributions                                                     -0-           2.202          0.633               -0-
                                                               ------------     -----------  -------------       -----------

Net Asset Value, End of the Period                             $     11.845     $    13.726  $      14.327       $    11.410
                                                               ============     ===========  =============       ===========


Total Return * (a)                                                 (13.69)%**        13.06%         32.48%          14.00%**

Net Assets at End of the Period (In thousands)                        $90.9          $105.3          $93.1             $74.2

Ratio of Expenses to Average Net Assets* (b)                          1.39%           1.44%          1.48%             1.38%

Ratio of Net Investment Income/Loss to Average
  Net Assets*                                                       (0.31)%         (0.36)%        (0.14)%             0.44%

Portfolio Turnover                                                      17%**          109%            85%             41%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)                          14.71%           7.76%         17.19%            17.57%

Ratio of Net Investment Income/Loss to Average Net Assets          (13.63)%         (6.68)%       (15.79)%          (15.75)%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .09%, .14%, .18% and .08% for the periods ended on September 30, 1998, June 30, 1998, June 30, 1997 and June 30,
1996 respectively.

                                               See Notes to Financial Statements

                                       13

                         VAN KAMPEN MID CAP VALUE FUND

                         Notes to Financial Statements
                         September 30, 1998 (Unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Mid Cap Value Fund, formerly known as Van Kampen American Capital Value Fund, (the "Fund") is organized as a series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March
31. As a result, this financial report reflects the three month period commencing on July 1, 1998, and ending on September 30, 1998.
         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
         The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS - The Fund will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required. Net realized gains or losses may differ for financial purposes primarily as a result of wash sales at September 30, 1998.
         At September 30, 1998, for federal income tax purposes, the cost of long-term investments is $1,397,573; the aggregate gross unrealized appreciation is $135,514 and the aggregate gross unrealized depreciation is $147,223, resulting in net unrealized depreciation of $11,709.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income and net realized gains on securities, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

G. EXPENSE REDUCTIONS - During the three months ended September 30, 1998 and the year ended June 30, 1998, respectively, the Fund's custody fee was reduced by $344 and $2,286, respectively, as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                         VAN KAMPEN MID CAP VALUE FUND

                         September 30, 1998 (Unaudited)

AVERAGE NET ASSETS            % PER ANNUM
------------------            -----------
First $500 million                   .75%
Next $500 million                    .70%
Over $1 billion                      .65%

For the three months ended September 30, 1998 and year ended June 30, 1998 the Adviser voluntarily capped the expenses of the Fund at 1.30% of average net assets. As such, the Adviser waived $2,906 and $12,163, respectively, of its investment advisory fees and assumed $48,581 and $90,382, respectively, of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
         For the three months ended September 30, 1998 and year ended June 30, 1998, respectively, the Fund incurred expenses of approximately $5,700 and $5,200, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinios), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this cost has been assumed by Van Kampen.
        For the three months ended September 30, 1998 and year ended June 30, 1998, respectively, the Fund incurred expenses of approximately $15,700 and $34,800, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund. All of this cost has been assumed by Van Kampen.
         Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the three months ended September 30, 1998 and June 30, 1998, respectively, the Fund recognized expenses of approximately $3,800 and $15,000, respectively. All of this cost has been assumed by Van Kampen. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
         Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
         The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
         At September 30, 1998, Van Kampen owned 104,277 shares of Class A, 7,670 shares of Class B, and 7,670 shares of Class C.

3.  CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
         At September 30, 1998, capital aggregated $1,251,565, $80,397 and $79,300 for Classes A, B and C, respectively. For the three months ended September 30, 1998, there were no capital transactions.

         At June 30, 1998, capital aggregated $1,251,565, $80,397 and $79,300 for Classes A, B and C, respectively. For the twelve months ended June 30, 1998, transactions were as follows:

                                             SHARES              VALUE
Sales:
  Class A                                         7         $      100
  Class B                                         0              1,096
                                         ----------         ----------
Total Sales                                       7         $    1,196
                                         ==========         ==========


Dividend Reinvestment:
  Class A                                    16,533         $  202,197
  Class B                                     1,170             14,313
  Class C                                     1,170             14,313
                                         ----------         ----------
Total Dividend Reinvestment                  18,873         $  230,823
                                         ==========         ==========

Shares Repurchased:
  Class A                                    (4,076)        $   57,633)
                                         ==========         ==========

         At June 30, 1997, capital aggregated $1,106,900, $64,988 and $64,988 for Classes A, B, and C respectively. For the year ended June 30, 1997, transactions were as follows:

                                             SHARES              VALUE
Sales:                                       81,367         $1,000,000
                                         ----------         ----------

Dividend Reinvestment:
  Class A                                       177         $    2,074
                                         ----------         ----------

Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                         VAN KAMPEN MID CAP VALUE FUND

                         September 30, 1998 (Unaudited)

                     CONTINGENT DEFERRED
                          SALES CHARGE
                     CLASS B      CLASS C
Year of Redemption    Shares       Shares
First                  5.00%        1.00%
Second                 4.00%         None
Third                  3.00%         None
Fourth                 2.50%         None
Fifth                  1.50%         None
Sixth and Thereafter    None         None

4.  INVESTMENT TRANSACTIONS
For the three months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $275,166 and $244,477 respectively. For the year ended June 30, 1998, the cost of purchases and proceeds of sales of investments, excluding short-term investments were $1,697,057 and $1,565,249, respectively.

5. DISTRIBUTION AND SERVICE PLANS
The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
         The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares. No fees related to the Plans have been accrued by the Fund, as the Fund is currently owned solely by affiliated persons.

6. YEAR 2000 COMPLIANCE
Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                          VAN KAMPEN MID CAP VALUE FUND

Board of Trustees                          Investment Adviser

J. Miles Branagan                          Van Kampen Investment Advisory Corp.
Richard M. DeMartini*                      1 Parkview Plaza
Linda Hutton Heagy                         P.O. Box 5555
R. Craig Kennedy                           Oakbrook Terrace, Illinois 60181-5555
Jack E. Nelson
Don G. Powell*                             Distributor
Phillip B. Rooney
Fernando Sisto                             Van Kampen Funds Inc.
Wayne W. Whalen* - Chairman                1 Parkview Plaza
Paul G. Yovovich                           P.O. Box 5555
                                           Oakbrook Terrace, Illinois 60181-5555
Officers
                                           Shareholder Servicing Agent
Dennis J. McDonnell*
    President                              Van Kampen Investor Services Inc.
                                           P.O. Box 418256
Ronald A. Nyberg*                          Kansas City, Missouri 64141-9256
    Vice President and Secretary
                                           Custodian
John L. Sullivan*
    Vice President, Treasurer and          State Street Bank and Trust Company
    Chief Financial Officer                225 Franklin Street
                                           P.O. Box 1713
Curtis W. Morell*                          Boston, Massachusetts 02105
    Vice President and
    Chief Accounting Officer
                                           Legal Counsel
Tanya M. Loden*
    Controller                             Skadden, Arps, Slate,
                                           Meagher & Flom (Illinois)
                                           333 West Wacker Drive
Peter W. Hegel*                            Chicago, Illinois 60606
Paul R. Wolkenberg*
Edward C. Wood, III*                       Independent Accountants
   Vice Presidents
                                           KPMG Peat Marwick LLP
                                           Peat Marwick Plaza
                                           303 East Wacker Drive
                                           Chicago, Illinois 60601



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All Rights Reserved.

SM denotes a service mark of Van Kampen Funds Inc.



This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.